SURVIVORSHIP ADVANTAGE Variable Universal Life
Issued by American National Insurance Company
Home Office One Moody Plaza Galveston, Texas 77550 Prospectus May 1, 2001 1-800-306-2959
This prospectus describes a variable universal life insurance policy offered by American National Insurance Company. The policy provides survivorship life insurance protection on two insureds with flexibility to vary the amount and timing of premium payments and the level of death benefit. The death benefit is payable after the second insured's death. The death benefits available under your policy can increase if the value of the policy increases.
The value of your policy will vary with the investment performance of investment options you choose. You can choose to have your net premium payments (premium payments less applicable charges) allocated to subaccounts of the American National Variable Life Separate Account and to our general account. Each subaccount invests in a corresponding portfolio of American National Investment Accounts, Inc., Fidelity Variable Insurance Products Initial Class, or T. Rowe Price. The portfolios currently available for purchase by the subaccounts are:
American National Fund
     Money Market Portfolio
     Growth Portfolio
     Balanced Portfolio
     Equity Income Portfolio
     High Yield Bond Portfolio
     International Stock Portfolio
     Small-Cap/Mid-Cap Portfolio
     Government Bond Portfolio
T. Rowe Price Funds
     Equity Income Portfolio
     Mid-Cap Growth Portfolio
     International Stock Portfolio
Fidelity Funds
     Money Market Portfolio
     Equity-Income Portfolio
     High Income Portfolio
     Growth Portfolio
     Overseas Portfolio
     Contrafund Portfolio
     Asset Manager: Growth Portfolio
     Investment Grade Bond Portfolio
     Asset Manager Portfolio
     Index 500 Portfolio
     Balanced Portfolio
     Growth and Income Portfolio
     Mid Cap Portfolio
     Growth Opportunities Portfolio
The Securities and Exchange Commission has not approved or disapproved the policy or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
The policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank, nor is it federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. The policy involves investment risks, including possible loss of principal. For a full description of the American National Fund, T. Rowe Price Funds and Fidelity Funds, their investment policies and restrictions, risks, charges and expenses and other aspects of their operation, see their prospectuses.
Please read this prospectus and keep it for future reference.
Form 4716     Rev. 5-01
TABLE OF CONTENTS
                                                  Page
Definitions                                          4
Summary                                              6
  The Policy                                         6
  Issuance of a Policy                               6
  Allocation of Premiums                             6
  Policy Benefits and Rights                         7
  Charges                                            8
  Taxes                                             10
Policy Benefits                                     11
  Purposes of the Policy                            11
  Death Benefit Proceeds                            11
  Death Benefit Options                             11
  Guaranteed Coverage Benefit                       15
  Duration of the Policy                            16
  Accumulation                                      16
  Payment of Policy Benefits                        17
Policy Rights                                       20
  Loan Benefits                                     20
  Surrenders                                        21
  Transfers                                         22
  Refund Privilege                                  23
  Dollar Cost Averaging                             24
  Rebalancing                                       24
Payment and Allocation of Premiums.                 25
  Issuance of a Policy                              25
  Premiums                                          25
  Premium Flexibility                               25
  Allocation of Premiums and Accumulation Value     26
  Grace Period and Reinstatement                    26
Charges and Deductions                              28
  Premium Charges.                                  28
  Charges from Accumulation Value                   28
    Monthly Deduction                               28
    Cost of Insurance                               28
    Surrender Charge                                29
    Transfer Charge                                 29

                                                  Page
   Partial Surrender Charge                         29
    Daily Charges Against the Separate Account      29
   Fees and Expenses Incurred by
     Eligible Portfolios.                           30
    Taxes                                           30
  Exceptions to Charges                             30
American National Insurance Company, the Separate
   Account, the Funds, and the Fixed Account        31
  American National Insurance Company               31
  The Separate Account                              31
  The Funds                                         33
  Fixed Account                                     36
Federal Income Tax Considerations                   38
  Introduction                                      38
  Tax Status of the Policy                          38
  Tax Treatment of Policy Proceeds                  39
  American National's Income Taxes                  42
Other Information                                   43
  Sale of the Policy                                43
  The Contract                                      43
   Policy Split Option                              45
  Dividends                                         45
  Legal Matters                                     46
  Legal Proceedings                                 46
  Registration Statement                            46
  Experts                                           46
Senior Executive Officers and Directors of
 American National Insurance Company                47
Appendix                                            54
  Illustrations of Death Benefits,
    Accumulation Values, and Surrender Values       56
Financial Statements                                60

DEFINITIONS
Accumulation Value. The total amount that a Policy provides for investment at any time.
Age at Issue. For each insured, the age at the Insured's last birthday before the Date of Issue.
American National Fund. American National Investment Accounts,
Inc.
Attained Age. For each insured, Age at Issue plus the number of complete Policy Years.
Beneficiary. The Beneficiary designated in the application or the latest change, if filed and recorded with us.
Daily Asset Charge. A charge equal to an annual rate of 0.90% of the average daily Accumulation Value of each subaccount.
Date of Issue. The Date of Issue in the Policy and any riders to the Policy.
Death Benefit. The amount of insurance coverage provided under the selected Death Benefit option.
Death Benefit Proceeds. The proceeds payable upon death of the last Insured to die.
Declared Rate. The rate at which interest is credited in the Fixed Account.
Effective Date. The later of the Date of Issue or the date on which:
     the first premium, as shown on the Policy Data Page, has been paid; and
     the Policy has been delivered while both Insureds are alive and in good health.
     Any increase in Specified Amount, addition of a benefit rider, or reinstatement of coverage will take effect on the Monthly Deduction Date which coincides with or next follows the date we approve an application for such change or for reinstatement of the Policy.
Eligible Portfolio. A Portfolio of American National
Investment Accounts, Inc., Fidelity Variable Insurance
Products Initial Class, and T. Rowe Price, in which a subaccount can be invested.
Fidelity Funds. Fidelity Variable Insurance Products Initial
Class.
Fixed Account. A part of our General Account which accumulates interest at a fixed rate.
General Account. Includes all of our assets except assets segregated into separate accounts.
Guaranteed Coverage Benefit. Our agreement to keep the Policy in force if the Guaranteed Coverage Premium is paid and other Policy provisions are met.
Guaranteed Coverage Premium. Specifed premiums which, if paid in advance as required, will keep the Policy in force so long as other Policy provisions are met.
Insureds. The persons upon whose lives the Policy is issued. Monthly Deduction. The sum of (1) cost of insurance charge,
(2) charge for any riders, and (3) monthly expense charge and monthly expense fee shown on the Policy Data Page.
Monthly Deduction Date. The same date in each succeeding month as the Date of Issue, except that whenever the Monthly
Deduction Date falls on a date other than a Valuation Date, the Monthly Deduction Date will be deemed to be the next Valuation Date. The Date of Issue is the first Monthly
Deduction Date.
Net Amount at Risk. Your Death Benefit minus your Accumulation
Value.
Planned Periodic Premiums. Scheduled premiums selected by you. Policy. The variable universal life insurance policy described in this prospectus.
Policy Data Page. The pages of the Policy so titled.
Policy Debt. The sum of all unpaid Policy loans and accrued interest thereon.
Policyowner ("You"). The owner of the Policy, as designated in the application or as subsequently changed. If a Policy has been absolutely assigned, the assignee is the Policyowner. A collateral assignee is not the Policyowner.
Policy Year. The period from one Policy anniversary date until the next Policy anniversary date.
Satisfactory Proof of Death. Submission of the following:
     certified copy of the death certificate;
     a claimant statement;
     the Policy; and
     any other information that we may reasonably require to establish the validity of the claim.
Second Insured. The last Insured to die.
Specified Amount. The minimum Death Benefit under the Policy until the younger Insured reaches Attained Age of 100. The Specified Amount is an amount you select in accordance with Policy requirements.
Surrender Value. The Accumulation Value less Policy Debt and surrender charges.
T. Rowe Price Funds. T. Rowe Price International Series, Inc. and T. Rowe Price Equity Series, Inc.
Valuation Date. Each day the New York Stock Exchange
("NYSE") is open for regular trading. A redemption, transfer or purchase can be made only on days that American National is open. American National will be open on each day the NYSE is open except for the day after Thanksgiving and Christmas Eve day.
Valuation Period. American National's close of business on one Valuation Date to the close of business on another.

SUMMARY
The Policy is not available in some states. You should rely only on the information contained or incorporated by reference in this prospectus. We have not authorized anyone to provide you with information that is different.
You should read the following summary in conjunction with the detailed information appearing elsewhere in this prospectus. Unless otherwise indicated, the description of the Policy assumes that the Policy is in effect and that there is no Policy Debt.
The Policy
The Policy is a flexible premium variable universal life insurance policy.
You do not have a fixed schedule for premium payments. You can establish a schedule of Planned Periodic Premiums, but you are not required to follow such schedule. (See "Premium Flexibility," page 25.)
The Death Benefit under the Policy may, and the Accumulation Value will, reflect the investment performance of the investments you choose. (See "Death Benefits," page 11 and "Accumulation Value," page 16.) You benefit from any increase in value and bear the risk that your chosen investment options may decrease in value. The amount and duration of the life insurance coverage provided by the Policy is not guaranteed, except under the Guaranteed Coverage Benefit provision. Further, the Accumulation Value is not guaranteed, except in the Fixed Account.
Issuance of a Policy
In order to purchase a Policy, you must submit an application to us. We review the application to determine whether the Policy can be issued in accordance with our underwriting standards. Once the underwriting process is completed, the Date of Issue is designated. You, however, must submit your initial premium for the Policy to have an Effective Date. Accordingly, the Date of Issue may be before the Effective Date. Your initial premium can be re-submitted if the underwriting review of the application is later completed. Allocation of Premiums
You can allocate premiums to one or more of the subaccounts and to the Fixed Account. (See "The Separate Account," page
31 and "Fixed Account," page 36.) The assets of the various subaccounts are invested in Eligible Portfolios. The prospectuses or prospectus profiles for the Eligible Portfolios accompany this prospectus.
Premium payments received before the Date of Issue are held in our General Account without interest. On the Date of Issue, premiums received on or before that date are allocated to the subaccount for the American National Money Market Portfolio. Premium payments received within 15 days after the Date of Issue are also allocated to the American National Money Market Portfolio. After the 15-day period, premium payments and Accumulation Value are allocated among the Eligible Portfolios in accordance with your instructions as contained in the application. The minimum percentage that you may allocate to any one subaccount or to the Fixed Account is 10% of the premium, and fractional percentages may not be used.
Policy Benefits and Rights
Death Benefit. The Death Benefit is available in two options. (See "Death Benefit Options," page 11.) The Death Benefit Proceeds may be paid in a lump sum or in accordance with an optional payment plan. (See "Payment of Policy Benefits," page 17.)
Adjustments to Death Benefit. You can adjust the Death Benefit by changing the Death Benefit option and by increasing or decreasing the Specified Amount. Changes in the Specified Amount or the Death Benefit option are subject to certain limitations. (See "Death Benefit Options," page 11 and
"Change in Specified Amount," page 14.)
Accumulation Value and Surrender Value. The Accumulation Value reflects the investment performance of the chosen subaccounts, the rate of interest paid on the Fixed Account, premiums paid, partial surrenders, and charges deducted from the Policy. There is no guaranteed minimum Accumulation Value. You can withdraw the entire Surrender Value. Subject to certain limitations, you can also withdraw a portion of the Surrender Value. Partial surrenders reduce both the Accumulation Value and the Death Benefit payable under the Policy. A surrender charge will be deducted from the amount paid upon a partial withdrawal. (See "Partial Surrender Charge," page 29. See "Surrenders," page 21.) Surrenders may have tax consequences. (See "Federal Income Tax Considerations," page 38.)
Policy Loans. You can borrow money from us using the Policy as security for the loan. (See "Loan Benefits," page 20.)
Policy Loans may have tax consequences. (See "Federal Income Tax Considerations," page 38.)
Free Look Period. You have a free look period in which to examine a Policy and return it for a refund. The length of the free look period varies among different states, but generally runs for 10 days after you receive your Policy. The date you receive your Policy will not necessarily be the date you submit your premium. (See "Refund Privilege," page 23.)
Policy Lapse and Guaranteed Coverage Benefit. We will provide a Guaranteed Coverage Benefit so long as the Guaranteed Coverage Premium is paid and other Policy provisions are met. After the Guaranteed Coverage Benefit period, the Policy will lapse at any time the Surrender Value is insufficient to pay the Monthly Deductions and the grace period expires without sufficient additional premium payment. The grace period starts when written notice of lapse is mailed to your last known address and expires 61 days later. Unless the Guaranteed Coverage Benefit requirements have been met, lapse can occur even if Planned Periodic Premiums are paid. (See "Payment and Allocation of Premiums," page 25.)

Charges
Premium Charge. A premium charge at a maximum of 3.0% will be deducted from each premium payment.
Charges from Accumulation Value. The Accumulation Value of the Policy will be reduced by certain Monthly Deductions and Daily Asset Charges as follows:
     On each Monthly Deduction Date by:
     Cost of Insurance Charge. Because the cost of insurance depends upon several variables, the cost can vary from month to month. We will determine the monthly cost of insurance charges by multiplying the applicable cost of insurance rate by the Net Amount at Risk, as of the
Monthly Deduction Date, for each Policy month.
     The monthly cost of insurance rate is based on the Specified Amount, the Policy Year and each Insured's Age at Issue, sex , and underwriting risk class. The rate may
vary if either Insured is a tobacco user or tobacco non-
user or if either Insured is in a substandard risk classification and rated with a tabular extra rating.
     Charge for the Cost of any Riders.
     Monthly Expense Charge and Monthly Expense Fee. The monthly expense fee will be a maximum of $5.00. The monthly expense charge, which will vary by Age at Issue,
risk class, and Policy Year, will be a maximum of $0.125
per $1,000 of Specified Amount. The monthly expense charge
and monthly expense fee are determined when the policy is issued, but may increase in subsequent years.
     On each Valuation Date, by a Daily Asset Charge not to exceed 0.90% annually of the average daily Accumulation
Value in each subaccount. (See "Charges and Deductions,"
page 28.)

Eligible Portfolio Expenses. The values of the units in each subaccount will reflect the net asset value of shares in the corresponding Eligible Portfolios. The Eligible Portfolios' expenses reduce the net asset value of those shares.
Eligible Portfolio Annual Expenses
(as a percentage of average net assets)

Portfolio                                 Management   Other Exp.   Total Exp.
                                          Fees With       With      With Fees
                                          Reduction     Reduction   Reduction


AN  Money Market Portfolio 1                   0.50%        0.37%        0.87%
AN  Growth Portfolio 1                         0.50%        0.37%        0.87%
AN  Balanced Portfolio 1                       0.50%        0.40%        0.90%
AN  Equity Income Portfolio 1                  0.50%        0.42%        0.92%
AN  High Yield Bond Portfolio1                 0.55%        0.25%        0.80%
AN  International Stock Portfolio 1            0.75%        0.35%        1.10%
AN  Small-Cap/Mid-Cap Portfolio 1              1.25%        0.25%        1.50%
AN  Governmental Bond Portfolio 1              0.50%        0.30%        0.80%
Fidelity High Income Portfolio                 0.58%        0.10%        0.68%
Fidelity Money Market Portfolio                0.27%        0.08%        0.35%
Fidelity Equity-Income Portfolio 2             0.48%        0.08%        0.56%
Fidelity Growth Portfolio 2                    0.57%        0.08%        0.65%
Fidelity Overseas Portfolio 2                  0.72%        0.17%        0.89%
Fidelity Investment Grade Bond Portfolio       0.43%        0.11%        0.54%
Fidelity Asset Manager Portfolio               0.53%        0.08%        0.61%
Fidelity Index 500 Portfolio                   0.24%        0.09%        0.33%
Fidelity Contrafund Portfolio 2                0.57%        0.09%        0.66%
Fidelity Asset Manager Growth Portfolio 2      0.58%        0.11%        0.69%
Fidelity Balanced Portfolio 2                  0.43%        0.15%        0.58%
Fidelity Growth and Income Portfolio 2         0.48%        0.10%        0.58%
Fidelity Mid Cap Portfolio 2                   0.57%        0.17%        0.74%
Fidelity Growth Opportunities Portfolio 2      0.58%        0.10%        0.68%
T. Rowe Price Equity Income Portfolio 3        0.85%        0.00%        0.85%
T. Rowe Price Mid-Cap Growth Portfolio 3       0.85%        0.00%        0.85%
T. Rowe Price International Stock Portfolio 3  1.05%        0.00%        1.05%

CONTINUED
Portfolio                                 Management   Other Exp.   Total Exp.
                                          Without      Without      Without
                                          Reduction    Reduction    Reduction


AN  Money Market Portfolio 1                   0.50%        0.43%        1.18%
AN  Growth Portfolio 1                         0.50%        0.42%        0.92%
AN  Balanced Portfolio 1                       0.50%        0.88%        1.08%
AN  Equity Income Portfolio 1                  0.50%        0.42%        0.92%
AN  High Yield Bond Portfolio1                 0.80%        0.55%        0.33%
AN  International Stock Portfolio 1            0.75%        0.62%        1.37%
AN  Small-Cap/Mid-Cap Portfolio 1              1.25%        0.75%        2.00%
AN  Governmental Bond Portfolio 1              0.50%        0.46%        0.96%
Fidelity High Income Portfolio                 0.58%        0.10%        0.68%
Fidelity Money Market Portfolio                0.27%        0.08%        0.35%
Fidelity Equity-Income Portfolio 2             0.48%        0.08%        0.56%
Fidelity Growth Portfolio 2                    0.57%        0.08%        0.65%
Fidelity Overseas Portfolio 2                  0.72%        0.17%        0.89%
Fidelity Investment Grade Bond Portfolio       0.43%        0.11%        0.54%
Fidelity Asset Manager Portfolio               0.53%        0.08%        0.61%
Fidelity Index 500 Portfolio                   0.24%        0.09%        0.33%
Fidelity Contrafund Portfolio 2                0.57%        0.09%        0.66%
Fidelity Asset Manager Growth Portfolio 2      0.58%        0.11%        0.69%
Fidelity Balanced Portfolio 2                  0.43%        0.15%        0.58%
Fidelity Growth and Income Portfolio 2         0.48%        0.10%        0.58%
Fidelity Mid Cap Portfolio 2                   0.57%        0.17%        0.74%
Fidelity Growth Opportunities Portfolio 2      0.68%        0.58%        0.10%
T. Rowe Price Equity Income Portfolio 3        0.85%        0.00%        0.85%
T. Rowe Price Mid-Cap Growth Portfolio 3       0.85%        0.00%        0.85%
T. Rowe Price International Stock Portfolio 3  1.05%        0.00%        1.05%

1Under its Administrative Service Agreement with the American National Fund, Securities Management and Research, Inc. ("SM&R"), the American National Fund's investment advisor and manager, has agreed to pay (or to reimburse each Portfolio for ) each Portfolio's expenses (including the advisory fee and administrative services fee paid to SM&R, but exclusive of interest, commissions, and other expenses incidental to Portfolio transactions) in excess of 1.50% per year of such Portfolio's average daily net assets. In addition, SM&R has entered into a separate undertaking with the American National Fund effective May 1, 1994 until April 30, 2002, pursuant to which SM&R has agreed to reimburse the AN High Yield Bond Portfolio and the AN Government Bond Portfolio for expenses in excess of 0.80%, the AN Money Market Portfolio and the AN Growth Portfolio for expenses in excess of 0.87%; the AN Balanced Portfolio for expenses in excess of 0.90%; the AN Equity Income Portfolio for expenses in excess of 0.92%, the AN International Stock Portfolio for expenses in excess of 1.10%; and the AN Small-Cap/Mid-Cap Portfolio for expenses in excess of 1.50%, of each of such portfolio's average daily net assets during such period. SM&R is under no obligation to renew this undertaking for any Portfolio at the end of such period
2A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds have entered into arrangements with the fund's custodian, whereby interest earned on uninvested cash balances was used to reduce the fund's custodian expenses.
3Management fees include operating expenses.

See the prospectuses for American National Investment Accounts, Inc., Fidelity Variable Insurance Products Initial Class and T. Rowe Price for more detailed information about the Eligible Portfolios' fees and expenses.
Surrender Charges. If you surrender all or a portion of your Policy, a surrender charge will be assessed. The surrender charge for a full surrender is assessed based on a rate per $1,000 of Specified Amount, with the charges being calculated separately for the original Specified Amount and each increase, if any, in Specified Amount. The surrender charge for the initial Specified Amount is applicable until the 19th Policy anniversary. For an increase in Specified Amount, the surrender charge is applicable for 19 years after the Effective Date of such increase. Thereafter, there is no surrender charge.
The surrender charge varies by each Insured's sex, Age at Issue, risk class, and by Policy Year. In the first Policy Year, the surrender charge shall not be greater than $60.00 per $1,000 of Specified Amount. The rate reduces to zero after nineteen years. (See "Surrender Charge," page 29.)
We will charge an additional $25 fee for partial surrenders. (See "Partial Surrender Charge," page 29.) A surrender charge will also be assessed on decreases in the Specified Amount of the Policy or on Death Benefit option changes that result in decreases in Specified Amount.
Transfer Charge. The first 12 transfers of Accumulation Value in a Policy Year are free. Thereafter, a transfer charge of $10 will be deducted from the amount transferred. (See "Transfer Charge," page 29.)
Taxes
We intend for the Policy to satisfy the definition of life insurance under the Internal Revenue Code. Therefore, the Death Benefit Proceeds generally should be excludible from the gross income of the recipient. Similarly, you should not be taxed on increases in the Accumulation Value until there is a distribution from the Policy.
Under certain circumstances, a Policy could be a Modified Endowment Contract. If so, all pre-death distributions, including Policy loans, will be treated first as distributions of taxable gain and then as a return of basis or investment in the policy. In addition, prior to age 591/2 any such distributions generally will be subject to a 10% penalty tax. If the Policy is not a Modified Endowment Contract, distributions generally will be treated first as a return of basis or investment in the policy and then as distributing taxable gain. Moreover, loans will not be treated as distributions and neither distributions nor loans are subject to the 10% penalty tax.
See "Federal Income Tax Considerations", page 38,for a discussion of when distributions, such as surrenders and loans, could be subject to federal income tax.

POLICY BENEFITS
Purposes of the Policy
The Policy is designed to provide you:
     survivorship life insurance protection,
     Death Benefits that may, and Accumulation Value which will, vary with performance of your chosen investment options,
     flexibility in the amount and frequency of premium payments, flexibility in the level of life insurance protection,
     subject to certain limitations, and
     a Guaranteed Coverage Benefit, if you pay the Guaranteed
Coverage Premium and meet the other Policy requirements.
Death Benefit Proceeds
We will, upon Satisfactory Proof of Death of both Insureds,
pay the Death Benefit Proceeds in accordance with the Death
Benefit option in effect when the Second Insured dies. The
amount of the Death Benefit will be determined at the end of the Valuation Period in which the Second Insured dies. Death
Benefit Proceeds equal:
     the Death Benefit; plus
     additional life insurance proceeds provided by riders; minus
     Policy Debt; minus
     unpaid Monthly Deduction.
Subject to the rights of any assignee, we will pay the Death
Benefit Proceeds to:
     the Beneficiary or Beneficiaries, or
     if no Beneficiary survives the Insureds, the Second
Insured's estate will receive the proceeds.
The Death Benefit Proceeds may be paid to the Beneficiary in a lump sum or under one or more of the payment options in the
Policy. (See "Payment of Policy Benefits," page 17.)
Death Benefit Options
You choose one of two Death Benefit options in the application.
 Until the younger Insured's
age 100, the Death Benefit under either option will equal or exceed the current Specified Amount of the Policy.
Option A. Until the younger Insured's age 100, under Option A the Death Benefit is the Specified Amount or, if greater, the corridor percentage of Accumulation Value at the end of the
Valuation Period that includes the date of death. The Death
Benefit at the younger Insured's age 100 and thereafter equals the Accumulation Value. The applicable percentage declines as the age of the younger Insured increases as shown in the
following Corridor Percentage Table:
CORRIDOR PERCENTAGE TABLE
     YOUNGER                 YOUNGER                  YOUNGER
     INSURED'S               INSURED'S                INSURED'S
     ATTAINED   CORRIDOR     ATTAINED   CORRIDOR      ATTAINED     CORRIDOR
     AGE        PERCENTAGE   AGE        PERCENTAGE     AGE         PERCENTAGE
40 or younger     250         54          157           68            117
     41           243         55          150           69            116
     42           236         56          146           70            115
     43           229         57          142           71            113
     44           222         58          138           72            111
     45           215         59          134           73            109
     46           209         60          130           74            107
     47           203         61          128        75 to 90         105
     48           197         62          126           91            104
     49           191         63          124           92            103
     50           185         64          122           93            102
     51           178         65          120           94            101
     52           171         66          119    95 and thereafter    100
     53           164         67          118
OPTION A EXAMPLE. Assume that the younger Insured's Attained
Age is between 0 and 40. A Policy with a $500,000 Specified
Amount will generally pay $500,000 in Death Benefits. However, the Death Benefit will be the greater of $500,000 or 250% of
Accumulation Value. Anytime the Accumulation Value exceeds
$200,000, the Death Benefit will exceed the $500,000 Specified
Amount. Each additional dollar added to Accumulation Value
above $200,000 will increase the Death Benefit by $2.50. If
the Accumulation Value exceeds $200,000 and increases by $100 because of investment performance or premium payments, the
Death Benefit will increase by $250. A Policy with an
Accumulation Value of $300,000 will provide a Death Benefit of
$750,000 ($300,000 x 250%); an Accumulation Value of $400,000
will provide a Death Benefit of $1,000,000 ($400,000 x 250%);
and, an Accumulation Value of $500,000 will provide a Death
Benefit of $1,250,000 ($500,000 x 250%).
Similarly, so long as Accumulation Value exceeds $200,000,
each dollar decrease in Accumulation Value will reduce the
Death Benefit by $2.50. If, for example, the Accumulation
Value is reduced from $250,000 to $200,000 because of partial withdrawals, charges or negative investment performance, the
Death Benefit will be reduced from $625,000 to $500,000.
Option B. Until the younger Insured's age 100, the Death
Benefit is the Specified Amount plus the Accumulation Value
or, if greater, the applicable corridor percentage of the
Accumulation Value at the end of the Valuation Period that
includes the Second Insured's date of death. The corridor
percentage is the same as under Option A: 250% at younger
Insured's Attained Age 40 or younger on the Policy anniversary before the date of death, and for a younger Insured's Attained
Age over 40 on that Policy anniversary the percentage declines as shown in the Corridor Percentage Table. Accordingly, before younger Insured's age 100, the amount of the Death Benefit
will always vary as the Accumulation Value varies but will
never be less than the Specified Amount. The Death Benefit at younger Insured's age 100 and thereafter equals the
Accumulation Value.
OPTION B EXAMPLE. Assume that the younger Insured is age 40 or
younger.   A policy with a Specified Amount of $500,000 will
generally provide a Death Benefit of $500,000 plus
Accumulation Value. However, the Death Benefit will be the greater of the Specified Amount plus the Accumulation Value, or 250% of the Accumulation Value. Any time the Accumulation
Value exceeds approximately $333,334, the Death Benefit will be greater than the Specified Amount plus Accumulation Value.
Each additional dollar of Accumulation Value above $333,334 will increase the Death Benefit by $2.50. If the Accumulation
Value exceeds $333,334 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $250. For a Policy with Accumulation value of $200,000, the Death Benefit will be $700,000 (Specified amount of $500,000 plus $200,000 Accumulation Value). For an
Accumulation Value of $300,000, the Death Benefit will be
$800,000 ($500,000 plus $300,000). For an Accumulation Value of $400,000, the Death Benefit will be $1,000,000 ($400,000 X
250% is greater than $500,000 plus $400,000). The Death
Benefit, therefore, will be at least 250% of Accumulation
Value, because 250% is the applicable corridor percentage for this age of Insured.
Similarly, any time Accumulation Value exceeds $333,334, each dollar taken out of Accumulation Value will reduce the Death
Benefit by $2.50. If, for example, the Accumulation Value is reduced from $400,000 to $350,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $1,000,000 to $875,000. If at any time, however, the Accumulation Value multiplied by the applicable corridor percentage is less than the Specified
Amount plus the Accumulation Value, the Death Benefit will be the Specified Amount plus the Accumulation Value.
Change in Death Benefit Option. You may change the Death
Benefit option at any time by sending us a written request.
The effective date of a change will be the Monthly Deduction
Date on or following the date we receive the written request.
A change may have federal tax consequences. (See "Federal
Income Tax Considerations," page 38.)
If you change from Option A to Option B, the Specified Amount will equal the Specified Amount before the change minus the Accumulation Value on the effective date of the change. If you change from Option B to Option A, the Specified Amount after the change will equal the Death Benefit under Option B on the effective date of change. You cannot change your Death Benefit option if the Specified Amount remaining in force after the change would be less than $100,000.
An increase in Specified Amount due to a Death Benefit option change will increase the Monthly Deduction and the Guaranteed
Coverage Premium. A surrender charge may apply to a change in Death Benefit option. (See "Surrender Charge," page 29.)
A change in the Death Benefit option may affect subsequent cost of insurance charges, which vary with our Net Amount at Risk. In addition, a change may affect subsequent monthly expense fee and monthly expense charges. (See "Charges and Deductions," page 28.)
Change in Specified Amount. Subject to certain limitations, you may increase the Specified Amount of your Policy at any time and may decrease the Specified Amount at any time after the first three Policy Years. A change in Specified Amount may affect the cost of insurance rate and our Net Amount at Risk, both of which may affect your cost of insurance charge and have federal tax consequences. (See "Cost of Insurance," page 28 and "Federal Income Tax Considerations," page 38.)
The Specified Amount after a decrease may not be less than $100,000.
If following the decrease in Specified Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, the decrease may be limited or a portion of Accumulation Value may be returned to you at your election, to the extent necessary to meet these requirements. A decrease in the Specified Amount will be applied first against increases in Specified Amount in order of the more recent increase first, and finally against the initial Specified
Amount.
If your Specified Amount decreases, we will deduct a surrender charge from the Accumulation Value. Such deduction will equal the sum of surrender charges computed separately for each portion of Specified Amount reduced in the above order. The surrender charges for each reduction is a pro rata portion of any surrender charge applicable to a full surrender of the related increase or initial Specified Amount. You cannot decrease the Specified Amount if the younger Insured's
Attained Age exceeds 99. A decrease in Specified Amount will take effect on the Monthly Deduction Date which coincides with or next follows the date we receive your written request.
If you want to increase the Specified Amount, you must submit a written supplemental application and provide evidence of insurability for both Insureds. You may have a different underwriting risk classification for the initial Specified
Amount and each increase in Specified Amount. (See "Charges from Accumulation Value", page 28.) An additional premium may be required. (See "Premiums Upon Increase in Specified
Amount," page 26.) The minimum amount of any increase is $5,000. You cannot increase the Specified Amount if either
Insured's Attained Age is over 80. An increase in the Specified Amount will increase certain charges. Those charges will be deducted from the Accumulation Value on each Monthly
Deduction Date. An increase in the Specified Amount may also increase surrender charges. An increase in the Specified
Amount during the time the Guaranteed Coverage Benefit provision is in effect will increase the Guaranteed Coverage
Premium requirement. (See "Charges and Deductions," page
28.)
You have a "free look period" for each increase in Specified
Amount. The free look period will apply only to the increase in Specified Amount. (See "Refund Privilege," page 23.)
Methods of Affecting Insurance Protection. Your "pure insurance protection" will be the difference between your Death Benefit and your Accumulation Value. You may increase or decrease the pure insurance protection provided by a Policy as your insurance needs change. You can change the pure insurance protection by increasing or decreasing the Specified Amount, changing the level of premium payments, or making a partial surrender of the Policy. Some of these changes may have federal tax consequences. Although the consequences of each change will depend upon individual circumstances, they can be summarized as follows:
     A decrease in Specified Amount will, subject to the applicable corridor percentage limitations, decrease insurance protection and cost of insurance charges.
     An increase in Specified Amount may increase pure insurance protection, depending on the amount of Accumulation Value and the corridor percentage limitation. If insurance protection is increased, the monthly expense charges and monthly expense fees generally increase as well.
     If Option A is in effect, increased premium payments may reduce pure insurance protection, until the corridor percentage of Accumulation Value exceeds the Specified
Amount. Increased premiums should also increase the amount of funds available to keep the Policy in force.
     If Option A is in effect, reduced premium payments generally will increase the amount of pure insurance protection, depending on the corridor percentage limitations. Reducing premium payments may also result in a reduced amount of Accumulation Value and increase the possibility that the Policy will lapse.
     A partial surrender will reduce the Death Benefit. However, a partial surrender affects only the amount of pure insurance protection if the percentage from the Corridor
Percentage Table is applicable in determining the Death
Benefit. Otherwise, the decrease in Death Benefit is offset by the amount of Accumulation Value withdrawn. The primary use of a partial surrender is to withdraw Accumulation
Value.
Guaranteed Coverage Benefit
We will keep the Policy in force for the period stipulated under the Guaranteed Coverage Benefit so long as the sum of premiums paid at any time during such period is at least:
     the sum of Guaranteed Coverage Premium for each month from the start of the period, including the current month, plus partial surrenders and Policy Debt.

The Guaranteed Coverage Benefit is based on Age at Issue according to the following table:
     Age at Issue     Policy Years
     20 -  30         First 6 Years
     31 -  40         First 5 Years
     41 -  50         First 4 Years
     50 +             First 3 Years
An increase in Specified Amount does not start a new
Guaranteed Coverage Benefit period, but does increase
Guaranteed Coverage Premium.
Duration of the Policy
The Policy will remain in force so long as the Surrender Value is sufficient to pay the Monthly Deduction. The tax consequences associated with continuing the Policy beyond the younger Insured's age 100 are unclear and a tax advisor should be consulted. Where, however, the Surrender Value is insufficient to pay the Monthly Deduction and the grace period expires without an adequate payment, the Policy will lapse and terminate without value. (See "Grace Period and Reinstatement," page 26.)
Accumulation Value
Determination of Accumulation Value. On each Valuation Date, Accumulation Value is determined as follows:
     the aggregate of the value in each subaccount, determined by multiplying a subaccount's unit value by the number of units in the subaccount; plus the value in the Fixed Account; plus
     premiums; plus
     Accumulation Value securing Policy Debt; less partial surrenders, and related charges, processed on that
Valuation Date; less
     any Monthly Deduction processed on that Valuation Date; less any federal or state income taxes.
The number of subaccount units allocated to the Policy is determined after any transfers among subaccounts, or the Fixed Account (and deduction of transfer charges), but before any other Policy transactions on the Valuation Date.
Determination of Unit Value. The unit value of each subaccount is equal to:
     the per share net asset value of the corresponding Eligible Portfolio on the Valuation Date, multiplied by the number of shares held by the subaccount, after the purchase or redemption of any shares on that date, minus the Daily Asset Charge, and divided by
     the total number of units held in the subaccount on the Valuation Date, after any transfers among subaccounts, or the Fixed Account (and deduction of transfer charges), but before any other Policy transactions.
Payment of Policy Benefits
Death Benefit Proceeds will usually be paid within seven days after we receive Satisfactory Proof of Death of both Insureds. Policy loans and surrenders will ordinarily be paid within seven days after receipt of your written request. We may defer payment of any surrender, refund, or Policy loan until a premium payment made by check clears the banking system.
Payments may also be postponed in certain other circumstances. (See "Postponement of Payments," page 44.) You can decide how benefits will be paid. During either Insured's lifetime, you may arrange for the Death Benefit Proceeds to be paid in a lump sum or under one or more of the optional methods of payment described below. These choices are also available if the Policy is surrendered. When Death Benefit Proceeds are payable in a lump sum and no election of an optional payment method is in force at the death of the Second Insured, the Beneficiary may select one or more of the optional payment methods. If you or the Beneficiary do not elect one of these options, we will pay the benefits in a lump sum.
An election or change of method of payment must be in writing.
A change in Beneficiary revokes any previous election.
Further, if the Policy is assigned, any amount due to the assignee will be paid first in a lump sum. The balance, if any, may be applied under any payment option. Once payments have begun, the payment option may not be changed.
Optional Methods of Payment. In addition to a lump sum payment of benefits under the Policy, any proceeds to be paid under the Policy may be paid in any of the following six methods:
     Option 1. Equal Installments for a Fixed Number of Years. Installments will include interest at the effective rate of 2.5% per year or at a higher rate, at our option.
     Option 2. Installments for Life with the Option to Choose a Period Certain. The fixed period may be 10 or 20 years.
     Option 3. Equal Installments of a Fixed Amount Payable Annually, Semi-annually, Quarterly, or Monthly. The sum of the installments paid in one year must be at least $50.00 for each $1,000.00 of proceeds. Installments will be paid until the total of the following amount is exhausted: (1) the net sum payable; plus (2) interest at the effective rate of 2.5% per year; plus (3) any additional interest that we may elect to pay. The final installment will be the balance of the proceeds payable plus interest.
     Option 4. Interest Only. We will hold the proceeds and pay interest at the effective rate of 2.5% per year or at a higher rate, at our option. On interest due dates, the payee may withdraw an amount of at least $100.00 from the amount held.
     Option 5. Payments for Joint and Surviving Spouse Annuity. The amount applied to this option will be used by us to pay equal monthly payments to the payee for as long as the payee lives. Thereafter, we will pay a portion of those monthly payments to the payee's spouse for life, if living. The payee's spouse must be married to the payee at the time of election. The monthly amount paid to the spouse may not be less than one-half of, nor more than, the monthly payments paid while both spouses are alive. If you choose this option and the payee's spouse dies before the first payment is due:
(1) the payee will be paid equal monthly payments based on Option 2; or with our agreement, you may elect another method of payment to the payee.
     Option 6. Minimum Payout. The proceeds will be paid in a series of substantially equal periodic payments (not less than annually) for the life (or the life expectancy) of the payee consistent with the requirements of Section
72(q)(2)(D) of the Internal Revenue Code of 1986, as amended.
Any amount left with us for payment under a settlement option will be transferred to our General Account and will not be affected by the investment performance associated with the Separate Account. We may make other options available in the future.
When proceeds become payable in accordance with a settlement option, the Policy will be exchanged for a supplementary contract specifying all rights and benefits. The effective date will be the date of the Insured's death or other termination of the Policy.
Amounts under the supplemental contact remaining payable after the Beneficiary's death will be paid to the estate of the Beneficiary or in any other manner provided for in the supplementary contract or as otherwise provided under applicable law.
General Provisions for Settlement Options. If the amount held falls below $2,000.00, we will pay the entire amount held to the payee. The first installment under Option 1, 2 or 3 will be paid the date the proceeds are available. With our consent, the first installment may be postponed for up to ten years. If payment is postponed, the proceeds will accumulate with compound interest at the effective rate of 2.5% per year.
To avoid paying installments of less than $20.00 each, we will:
     change the installments to a quarterly, semi-annual or annual basis; and/or reduce the number of installments.
If you elect an option, you may restrict the Beneficiary's right to assign, encumber, or obtain the discounted present value of any unpaid amount.
Except as permitted by law, unpaid amounts are not subject to claims of a Beneficiary's creditors.
At our option, a Beneficiary may be permitted to receive the discounted present value of installments, except under option
2, 5, or 6. If the payee dies, under Option 1, 2, or 6 (if 6 is paid over life expectancy) we will pay the discounted present value of any unpaid fixed-period installments to the payee's estate except Option 2 lifetime. Under Option 3 or 4, we will pay any balance to the payee's estate. The effective interest rate used to compute discounted present value is the interest rate used in computing the settlement option plus 1%. With our consent, the option elected may provide for payment in another manner.
Limitations. You must obtain our consent to have an option under which proceeds are payable to:
     successive payees, or
     other than a natural person.

POLICY RIGHTS
Loan Benefits
Loan Privileges. You can borrow money from us using your
Policy as security for the loan. The minimum loan amount is
$100. Except as otherwise required by applicable state law or regulation:
     during the first three Policy Years, you cannot borrow more than 75% of the Surrender Value, as calculated at the end of the Valuation Period during which your loan request is
received;
     after the first three Policy Years, you can borrow up to 90% of the Surrender Value, as calculated at the end of the
Valuation Period during which your loan request is received
 .
Preferred loans accrue interest at a lower rate. You cannot obtain a preferred loan until after the seventh Policy Year.
We determine whether a loan is preferred at the time the loan is made. The amount available for a preferred loan is equal to the lesser of:
     the above-mentioned loan limits, or
     the Accumulation Value less Policy Debt and less premiums paid (adjusted by partial surrenders).
The loan may be repaid in whole or in part during the
Insured's lifetime. Each loan repayment must be at least $10 or the full amount of Policy Debt, if less. Loans generally
are funded within seven days after receipt of a written
request. (See "Postponement of Payments," page 44.)  Loans
may have tax consequences. (See "Federal Income Tax
Considerations," page 38.)
Interest. Loans will accrue interest on a daily basis at a
rate of 5.0% per year, 3.0% on preferred loans. Interest is
due and payable on each Policy anniversary date or when a loan payment is made if earlier. If unpaid, interest will be added to the amount of the loan and bear interest at the same rate. Amounts held to secure Policy loans will earn interest at the annual rate of 3.0% credited on the Policy anniversary. We will allocate interest to the subaccounts and the Fixed
Account on each Policy anniversary in the same proportion that premiums are being allocated to those subaccounts and the
Fixed Account at that time.
Effect of Policy Loans. When a loan is made, we transfer Accumulation Value equal to the loan amount from the Separate Account and the Fixed Account to our General Account as
security for the Policy Debt. The Accumulation Value
transferred will be deducted from the subaccounts and the
Fixed Account in accordance with your instructions. The
minimum amount which can remain in a subaccount or the Fixed Account as a result of a loan is $100. If you do not provide allocation instructions, the Accumulation Value transferred will be allocated among the subaccounts and the Fixed Account pro-rata. If allocation instructions conflict with the $100 minimum described above, we may allocate the Accumulation
Value transferred among the subaccounts and the Fixed Account pro-rata. We will also transfer Accumulation Value from the subaccounts and the Fixed Account to the General Account to secure unpaid loan interest. We will allocate this transfer among the subaccounts and the Fixed Account as described
above. We will not impose a charge for these transfers. A
Policy loan may have tax consequences. (See "Federal Income
Tax Considerations," page 38.)
A Policy loan may permanently affect the Accumulation Value, even if repaid. The effect could be favorable or unfavorable depending on whether the investment performance of the subacccount(s)/Fixed Account chosen by you is greater or less than the interest rate credited to the Accumulation Value held in the General Account to secure the loan. In comparison to a Policy under which no loan was made, the Accumulation Value will be lower if the General Account interest rate is less
than the investment performance of the subaccount(s)/Fixed Account, and greater if the General Account interest rate is higher than the investment performance of the subaccount(s)/Fixed Account. Since your Death Benefit may be affected by Accumulation Value, a Policy loan may also affect the amount of the Death Benefit, even if repaid.
Policy Debt. Policy Debt reduces Death Benefit Proceeds and Surrender Value. If the Policy Debt exceeds the Accumulation Value less any surrender charge, you must pay the excess or your Policy will lapse. We will notify you of the amount which must be paid. (See "Grace Period and Reinstatement," page
26.)
Repayment of Policy Debt. If we receive payments while a
Policy loan is outstanding, those payments are treated as additional premiums, unless you request otherwise. As Policy
Debt is repaid, we will transfer Accumulation Value equal to the loan amount repaid from the General Account to the subaccounts and the Fixed Account. We will allocate the transfers among the subaccounts and the Fixed Account in the same proportion that premiums are being allocated at the time of repayment. We will make the allocation at the end of the Valuation Period during which the repayment is received. If you do not repay the Policy Debt, we will deduct the amount of the Policy Debt from any amount payable under the Policy. Surrenders
During the life of either Insured, you can surrender the
Policy in whole or in part by sending us a written request.
The maximum amount available for surrender is the Surrender
Value at the end of the Valuation Period during which the surrender request is received at our Home Office. Surrenders will generally be paid within seven days of receipt of the written request. (See "Postponement of Payments," page 44.)
Any proceeds payable upon full surrender shall be paid in one sum unless an optional method of payment is elected. (See "Payment of Policy Benefits," page 17.) Surrenders may have tax consequences. (See "Federal Income Tax Considerations,"
page 38.)
Full Surrenders. If the Policy is being fully surrendered, you must return the Policy to us with your request. Coverage under the Policy will terminate as of the date of a full surrender. Partial Surrenders. The amount of a partial surrender may not exceed the Surrender Value at the end of the Valuation Period during which the request is received less an amount sufficient to cover Monthly Deductions for three months. The minimum
partial surrender is $100.
The Accumulation Value will be reduced by the amount of
partial surrender and any applicable partial surrender charge. (See "Partial Surrender Charge," page 29.) This amount will be deducted from the Accumulation Value at the end of the Valuation Period during which the request is received. The deduction will be allocated to the subaccounts and the Fixed Account according to your instructions, provided that the minimum amount remaining in a subaccount as a result of the allocation is $100. If you do not provide allocation instructions or if your allocation instructions conflict with the $100 minimum described above, we will allocate the partial surrender among the subaccounts and the Fixed Account pro-
rata.
Partial surrenders reduce the Death Benefit by the amount the Accumulation Value is reduced. If Option A is in effect, the Specified Amount will be reduced by the amount of the partial surrender. Where increases in Specified Amount occurred, a partial surrender will reduce the increases in order of the more recent increase first, and finally the initial Specified Amount. Thus, partial surrenders may affect the cost of insurance charge and the Net Amount at Risk. (See "Cost of Insurance," page 28; "Methods of Affecting Insurance
Protection," page 15.)  If Option B is in effect, the
Specified Amount will not change, but the Accumulation Value will be reduced.
The Specified Amount remaining in force after a partial
surrender may not be less than $100,000.
The amount of any partial surrender will generally be paid
within seven (7) days after receipt of your written request.
(See "Postponement of Payments," page 44.)
Transfers
You can transfer Accumulation Value among the subaccounts or from the subaccounts to the Fixed Account as often as you
like. You can make transfers in person, by mail, or, if a telephone transfer authorization form is on file, by telephone. The minimum transfer from a subaccount is $250, or the balance of the subaccount, if less. The minimum that may remain in a subaccount after a transfer is $100. We will make transfers and determine all values in connection with transfers on the later of the end of the Valuation Period
which includes the requested transfer date or during which the transfer request is received. Accumulation Value on the date of a transfer will not be affected except to the extent of the transfer charge, if applicable. The first twelve transfers in a Policy Year will be free. We will charge $10 for each additional transfer. Such charge will be deducted from the amount transferred. (See "Transfer Charge," page 29.)
Transfers resulting from Policy loans, the dollar cost
averaging program, or the rebalancing program will not be
subject to a transfer charge or be counted for purposes of determining the number of free transfers.
During the thirty-day period beginning on the Policy
anniversary, you may make one transfer from the Fixed Account to the subaccounts. This transfer is free. The amount you can transfer from the Fixed Account to the subaccounts is the greater of:
     twenty-five percent of the amount in the Fixed Account, or
     $1,000.
If we receive a request to transfer funds out of the Fixed Account before the Policy anniversary, the transfer will be made at the end of the Valuation Period during which the
Policy anniversary occurs. If we receive a proper transfer request within 30 days after the Policy anniversary, the transfer will be made as of the end of the Valuation Period in which we received the transfer request.
We will employ reasonable procedures to confirm that the
transfer instructions communicated by telephone are genuine. These procedures may include some form of personal identification before acting, providing you written
confirmation of the transaction, and making a tape recording of the telephoned instructions. These procedures may include requiring callers to identify themselves and the policy owner or others (e.g., beneficiary) by name, social security number,
date of birth, or other identifying information.   There are
risks associated with telephone transactions that do not exist if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. We will not be liable for any liability or losses resulting from unauthorized or allegedly unauthorized telephone requests that we believe are genuine. We may record telephone requests. We can not guarantee that we will be available to accept telephone transfer instructions.
The policies are first and foremost life insurance policies, designed for long-term financial planning, and are not designed for or appropriate for market timers or other persons that use programmed, large, or frequent transfers. The use of such transfers can be disruptive to an underlying portfolio and harmful to other policy owners invested in the portfolio.
We therefore reserve the right to reject any transfer request
(or premium payment) from any person if, in our judgment, an underlying portfolio or other policy owners would potentially be adversely affected or if an underlying portfolio objects to or would reject our transaction order. We may impose severe restrictions on transfers or even prohibit them for particular policy owners who, in our view, have abused or appear likely to abuse the transfer privilege.

Refund Privilege
Under state law, you have a free look period in which to examine a Policy and return it for a refund. The length of the free look period varies among different states, but generally runs for 10 days after your receipt of the Policy. If the Policy is canceled during the free look period, you will receive a refund equal to premiums paid adjusted by investment gains during the 15-day period such premiums have been allocated to the American National Money Market Portfolio. (See "Allocation of Premiums," page 26.) A free look period also applies to any increase in Specified Amount. If you cancel the increase, you will receive the amount of premiums paid attributable to such increase in Specified Amount adjusted by investment gains or losses.
To cancel the Policy, you should mail or deliver the Policy to our Home Office or to the office of one of our agents. We may delay paying a refund of premiums paid by check until the check has cleared your bank. (See "Postponement of Payments," page 44.)
Dollar Cost Averaging
Under the dollar cost averaging program, you can instruct us to automatically transfer, on a periodic basis, a predetermined amount or percentage from any one subaccount or Fixed Account, to any subaccount(s) or Fixed Account. The automatic transfers can occur monthly, quarterly, semi-annually, or annually. The amount transferred each time must be at least $1,000. The minimum transfer to each subaccount must be at least $100. At the time the program begins, you must have at least $10,000 Accumulation Value. Transfers under dollar cost averaging will be made, and values resulting from the transfers determined, at the end of the Valuation Period that includes the transfer date designated in your instructions.
Using dollar cost averaging, you purchase more units when the unit value is low, and fewer units when the unit value is high. There is no guarantee that the dollar cost averaging program will result in higher Accumulation Value or otherwise be successful.
You can specify that only a certain number of transfers will be made, in which case the program will terminate when that number of transfers has been made. In addition, the program will terminate if Accumulation Value is less than $5,000 on a transfer date.
You can increase or decrease the amount of transfers or discontinue the program by sending us written notice or, if a telephone transfer authorization form is on file, notifying us by phone. There is no charge for this program and transfers made pursuant to this program will not be counted in determining the number of free transfers.
Rebalancing
Because the subaccounts and the Fixed Account may have different investment results, your Accumulation Value may not stay in the same percentages as your initial allocation instructions. At your request, we will rebalance your Accumulation Value by allocating premiums and transferring Accumulation Value to ensure conformity with your allocation instructions. We will rebalance your allocation on a calendar quarter, semi-annual, or annual basis according to your instructions. We will rebalance, and determine any values resulting from the rebalancing, at the end of the Valuation Period that includes the rebalancing date in your request. There is no charge for this program and transfers made pursuant to this program will not be counted in determining the number of free transfers. At the time the program begins, you must have at least $10,000 of Accumulation Value. If the Accumulation Value is less than $5,000 on a rebalancing date, the program will be discontinued.
You can request participation in the rebalancing program at any time. You can discontinue the program by sending us written notice or, if a telephone transfer authorization form is on file, by calling by telephone.

PAYMENT AND ALLOCATION OF PREMIUMS
Issuance of a Policy
If you want to purchase a Policy, you must complete an application and submit it to our Home Office. We will issue a Policy only to two individuals between the ages of 20 and 80 on their last birthdays who supply satisfactory evidence of insurability. Acceptance is subject to our underwriting rules. The Date of Issue is used to determine Policy anniversary dates, Policy Years, and Policy months.
Premiums
You must pay the initial premium for the Policy to be in
force. The initial premium must be at least 1/12 of the first year Guaranteed Coverage Premium. The initial premium and all other premiums are payable at our Home Office. Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums since the Planned Periodic Premium schedule is not binding on you.
Premium Flexibility
You may make unscheduled premium payments at any time in any amount, subject to the premium limitations described herein. Planned Periodic Premiums. At the time the Policy is issued, you can determine a Planned Periodic Premium schedule. The amounts and frequency of the Planned Periodic Premiums will be shown on the Policy Data Page. During the Guaranteed Coverage Benefit period, the Planned Periodic Premium must be at least the Guaranteed Coverage Premium. You are not required to pay premiums in accordance with this schedule.
You can change the frequency and amount of Planned Periodic Premiums by sending a written request to our Home Office. We may limit any increase in premium to comply with applicable federal tax law. We will send premium payment notices annually, semi-annually, quarterly, or monthly depending upon the frequency of the Planned Periodic Premiums. Payment of the Planned Periodic Premiums does not guarantee that the Policy will remain in force, unless the Guaranteed Coverage Benefit provision is in effect.
Premium Limitations. Total premiums paid cannot exceed the current maximum premium limitations established by federal tax laws. If a premium is paid which would cause total premiums to exceed such maximum premium limitations, we will accept only that portion of the premium equal to the maximum. We will
return any part of the premium in excess of that amount or
apply it as otherwise agreed. No further premiums will be accepted until permitted under the laws prescribing maximum premium limitations. We may refuse to accept a premium or require additional evidence of insurability if the premium
would increase Net Amount at Risk. Additional premiums are not accepted after the younger Insured's 100th birthday. We may also establish a minimum acceptable premium amount.
Premiums Upon Increase in Specified Amount. If you request an increase in the Specified Amount, we will notify you if any additional premium is required. Whether additional premium will be required will depend upon
     the Accumulation Value of the Policy at the time of the
increase, and
     the amount of the increase you request.
Allocation of Premiums and Accumulation Value
of Premiums and Accumulation Value"
Allocation of Premiums. Premiums are allocated according to
your instructions. You can change the allocation without
charge by providing proper notification to our Home Office.
Your notice must include the policy number to which the instructions apply. Your revised allocation instructions will apply to premiums received by us on or after the date proper notification is received.
Accumulation Value. The value of subaccounts will vary with
the investment performance of these subaccounts, and you bear the risk that those investments might actually lose money. The performance of these investments affects the Policy's Accumulation Value and may affect the Death Benefit as well. Grace Period and Reinstatement
Reinstatement"
Grace Period. If the Surrender Value is insufficient to pay
the Monthly Deduction, you have a grace period of sixty-one
days to pay an additional premium. The grace period starts
when written notice of lapse is mailed to your last known
address and expires 61 days later.   The notice will advise
you of the necessary additional premium. If you do not pay the additional premium during the grace period, the Policy will terminate. If the Insured dies during the grace period, any overdue Monthly Deductions and Policy Debt will be deducted from the Death Benefit Proceeds.
Reinstatement. A Policy may be reinstated any time within five years after termination. A Policy cannot be reinstated if it was surrendered. Reinstatement will be effected based on each Insured's underwriting classification at the time of the reinstatement.
Reinstatement is subject to the following:
     evidence of insurability of each Insured satisfactory to us; reinstatement or repayment of Policy Debt;
     payment of Monthly Deductions not collected during the grace period; and payment of the premium sufficient to pay the Monthly
Deduction for three months after the date of reinstatement.
Both Insureds must be living at the time of reinstatement.
The original Date of Issue, and the Effective Dates of increases in Specified Amount (if applicable), will be used for purposes of calculating Monthly Deductions and the surrender charge. If any Policy Debt was reinstated, the amount of the debt will be held in our General Account. During the lapse period, Policy Debt will accrue interest at a rate of 6%. Accumulation Value will then be calculated as described under "Accumulation Value" on page 16. The Effective Date of reinstatement will be the first Monthly Deduction Date on or next following the date we approve the application for reinstatement.

CHARGES AND DEDUCTIONS
Premium Charges
The premium charge will be deducted from each premium payment before allocating such premiums among the subaccounts and the Fixed Account. We are currently not charging the premium charge after Policy Year ten. We may, however, assess the premium charge after Policy Year ten. We will notify you in writing if a premium charge is to be assessed after Policy Year ten.
Charges from Accumulation Value
Value"
We will deduct the following charges from the Accumulation
Value:
Monthly Deduction. The Monthly Deduction is the sum of the cost of insurance charge, applicable charges for any riders, and the monthly expense fee and monthly expense charge. The Monthly Deduction compensates us for providing the insurance benefits and administering the Policy. We deduct the Monthly Deduction as of the Date of Issue and on each Monthly Deduction Date thereafter. We will allocate the deduction among the subaccounts and the Fixed Account pro-rata. The cost of insurance, the monthly expense charge, and the monthly expense fee are described in more detail below. Because portions of the Monthly Deduction, such as the cost of insurance, can vary from month to month, the Monthly Deduction itself may vary in amount from month to month.
We are currently not charging the monthly expense charge after Policy Year five. We are currently charging the maximum monthly expense fee. We may reduce the monthly expense charge or the monthly expense fee. Any change will be on a uniform basis for all insureds with this Policy, for the same Specified Amount, and that have been in force the same time. A change in health or other risk factors after the Date of Issue will not affect these charges. We will not reduce or increase any of these charges more than once each Policy Year. We will notify you in writing before a new monthly expense charge is effective.
Cost of Insurance. For the initial Specified Amount, the cost of insurance rate will not exceed those in the Schedule of Monthly Guaranteed Maximum Cost of Insurance Rates shown on the Policy Data Page. These guaranteed rates are based on each Insured's age last birthday. The current rates range between 51.39% and 100% of the guaranteed rates. Any change in the current cost of insurance rates will apply to all combinations of Insureds of the same ages, sexes, risk classes, Policy Years, and Specified Amounts.
Guaranteed maximum cost of insurance rates are calculated based on the 1980 Commissioners Standard Ordinary (CSO) Smoker or Nonsmoker Mortality Tables (Age Last Birthday).
The underwriting risk classes for the initial Specified Amount and the Specified Amount for any increase may be different. The issue date and Ages at Issue will be different for each increase. As a result the cost of insurance rate for the initial Specified Amount and each increase in Specified Amount will be different. Decreases will also be reflected in the cost of insurance rate. (See "Change in Specified Amount," page 14.)
The actual charges made during the Policy Year will be shown in the annual report delivered to you.
The rate class of each Insured will affect the cost of insurance rate. We currently place insureds into the standard rate class, a substandard rate class, or an uninsurable rate class, the latter two categories involving a higher mortality risk. In an otherwise identical Policy, Insureds in the standard rate class will typically have a lower cost of insurance than Insureds in a substandard rate class. If a Policy is rated at issue with a tabular extra rating, the guaranteed rate is generally a multiple of the guaranteed rate for a standard issue.
One or both Insureds may also be assigned a flat extra rating to reflect certain additional risks. The flat extra rating will not impact the cost of insurance rate, but 1/12 of any annualized flat extra cost will be deducted as part of the Monthly Deduction.
Surrender Charge. If a Policy is surrendered, we may assess a surrender charge. Surrender charges are intended to compensate us for the costs of distributing the Policy.
We may also assess a surrender charge upon decreases in Specified Amount or upon Death Benefit option changes that result in a decrease in Specified Amount. (See "Change in Specified Amount," page 14.)
The surrender charge is more substantial in early Policy Years. (See "Surrender Charges," page 29.) Accordingly, the Policy is more suitable for long-term purposes.
Transfer Charge. We will make the first 12 transfers of Accumulation Value in any Policy Year without a transfer charge. A charge of $10 will be deducted from the amount transferred for each additional transfer among the subaccounts or from the subaccounts to the Fixed Account. This charge compensates us for the costs of effecting the transfer. The transfer charge cannot be increased.
Partial Surrender Charge. We will impose a $25 fee for each partial surrender. In addition, if Death Benefit Option A is in effect, a partial surrender charge will be charged for a decrease in Specified Amount. (See "Change in Specified Amount," page 14.)
Daily Charges Against the Separate Account. On each Valuation Date, we will deduct a Daily Asset Charge from the Separate Account. This charge is to compensate us for mortality and expense risks. The mortality risk is that Insureds may live for a shorter time than we assumed. If so, we will have to pay Death Benefits greater than we estimated. The expense risk is that expenses incurred in issuing and administering the Policies will exceed our estimates. Such charge shall not exceed 0.90% annually of the average daily Accumulation Value of each subaccount, but not the Fixed Account. We will deduct the daily charge from the Accumulation Value of the Separate Account on each Valuation Date. The deduction will equal the 0.90% annual rate divided by 365 with the result multiplied by the number of days since the last Valuation Date. We are currently charging only 0.60% for the Daily Asset Charge in Policy Year twenty-one and thereafter. We will notify you in writing if the Daily Asset Charge changes. We will not deduct a Daily Asset Charge from the Fixed Account.
Fees and Expenses Incurred by Eligible Portfolios. In addition, the managers of the Eligible Portfolios will charge certain fees and expenses against the Eligible Portfolios. (See "Eligible Portfolio Annual Expenses," page 9. Also, see the funds' prospectuses.) No portfolio fees or expenses will be charged from the Fixed Account.
Taxes. Currently, we will not make a charge against the Separate Account for federal, state or local income taxes. We may, however, make such a charge in the future if income or gains within the Separate Account will incur any federal tax, or any significant state or local tax treatment of our Company changes. We would deduct such charges, if any, from the Separate Account and/or the Fixed Account. We would not realize a profit on such tax charges with respect to the Policies.
Exceptions to Charges
We may reduce the premium charge, surrender charge, monthly expense charge, the monthly expense fee, cost of insurance, and daily asset charge for, or credit additional amounts on, sales of the Policy to a trustee, employer, or similar entity where we determine that such sales result in savings of sales or administrative expenses. In addition, directors, officers, and bona fide full-time employees (and their spouses and minor children) of the Company or Securities Management and Research, Inc. may be permitted to purchase the Policy with substantial reductions of surrender charge, monthly expense charge, monthly expense fee, premium charge, cost of insurance, or daily asset charge.
The Policy may be sold directly, without compensation, to: (1) a registered representative, (2) employees, officers, directors, and trustees of our Company and its affiliated companies, and spouses and immediate family members (i.e., children, siblings, parents, and grandparents) of the foregoing, and (3) employees, officers, directors, trustees, and registered representatives of any broker-dealer authorized to sell the Policy, and spouses and immediate family members of the foregoing. If sold under these circumstances, a Policy may be credited in part or in whole with any cost savings resulting from the sale being direct, rather than through an agent with an associated commission, but only if such credit will not be unfairly discriminatory to any person.

AMERICAN NATIONAL INSURANCE COMPANY
THE SEPARATE ACCOUNT, THE FUNDS, AND
THE FIXED ACCOUNT
American National Insurance Company
Insurance Company"
We are a stock life insurance company chartered under Texas law in 1905. We write life, health, and accident insurance and annuities, and we are licensed to do life insurance business in 49 states, the District of Columbia, Puerto Rico, Guam, and American Samoa. Our home office is located at the American National Insurance Building, One Moody Plaza, Galveston, Texas 77550. The Moody Foundation, a charitable foundation established for charitable and educational purposes, owns approximately 23.7% of our stock and the Libbie S. Moody
Trust, a private trust, owns approximately 37.6%.
We are subject to regulation by the Texas Department of Insurance. In addition, we are subject to the insurance laws and regulations of other states within which we are licensed to operate. On or before March 1 of each year we must submit to the Texas Department of Insurance a filing describing our operations and reporting on our financial condition and that of the Separate Account as of December 31 of the preceding year. Periodically, the Department examines our liabilities and reserves and those of the Separate Account and certifies their adequacy. A full examination of our operations is also conducted periodically by the National Association of Insurance Commissioners.
The Separate Account
We established the Separate Account under Texas law on July
30, 1987. The assets of the Separate Account are held exclusively for your benefit and the benefit of other people entitled to payments under variable life policies we issue. We are the legal holder of the Separate Account's assets. The assets are held separate and apart from the General Account assets. We maintain records of all purchases and redemptions of shares of Eligible Portfolios by each of the subaccounts.
We will at all times maintain assets in the Separate Account with a total market value at least equal to the reserve and other contract liabilities of the Separate Account.
Liabilities arising out of other aspects of our business cannot be charged against the assets of the Separate Account. Income, as well as both realized and unrealized gains or losses from the Separate Account's assets, are credited to or charged against the Separate Account without regard to income, gains, or losses arising out of other aspects of our business. If, however, the Separate Account's assets exceed its liabilities, the excess shall be available to cover the liabilities of our General Account.
The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust, which is a type of investment company. Such registration does not involve any SEC supervision of the management or investment policies or practices of the Separate Account.
The Separate Account will purchase and redeem shares of the Eligible Portfolios at net asset value. The net asset value of a share is equal to the total assets of the portfolio less the total liabilities of the portfolio divided by the number of shares outstanding.
We will redeem shares in the Eligible Portfolios as needed to:
     collect charges,
     pay the Surrender Value,
     secure Policy loans,
     provide benefits, or
     transfer assets from one subaccount to another, or to the Fixed Account.
Any dividend or capital gain distribution received from an Eligible Portfolio will be reinvested immediately at net asset value in shares of that Eligible Portfolio and retained as assets of the corresponding subaccount.
The Separate Account may include other subaccounts that are not available under the Policy. We may from time to time discontinue the availability of some of the subaccounts. If the availability of a subaccount is discontinued, we may redeem any shares in the corresponding Eligible Portfolio and substitute shares of another registered, open-end management company.
We may also establish additional subaccounts. Each new subaccount would correspond to a portfolio of a registered, open-end management company. We would establish the terms upon which existing Policyowners could purchase shares in such portfolios.
If any of these substitutions or changes are made, we may change the Policy by sending an endorsement. We may:
     operate the Separate Account as a management company, de-register the Separate Account if registration is no longer required, combine the Separate Account with other separate accounts, restrict or eliminate any voting rights associated with the Separate Account, or transfer the assets of the Separate Account relating to the Policies to another separate account.
We would, of course, not make any changes to the menu of Eligible Portfolios or to the Separate Account without complying with applicable laws and regulations. Such laws and regulations may require notice to and approval from the Policyholders, the SEC, and state insurance regulatory authorities.
Since we are the legal holder of the Eligible Portfolio shares held by the Separate Account, we can vote on any matter that may be voted upon at a shareholders' meeting. To the extent required by law, we will vote all shares of the Eligible Portfolios held in the Separate Account at shareholders' meetings in accordance with instructions we receive from you and other policyowners. The number of votes for which each policyowner has the right to provide instructions will be determined as of the record date selected by the Board of Directors of the American National Fund, the Fidelity Funds, or the T. Rowe Price Funds, as the case may be. We will furnish Policyowners with the proper forms, materials, and reports to enable them to give us these instructions. We will vote Eligible Portfolio shares held in each subaccount for which no timely instructions from policyowners are received and shares held in each subaccount which do not support Policyowner interests in the same proportion as those shares in that subaccount for which timely instructions are received. Voting instructions to abstain on any item to be voted will be applied on a pro rata basis to reduce the votes eligible to be cast. Should applicable federal securities laws or regulations permit, we may vote shares of the American National Fund, the Fidelity Funds or the T. Rowe Price Funds in our own right. We may, if required by state insurance officials, disregard voting instructions if those instructions would require shares to be voted to cause a change in the subclassification or investment objectives or policies of one or more of the Eligible Portfolios, or to approve or disapprove an investment adviser or principal underwriter for the Eligible Portfolios.
In addition, we may disregard voting instructions that would require changes in the investment objectives or policies of any Eligible Portfolio or in an investment adviser or principal underwriter for the Eligible Portfolios, if we reasonably disapprove those changes in accordance with applicable federal regulations. If we do disregard voting instructions, we will advise Policyowners of that action and our reasons for the action in the next annual report or proxy statement to Policyowners.
The Separate Account is not the only separate account that invests in the Eligible Portfolios. Other separate accounts, including those funding other variable life policies, variable annuity contracts, other insurance contracts and retirement plans, invest in certain of the Eligible Portfolios. We do not currently see any disadvantages to you resulting from the Eligible Portfolios selling shares to fund products other than the Policy. However, there is a possibility that a material conflict of interest may arise between the Policyowners and the owners of variable life insurance policies and the owners of variable annuity contracts whose values are allocated to another separate account investing in the Eligible Portfolios.
In addition, there is a possibility that a material conflict may arise between the interests of Policyowners or owners of other contracts and the retirement plans which invest in the Eligible Portfolios or those plans participants. If a material conflict arises, we will take any necessary steps, including removing the Eligible Portfolio from the Separate Account, to resolve the matter. The Board of Directors of each Eligible Portfolio will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses for the Eligible Portfolios for more information.
The Funds
Each of the twenty-five subaccounts of the Separate Account will invest in shares of a corresponding Eligible Portfolio.
The investment objectives and policies of each Eligible
Portfolio are summarized below. The Eligible Portfolios may not achieve their stated objectives. You will be notified of any material change in the investment policy of any portfolio in which you have an interest.
Each Eligible Portfolio's total operating expenses will include fees for management, shareholder services, and other expenses, such as custodial, legal, and other miscellaneous fees. The prospectuses for the American National Fund, the Fidelity Funds, and the T. Rowe Price Funds contain more detailed information about the Eligible Portfolios, including a description of investment objectives, restrictions, expenses and risks. You should carefully read those prospectuses and retain them for future reference.
You should periodically review your allocation to make sure that your investment choices are still appropriate in light of any market developments or changes in your personal financial situation.
     The American National Fund's current Eligible Portfolios and respective investment objectives are as follows:
 American National Money Market Portfolio seeks the highest current income consistent with the preservation of capital and maintenance of liquidity.
 American National Growth Portfolio seeks to achieve capital appreciation.
 American National Balanced Portfolio seeks to conserve principal, produce reasonable current income, and achieve long-term capital appreciation.
 American National Equity Income Portfolio seeks to achieve growth of capital and/or current income.
 American National Government Bond Portfolio seeks to provide as a high a level of current income, liquidity and safety of principal as is consistent with prudent investment risk through investment in a Portfolio consisting primarily of securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities.
 American National Small-Cap/Mid-Cap Portfolio seeks to provide long-term capital growth by investing primarily in stocks of small to medium-sized companies.
 American National High Yield Bond seeks to provide a high level of current income. As a secondary investment objective, the Portfolio seeks capital appreciation.
 American National International Stock Portfolio seeks to obtain long-term growth of capital through investments primarily in the equity securities of established, non-
U.S. companies.
Securities Management and Research, Inc. ("SM&R") is the investment adviser and manager of the American National Fund. SM&R also provides investment advisory and portfolio management services to our Company and other clients. SM&R maintains a staff of experienced investment personnel and related support facilities.
     The Fidelity Funds' current Eligible Portfolios and respective investment objectives are as follows:
     Fidelity Money Market Portfolio seeks as high a level of current income as is consistent with the preservation of capital and liquidity.
     Fidelity Investment Grade Bond Portfolio seeks as high a level of current income as is consistent with the preservation of capital.
     Fidelity High Income Portfolio seeks a high level of current income while also considering growth of capital.
     Fidelity Asset Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term instruments.
     Fidelity Asset Manager: Growth Portfolio seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments.
     Fidelity Balanced Portfolio seeks both income and growth of capital.
     Fidelity Equity-Income Portfolio seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund seeks a yield which exceeds the composite yield on the securities comprising the S&P 500.
     Fidelity Index 500 Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P
500.
     Fidelity Growth and Income Portfolio seeks high total return through a combination of current income and capital appreciation.
     Fidelity Mid Cap Portfolio seeks long-term growth of capital.
     Fidelity Growth Opportunities Portfolio seeks to provide capital growth.
     Fidelity Contrafund Portfolio seeks long-term capital appreciation.
     Fidelity Growth Portfolio seeks capital appreciation. Fidelity Overseas Portfolio seeks long-term growth of capital.
Fidelity Management and Research Company ("FMR"), the
Fidelity Funds' investment adviser, was founded in 1946. FMR provides a number of mutual funds and other clients with investment research and portfolio management services. It maintains a large staff of experienced investment personal and a full compliment of related support facilities. Fidelity Management & Research (U.K.) Inc. ("FMR U.K.") and Fidelity Management and Research (Far East) Inc. ("FMR Far East") are wholly owned subsidiaries of FMR that provide research with respect to foreign securities. FMR U.K. and FMR Far East maintain their principal business offices in London and Tokyo, respectively. Fidelity Distributors Corporation distributes shares for the Fidelity Funds. FMR Corp. is the holding company for the Fidelity companies. Through ownership of voting common stock, Edward C. Johnson 3d , President and a Trustee of the Fidelity Funds, and various trusts for the benefit of Johnson family members form a controlling group with respect to FMR Corp.
 The T. Rowe Price Funds' current Eligible Portfolios and respective investment objectives are as follows:
T. Rowe Price International Series, Inc.
     T. Rowe Price International Stock Portfolio seeks to provide long-term growth of capital through investments primarily in common stocks of established non-U.S.
companies.
T. Rowe Price Equity Series, Inc.
     T. Rowe Price Mid-Cap Growth Portfolio seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.
     T. Rowe Price Equity Income Portfolio seeks to provide substantial dividend income as well as long-term growth of capital through investments in common stocks of established companies.
T. Rowe Price Associates, Inc. is responsible for selection and management of the portfolio investments of T. Rowe Price Equity Series, Inc. Rowe Price-Fleming International, Inc., incorporated in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings Limited, is responsible for selection and management of the portfolio investments of T. Rowe Price International Series, Inc.
We have entered into or may enter into agreements with the investment advisor or distributor for certain of the Eligible Portfolios. These agreements require us to provide administrative and other services. In return, we receive a fee based upon an annual percentage of the average net assets amount we invested on behalf of the Separate Account and our other separate accounts. Some advisors or distributors may pay us a greater percentage than others.
Fixed Account
You can allocate some or all of your premium payments to the Fixed Account. You can also, subject to certain limitations, transfer amounts from the Separate Account to the Fixed
Account or from the Fixed Account to the Separate Account.
(See "Transfers," page 22.)
We establish the Declared Rate and may adjust the rate each month; however, we guarantee an effective annual rate of at least 3.0% compounded daily.
Payments allocated to the Fixed Account and transfers from the Separate Account to the Fixed Account are placed in our General Account which supports insurance and annuity obligations. The General Account includes all of our assets, except those assets segregated in our separate accounts. We have discretion over the investment of assets of the General Account, subject to applicable law. We bear the risk that the investments in the General Account will lose money. You bear the risk that the Declared Rate will fall to a lower rate. Interests in the General Account have not been registered with the SEC as securities, and the General Account has not been registered as an investment company. Accordingly, neither the General Account nor any interest in the General Account is generally subject to the provisions of federal securities laws. The SEC has not reviewed the disclosures in this prospectus relating to the Fixed Account portion of the Contract; however, disclosures regarding the Fixed Account portion of the Contract may be subject to generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements made in prospectuses.

FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is general and is not tax advice.
Introduction
The following summary provides a general description of the federal income tax considerations relating to the Policy. This summary is based upon our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). Because of the complexity of such laws and the fact that tax results will vary according to the factual status of the specific Policy involved, tax advice from a qualified tax advisor may be needed by a person contemplating the purchase of a Policy or the exercise of certain elections under the Policy. These comments concerning federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the Policy. Further, these comments do not take into account any federal estate and gift tax, state, or local tax considerations which may be involved in the purchase of a Policy or the exercise of certain elections under the Policy. For complete information on such federal and state tax considerations, a qualified tax advisor should be consulted.
We do not make any guarantee regarding the tax status of any Policy, and the following summary is not tax advice.
Tax Status of the Policy
In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code (the "Code"). Guidance as to how these requirements apply is limited. Nevertheless, we believe that Policies issued on a standard basis, should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a sub-standard basis and it is not clear whether such Policies will in all cases satisfy the applicable requirements. We reserve the right to restrict Policy transactions and to make other modifications in order to bring the Policy into compliance with such requirements.
In certain circumstances, owners of variable life insurance contracts may be considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners would be taxed on income and gains attributable to separate account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Policyowner to allocate premium payments and transfer Accumulation Value, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Policyowners investment control over Separate Account assets, we reserve the right to modify the Policies as necessary to prevent a Policyowner from being treated as the owner of the Separate Account assets.
In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through the Eligible Portfolios, will satisfy these diversification requirements.
The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes. Tax Treatment of Policy Proceeds
In General. We believe that the Death Benefit Proceeds under a Policy will be excludable from the gross income of the Beneficiary.
Generally, the Policyowner will not be deemed to be in constructive receipt of the Accumulation Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."
Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit option, a Policy loan, a partial or full surrender, the addition of the Accelerated
Death Benefit, the continuation of the Policy beyond the younger Insured's 100th birthday, a change in ownership, or an assignment of the Policy may have federal income tax consequences.
Modified Endowment Contracts. Whether a Policy is treated as a Modified Endowment Contract depends upon the amount of premiums paid in relation to the Death Benefit provided under the Policy. The rules for determining whether a Policy is a Modified Endowment Contract are extremely complex. In general, however, a Policy will be considered to be a Modified
Endowment Contract if the accumulated premium payments made at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premium payments.
In addition, if a Policy is "materially changed," it may cause such Policy to be treated as a Modified Endowment Contract. The material change rules for determining whether a Policy is a Modified Endowment Contract are also extremely complex. In general, however, the determination of whether a Policy will be a Modified Endowment Contract after a material change depends upon (i) the relationship of the Death Benefit at the time of change to the Accumulation Value at the time of such change, and (ii) the additional premiums paid in the seven Policy Years following the date on which the material change occurs.
The manner in which the premium limitation and material change rules should be applied to certain features of the Policy and its riders is unclear. If we determine that a Policyowner has made excessive premium payments which will cause a Policy to be considered a Modified Endowment Contract, we will notify the Policyowner of the tax consequences and give the Policyowner the option of having the excessive premiums refunded. If the Policyowner requests a refund within 30 days after receipt of such notice, we will refund the excessive premium payments to prevent the Policy from becoming a Modified Endowment Contract.
Due to the Policy's flexibility, classification of a Policy as a Modified Endowment Contract will depend upon the individual circumstances of each Policy. Accordingly, a prospective Policyowner should contact a qualified tax advisor before purchasing a Policy to determine the circumstances under which the Policy would be a Modified Endowment Contract. In addition, a Policyowner should contact a tax advisor before making any change to a Policy, exchanging a Policy, or reducing Policy benefits, to determine whether such change would cause the Policy (or the new Policy in the case of an exchange) to be treated as a Modified Endowment Contract.
If a Policy becomes a Modified Endowment Contract, distributions such as partial surrenders and Policy loans that occur during the Policy Year it becomes a Modified Endowment Contract and any subsequent Policy Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two years before it becomes a Modified Endowment Contract will be taxed in this manner.
This means that a distribution made from a Policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.
Whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or a lapse or termination of a Policy, if the amount received plus the amount of any indebtedness exceeds the total investment in the policy (described below), the excess will generally be treated as ordinary income subject to tax.
Distributions Other Than Death Benefit Proceeds from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts will be subject to the following tax rules:
(1) All distributions from such a Policy (including distributions upon partial or full surrender and benefits paid at maturity) are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Accumulation Value immediately before the distribution over the investment in the policy at such time.
(2) Loans taken from (or secured by) such a Policy are treated as distributions from such a Policy and taxed accordingly. This includes unpaid loan interest that is added to the principal of a loan.
(3) A 10 percent penalty tax is imposed on the portion of any distribution from such a Policy that is included in income. This includes any loan taken from or secured by such a Policy. This penalty tax does not apply if the distribution or loan:
(a) is made on or after the Policyowner reaches actual age 591/2;
(b) is attributable to the Policyowner's becoming disabled; or
(c) is part of a series of substantially equal periodic payments for (i) the life (or life expectancy) of the Policyowner, or (ii) the joint lives (or joint life expectancies) of the Policyowner and the Beneficiary.
Distributions Other Than Death Benefit Proceeds from Policies that are not Modified Endowment Contracts. Distributions other than Death Benefit Proceeds from a Policy that is not classified as a Modified Endowment Contract generally are treated first as a recovery of the Policyowner's investment in the policy. After the recovery of all investment in the policy, additional amounts distributed are taxable income. However, certain distributions that must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.
Policy Loans. Loans from a Policy (or secured by a Policy) that is not a Modified Endowment Contract are generally not treated as distributions. Instead, such loans are treated as indebtedness of the Policyowner. However, the tax consequences associated with Policy loans that are outstanding after the first 15 Policy Years are less clear and a tax adviser should be consulted about such loans. Interest paid on a Policy loan generally is not be tax-deductible. The Policyowner should consult a tax advisor regarding the deductibility of interest paid on a Policy loan.
Finally, neither distributions from nor loans from (or secured by) a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.
Investment in the Policy. "Investment in the policy" means:
(a) the aggregate amount of any premium payments or other consideration paid for a Policy; minus
(b) the aggregate amount of distributions received under the Policy that is excluded from the gross income of the Policyowner (except that the amount of any loan from, or secured by, a Policy that is a Modified Endowment
Contract, to the extent such amount is excluded from gross income, will be disregarded); plus
(c) the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract to the extent that such amount is included in the gross income of the Policyowner.
Multiple Policies. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same Policyowner during any calendar year are treated as one Modified Endowment Contract. This applies to determining the amount includible in the Policyowner's income when a taxable distribution occurs. Other Policyowner Tax Matters. The tax consequences of continuing the Policy beyond the younger Insured's 100th year are unclear. You should consult a tax advisor if you intend to keep the Policy in force beyond the younger Insured's 100th year.
Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.
Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policyowner or Beneficiary. A tax advisor should be consulted on these consequences.
Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Moreover, it is possible that any change could be retroactive (that is, effective prior to the date of change). Consult a tax adviser with respect to legislative developments and their effect on the Policy. American National's Income Taxes
Income Taxes"
American National is taxed as a life insurance company under the Code. Under current federal income tax law, American National is not taxed on the Separate Account's operations. Thus, we currently do not deduct a charge from the Separate Account for federal income taxes. Nevertheless, we reserve the right in the future to make a charge for any such tax that we determine to be properly attributable to the Separate Account or to the Policies.
Under current laws in some states, we may incur state and local taxes (in addition to premium taxes for which a deduction from premium payments is currently made). At present, these taxes are not significant, and we are not currently charging for them. However, we may deduct charges for such taxes in the future.

OTHER INFORMATION
Sale of the Policy
SM&R, one of our wholly-owned subsidiaries, is the principal underwriter of the Policy. SM&R was organized December 15, 1964 under the laws of the State of Florida. SM&R is a registered broker-dealer and a member of the National Association of Securities Dealers. (See the American National Fund's prospectus.)
SM&R will pay commissions to its registered representatives who sell the Policies based upon a commission schedule. In Policy Years one through five, the commissions to the registered representatives will not exceed 13% of the total premium contribution. In later years, the registered representatives will receive renewal commissions which will not exceed 0.25% of the Accumulation Value. We may pay registered representatives who meet certain production standards additional compensation. SM&R will pay overriding commissions to managers, and we may pay bonuses to the managers for the sale of the Policy. SM&R and the Company may also authorize other registered broker-dealers and their registered representatives to sell the Policy.
The Contract
The Policy, the application, any supplemental applications, and any riders, amendments, or endorsements make up the entire contract. Only statements in the application attached to the Policy and any supplemental applications made a part of the Policy can be used to contest a claim or the validity of the Policy. Any changes must be approved in writing by the President, Vice President, or Secretary of American National. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions. Differences in state laws may require us to offer a Policy in a state which has suicide, incontestability, refund provisions, surrender charges, or other provisions more favorable than provisions in other states.
Control of Policy. Subject to the rights of any irrevocable Beneficiary and assignee of record, all rights, options, and privileges belong to the Policyowner or owners, if living; otherwise to any contingent owner or owners, if living; otherwise to the estate of the last Policyowner to die. Beneficiary. You can name primary and contingent beneficiaries. Initial Beneficiary(ies) are specified in the application. Payments will be shared equally among Beneficiaries of the same class unless otherwise stated. If a Beneficiary dies before the Second Insured dies, payments will be made to any surviving Beneficiaries of the same class; otherwise to any Beneficiary(ies) of the next class; otherwise to the estate of the Second Insured.
Change of Beneficiary. Unless the Beneficiary designation is irrevocable, you can change the Beneficiary by written request on a Change of Beneficiary form at any time during either Insured's lifetime. We may require that the Policy be returned to the Home Office for endorsement of any change, or that other forms be completed. The change will take effect as of the date the change is recorded at the Home Office. We will not be liable for any payment made or action taken before the change is recorded. There is no limit on the number of changes that may be made.
Change in Policyowner or Assignment. In order to change any Policyowner or assign Policy rights, an assignment of the Policy must be made in writing and filed at our Home Office. The change will take effect as of the date the change is recorded at our Home Office, and we will not be liable for any payment made or action taken before the change is recorded. Payment of proceeds is subject to the rights of any assignee of record. No partial or contingent assignment of the Policy will be permitted. A collateral assignment is not a change of ownership.
Incontestability. The Policy is incontestable after it has been in force for two years from the Date of Issue during the lifetime of both Insureds. An increase in the Specified Amount or addition of a rider after the Date of Issue shall be incontestable after such increase or addition has been in force for two years from its Policy Date during the lifetime of both Insureds. However, this two year provision shall not apply to riders that provide disability or accidental death benefits. Any reinstatement of a Policy shall be incontestable during the lifetime of both Insureds only after having been in force for two years after the Policy Date of the reinstatement.
Misstatement of Age or Sex. If the age or sex of either Insured has been misstated, the amount of the Death Benefit will be adjusted as provided for in the Policy.
Suicide. Suicide within two years after Date of Issue is not covered by the Policy unless otherwise provided by a state's insurance law. If either Insured, while sane or insane, commits suicide within two years after the Date of Issue, we will pay only the premiums received less any partial surrenders and Policy Debt. If either Insured, while sane or insane, commits suicide within two years after the Policy Date of any increase in the Specified Amount, our liability with respect to such increase will be only the total cost of insurance applied to the increase. If either Insured, while sane or insane, commits suicide within two years from the Policy Date of reinstatement, our liability with respect to such reinstatement will only be for the return of cost of insurance and expenses, if any, paid on or after the reinstatement.
Postponement of Payments. Payment of any amount upon refund, full surrender, partial surrender, Policy loans, benefits payable at death, and transfers, which require valuation of a subaccount, may be postponed whenever: (1) the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; (2) the SEC by order permits postponement for the protection of Policyowners; or
(3) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or determination of the value of the Separate Account's Accumulation Value is not reasonably practicable. Surrenders, loans, or partial surrenders from the Fixed Account may be deferred for up to 6 months from the date of written request. Additional Insurance Benefits (Riders). Subject to certain requirements, certain additional optional benefits may be obtained. The cost of any such additional insurance benefits, which will be provided by "riders" to the Policy, will be deducted as part of the Monthly Deduction. Riders in force during the time the Guaranteed Coverage Benefit is in effect will increase the Guaranteed Coverage Premium requirement. Policy Split Option
Subject to evidence of insurability satisfactory to us at the time of split request, we will issue separate Policies to each of the Insureds upon your request and upon surrender of the Policy within 180 days after the Insureds' (who were married to one another at the effective date) legal divorce or upon a tax law change which disallows the estate tax marital deduction. We may require proof of the legal divorce.
At the time of request for the split is made you must specify the manner in which the Surrender Value and Death Benefit are to be allocated between the two Policies to be issued; provided that no more than 50% of Death Benefit may be allocated to one Policy. The Policies issued in replacement of this Policy will be on substantially the same terms as the exchanged Policy, with the Surrender Value and the amount of any Policy Debt under the exchanged Policy allocated between the new Policies in the same percentages as the Surrender Value. Each of the new policies will be subject to new time periods for the surrender charge schedule. Premiums for the new Policies will reflect the sex and class of the Insured at the time of the original issue.
This option will terminate when the elder of the two Insureds reaches age 80 or if the Policy terminates.
Dividends
The Policy is non-participating and therefore is not eligible for dividends and does not participate in any distribution of our surplus.

Legal Matters
Greer, Herz and Adams, L.L.P., our general counsel, has reviewed various matters of Texas law pertaining to the Policy, including the validity of the Policy and our right to issue the Policy.
Legal Proceedings
The Company and its affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time no lawsuits are pending or threatened that are reasonably likely to have a material adverse impact on the Separate Account or on us.
Registration Statement
We filed a registration statement covering information about the Policy with the SEC. The registration statement, and its subsequent amendments, included this prospectus, but it also contained additional information. This prospectus is simply a summary of the contents of the Policy and related legal instruments. If you want more complete information regarding any of the matters described in this prospectus, you should consult the registration statement.
Experts
The consolidated financial statements of American National Insurance Company and subsidiaries as of December 31, 2000 and for the year then ended and the statements of net assets of American National Variable Life Separate Account as of December 31, 2000 and the related statements of operations and changes in net assets for the year then ended, included in this prospectus and elsewhere in the registration statement, have been audited by KPMG LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports.
The consolidated financial statements of American National Insurance Company and subsidiaries as of December 31, 1999 and 1998 and for the years then ended included in the registration statement, have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports.

SENIOR EXECUTIVE OFFICERS AND
DIRECTORS OF
American National Insurance Company
NAME
Position(s) with American National Insurance Company
Principal Occupations Last Five Years and Other Positions Held
ROBERT L. MOODY
Chairman of the Board, Director and Chief Executive
Officer
American National: President, January 1996 to April 2000; Chairman of the Board, April 1982 to present; Chief Executive Officer, July 1991 to present; and Director, March 1960 to present.
ANREM Corporation: Director, September 1985 to present. Moody Bancshares, Inc.: Director and President, 1982 to present. Moody Bank Holding Company, Inc.: Director and President, 1988 to present. Moody National Bank of Galveston: President, 1980 to 1993; Chairman of the Board and Director, 1980 to present; Director since 1969. National Western Insurance Company:
Chairman of the Board, Director and Chief Executive Officer, 1971 to present. The Moody Foundation: Trustee, 1955 to present. Gal-Tex Hotel Corporation: Chairman of the Board and Director, 1954 to present. Gal-Tenn Hotel Corporation:
Director. GTG Corporation: Director. Gal-Tex Management Co.:
Director. Gal-Tex Woodstock, Inc.: Director. New Paxton Hotel
Corporation: Director. Transitional Learning Center at
Galveston: Chairman of the Board and Director. The Moody
Endowment: Chairman of the Board and Director. The Mary Moody Northen, Inc.: Director. Gal-Tex Crockett, Inc.: Director.
G. RICHARD FERDINANDTSEN
Director, President and Chief Operating Officer
American National: President and Chief Operating Officer, May 2000 to present; Director, 1998 to present; Senior Executive Vice President and Chief Operating Officer, April 1997 to present; Senior Executive Vice President and Chief Administrative Officer, April 1996 to April 1997; Senior Vice President, Health Insurance Operations, April 1993 to April 1996; Senior Vice President, Director of Group Insurance, July 1990 to April 1993. American National Life Insurance Company of Texas: Chairman of the Board, President, Chief Executive Officer and Director, 1998 to present; and Vice President, Health Insurance Operations, April 1993 to 1998. American National Property and Casualty Company: Director, November 1992 to present; and Vice Chairman of the Board, 1998 to present. American National General Insurance Company:
Director, November 1992 to present; and Vice Chairman of the Board, 1998 to present. American National Lloyds Insurance
Company: Underwriter, March 1993 to present.  Pacific P & C,
Inc.: Director, 1995 to present; and Vice Chairman of the Board. Standard Life and Accident Insurance Company: Director, Chairman of the Board, President and Chief Executive Officer, May 1996 to present. Garden State Life Insurance Company:
Director. Securities Management & Research, Inc.: Director. Comprehensive Investment Services, Inc.: Director. Alternative Benefit Management, Inc.: Director, President and Chief Executive Officer. ANMEX International Services, Inc.:
Director and President. ANMEX International, Inc.: Director and President.
IRWIN M. HERZ, JR.
Director
American National: Director: 1984 to present. Greer, Herz & Adams, L.L.P.: Partner, March 1980 to present, General Counsel to American National. Three R Trust: Trustee, April 1971 to present. Garden State Life Insurance Company: Director, June 1992 to present. American National Property and Casualty
Company: Director. Galveston Housing Authority: Commissioner and Chairman. The Westcap Corporation: Director, 1983 to 1999.
R. EUGENE LUCAS
Director
American National: Director, April 1981 to present. Gal-Tex Hotel Corporation: President and Director, March 1971 to present. Gal-Tenn Hotel Corporation: President and Director, March 1971 to present. Gal-Tex Management Company: President and Director, May 1985 to present. Gal-Tex Woodstock, Inc.:
President and Director, November 1995 to present. Securities Management and Research, Inc.: Director, November 1982 to present. ANREM Corporation: Director, September 1982 to present. Colonel Museum, Inc.: Director, March 1985 to present. GTG Corporation: President and Director.
E. DOUGLAS MCLEOD
Director
American National: Director, April 1984 to present. ANREM
Corporation: Director, October 1979 to present. National Western Life Insurance Company: Director, 1979 to present. Independent County Mutual Fire Insurance Company of Texas:
Director, June 1984 to present. Attorney. The Moody
Foundation: Director of Development, May 1982 to present. McLeod Properties: Owner. Texas State House of
Representatives: Past Member. Moody Gardens, Inc.: Chairman and Director, 1988 to present. Colonel Museum, Inc.: Vice President and Director, 1985 to present. Center for Transportation and Commerce: Chairman and Director, 1983 to present. South Texas College of Law: Director.

FRANCES ANNE MOODY
Director
American National: Director, April 1987 to present. The Moody
Foundation: Executive Director, January 1998 to present and Regional Grants Advisor, September 1996 to 1998. National Western Life Insurance Company: Director, 1990 to present. The Moody Endowment: Director, 1991 to present. Investments, Dallas, Texas. Transitional Learning Center at Galveston,
Inc.: Director, 1991 to present.
RUSSELL S. MOODY
Director
American National: Director, April 1986 to present. National Western Life Insurance Company: Director, 1988 to present. Investments, Austin, Texas.
WILLIAM L. MOODY IV
Director
American National: Director, March 1951 to present. Moody National Bank of Galveston: Director, January 1969 to March 1996, and Advisory Director, March 1996 to present. Moody Ranches, Inc.: President and Director, May 1959 to present. American National Life Insurance Company of Texas: Director, November 1969 to present. Rosenberg Library: Board of Trustees, 1970 to present. University of Texas Medical Branch Development Board: Director, 1970 to present. Investments, Ranching, Oil & Gas, Galveston, Texas.
JOE MAX TAYLOR
Director
American National: Director, April 1992 to present. County of Galveston, Texas: Sheriff, 1980 to present. Moody Gardens,
Inc.: Director and President, 1988 to present. Transitional Learning Community at Galveston: Director, 1985 to present, and Vice President. Galveston County Bail-Bond Board:
President, 1981 to present. Fifty Club Board of Galveston:
Director, 1981 to present. Landry's Seafood Restaurants, Inc.:
Director, 1993 to present. Pre-Trial Release Board of Galveston County: 1982 to present. Juvenile Crime Prevention-Intervention Task Force: Chairman, 1993 to present.
DAVID A. BEHRENS
Executive Vice President
American National: Executive Vice President, Independent Marketing, January 1999 to present. Lincoln Benefit Life:
Director, Senior Vice President, Marketing, September 1993 to January 1999. American National Life Insurance Company of
Texas: Vice President.
ROBERT A. FRUEND
Executive Vice President
American National: Executive Vice President, November 1988 to present. American National Property and Casualty Company:
Director. American National Life Insurance Company of Texas:
Director and Vice President. American National General Insurance Company: Chairman of the Board and Director. American National Insurance Service Company: Director. American National Lloyds Insurance Company: Director. ANPAC
Lloyds Insurance Management, Inc.: Director. Pacific   P & C,
Inc.: Director and Chairman of the Board. Securities Management and Research, Inc.: Director.
BILL J. GARRISON
Executive Vice President
American National: Executive Vice President, Director of Home Service Division, April 1991 to present. ANMEX International Services, Inc.: Vice President and Director. ANMEX International, Inc.: Vice President and Director. American National de Mexico, Compania de Seguros de Vida, S.A. de
C.V.: Director. American National Promotora de Ventas, S.A. de
C.V.: Director. Servicios de Administracion American National:
Director.
MICHAEL W. MCCROSKEY
Executive Vice President
American National: Executive Vice President- Investments, 1995 to present; and Senior Vice President-Real Estate and Mortgage Loans, 1986 to 1995. ANREM Corporation: Director, June 1977 to present; and President, October 1986 to present. American National Life Insurance Company of Texas: Assistant Secretary, December 1986 to present. Standard Life and Accident Insurance
Company: Vice President, May 1988 to present. ANTAC, Inc.:
President and Director, 1995 to present. Securities Management and Research, Inc.: President, Chief Executive Officer and Director, 1994 to present. American National Funds Group:
President and Director, 1994 to present. SM&R Investments, Inc. (formerly SM&R Capital Funds, Inc.): Chief Executive Officer; President and Director, 1994 to present. American National Investment Accounts, Inc.: President and Director, 1994 to present. Pacific P & C, Inc.: Vice President, 1995 to present. Garden State Life Insurance Company: Vice President, May 1994 to present. American National Property and Casualty Company Vice President: June 1994 to present. American National General Insurance Company: Vice President, June 1994 to present.
GREGORY V. OSTERGREN
Executive Vice President
American National: Executive Vice President and Director of Multiple Line Marketing, May 2000 to present. American National Property and Casualty Company: Chairmen, President, and Chief Executive Officer, May 2000 to present, President and Chief Executive Officer, October 1990 to May 2000. American National General Insurance Company: Director. American National Insurance Service Company: Director and Chairman of the Board. American National Lloyds Insurance
Company: Director, President, and Chief Executive Officer. ANPAC Lloyds Insurance Management, Inc.: Director, President, and Chief Executive Officer. Pacific P & C, Inc.: Director, President and Chief Executive.
JAMES E. POZZI
Executive Vice President
American National: Executive Vice President, Independent Markets, June 1992 to April 1996; and Executive Vice President, Corporate Planning and Development, April 1996 to present. American National Life Insurance Company of Texas:
Vice President, April 1993 to present.
RONALD J. WELCH
Executive Vice President
American National: Executive Vice President and Chief Actuary, April 1996 to present; and Executive Vice President and Chief Actuary, April 1986 to April 1996. Standard Life and Accident Insurance Company: Director, December 1987 to present. American National Property and Casualty Company: Director, November 1987 to present. American National General Insurance
Company: Director, November 1987 to present. American National Life Insurance Company of Texas: Director, November 1986 to present, Actuary, April 1980 to present, and Senior Vice President, April 1990 to present. Garden State Life Insurance
Company: Chairman of the Board and Director, June 1992 to present: Pacific P & C, Inc.: Director, 1995 to present. American National Insurance Service Company: Director, December 1995 to present. Securities, Research & Management,
Inc.: Director. ANMEX International Services, Inc.: Director and Vice President. ANMEX International, Inc.: Director and Vice President. Alternative Benefit Management, Inc.:
Director.
CHARLES H. ADDISON
Senior Vice President
American National: Senior Vice President, Systems Planning and Computing, April 1978 to present. American National Property and Casualty Company: Director, November 1981 to present. American National General Insurance Company: Director, November 1981 to present. Pacific P & C, Inc.: Director, 1995 to present. Standard Life and Accident Insurance Company:
Director, January 1996 to present.
ALBERT L. AMATO
Senior Vice President
American National: Senior Vice President, Life Policy Administration, April 1994 to present; and Vice President, Life Policy Administration, April 1984 to April 1994. American National Life Insurance Company of Texas: Vice President, May 1984 to present. Garden State Life Insurance Company: Vice President, August 1992 to present, Director, August 1992 to December 1993, and Advisory Director, December 1993 to present. Standard Life and Accident Insurance Company: Vice President, Life Policy Administration. Alternative Benefit Management, Inc.: Director and Senior Vice President.
GLENN C. LANGLEY
Senior Vice President
American National: Senior Vice President, Human Resources, November 1995 to present; Vice President, Assistant Personnel Director, April 1983 to November 1995; Assistant Vice President, Equal Employment Opportunity/Affirmative Action Program Coordinator, April 1976 to April 1983; and Assistant Vice President, Personnel Placement Director, April 1969 to April 1976. Standard Life and Accident Insurance Company: Vice President, Director of Human Resources. Garden State Life Insurance Company: Vice President, Human Resources.
STEPHEN E. PAVLICEK
Senior Vice President and Controller
American National: Senior Vice President and Controller, April 1996 to present; Vice President and Controller, 1994 to April 1996; and Assistant Vice President - Financial Reports, 1983 to 1994. ANTAC, Inc.: Assistant Treasurer, 1995 to 1998. Garden State Life Insurance Company: Controller, June 1992 to present. American National Life Insurance Company of Texas:
Controller, August 1994 to present. ANREM Corporation:
Director. American National Property and Casualty Company:
Director. American National General Insurance Company:
Director. Pacific P & C, Inc.: Director. Standard Life and Accident Insurance Company: Vice President, Controller and Director. ANDV '97: Assistant Treasurer. ANMEX International Services, Inc.: Controller. ANMEX International, Inc.:
Controller. Alternative Benefit Management, Inc.: Senior Vice President, Controller and Director.
STEVEN H. SCHOUWEILER
Senior Vice President
American National: Senior Vice President, Health Insurance Operations, May 1998 to present. Standard Life and Accident Insurance Company: Vice President, Claims, May 1998 to present. American National Life Insurance Company of Texas:
Director and Senior Vice President, May 1998 to present. Alternative Benefit Management, Inc.: Chief Administrative Officer, Senior Vice President and Director. Conseco Group Risk Management: President and Chief Executive Officer, December 1989 to April 1998.

JAMES R. THOMASON
Senior Vice President
American National: Senior Vice President, Credit Insurance Services, April 1987 to present.
GARETH W. TOLMAN
Senior Vice President
American National: Senior Vice President, Corporate Affairs, April 1996 to present; and Vice President, Corporate Affairs, April 1976 to April 1996. American National Life Insurance Company of Texas: Vice President. Garden State Life Insurance Company, Vice President, Corporate Affairs. Standard Life and Accident Insurance Company, Vice President, Corporate Affairs. VINCENT E. SOLER, JR.
Vice President, Secretary and Treasurer
American National: Vice President, Secretary and Treasurer, 1994 to present; and Vice President and Controller, March, 1984 to 1994. ANREM Corporation: Secretary, October 1984 to present. American National Life Insurance Company of Texas:
Treasurer, April 1984 to present; Controller, April 1984 to August 1994; and Secretary, August 1994 to present. Standard Life and Accident Insurance Company: Secretary and Treasurer, 1998 to present; Assistant Secretary, January 1996 to 1998. ANTAC, Inc.: Secretary, 1995 to present. Garden State Life Insurance Company: Secretary and Treasurer, August 1994 to present. American National Property and Casualty Company:
Assistant Secretary, August 1994 to present. American National General Insurance Company: Assistant Secretary. Pacific P & C,
Inc.: Assistant Secretary. ANDV '97: Secretary. ANMEX International Services, Inc.: Secretary and Treasurer. ANMEX International, Inc.: Secretary and Treasurer. Comprehensive Investment Services, Inc.: Secretary. Alternative Benefit Management, Inc.: Secretary and Treasurer.
The principal business address of each person listed above is American National Insurance Company, One Moody Plaza, Galveston, Texas 77550-7999.


APPENDIX
Illustrations of Death Benefits, Accumulation Values, and
Surrender Values
Accumulation Values and Surrender Values"
The tables on pages 56 through 59 illustrate how Accumulation Value, Surrender Value, and Death Benefit of a Policy may change with the investment performance of the Eligible Portfolios. These illustrations are hypothetical and may not be used to project or predict investment results. The illustrations assume:
     a gross annual investment rate of return (i.e., investment income and capital gains and losses) of 0%, 6% or 12%, a $100,000 Specified Amount, the Insureds are a male, age 45, and a female, age 45, the Policy is issued under the tobacco non-user underwriting risk classification for each Insured, the premium is paid at the beginning of each Policy Year, all Accumulation Value is allocated to the Separate Account, no Policy Loans are made, no changes in the Specified Amount, no partial surrenders no riders no transfers to the Fixed Account, no more than twelve transfers among Subaccounts, and fees and expenses for the Eligible Portfolios at a hypothetical annual rate of 0.76% of net assets (the rate is a simple average, for all Eligible Portfolios, of the "Management Fees" and "Other Expenses", indicated for each Eligible Portfolio in the Eligible Portfolio Annual Expenses table. Certain fee waiver and expense reimbursement arrangements exist and are reflected in this average. Excluding the effect of these arrangements, the simple average of the "Management Fees" and "Other Expenses" would be 0.82%).
The Accumulation Value, Surrender Value, and Death Benefit shown in the illustrations may be different if any of the above assumptions changed.
The second column of the tables shows the value of the premiums paid accumulated at a 5% annual interest rate.
The tables on pages 56 and 59 are based on the current schedule of Monthly Deductions. We may, however, change the current schedule of Monthly Deductions at any time and for any reason. Accordingly, you should not construe the tables as guarantees or estimates of amounts to be paid in the future.
The tables on pages 56 and 59 are based on the assumption that the maximum allowable Monthly Deductions are made throughout the life of the Policy.
The tables show that the net investment return of each subaccount is lower than the gross return of the assets held in its corresponding Eligible Portfolio because of the charges against the subaccounts.
Illustrations also reflect the Daily Asset Charge, which is levied against each Subaccount at an annual rate of 0.90% of average daily Accumulation Value in the first 20 Policy Years and 0.60% thereafter. After adjustment to reflect the Daily
Asset Charge and the average Eligible Portfolio Annual
Expenses, the illustrated hypothetical gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate hypothetical net annual rates of -1.65%, 4.30% and 10.24% in years 1 - 20; -1.35%, 4.61% and 10.57% in years 21 and thereafter.
The illustrations do not reflect any charges for federal income tax burden attributable to the Separate Account, since we are not currently making such charges. However, such charges may be made in the future, and, in that event, the gross annual investment rate of return would have to exceed
0%, 6%, or 12% by an amount sufficient to cover the tax charges in order to produce the values illustrated. (See
"Federal Income Tax Considerations," page 38.)
If a Policy Loan is made, both Surrender Value and Death
Benefit Proceeds will be reduced by the amount of outstanding Policy Debt. Even if repaid, Policy Debt may permanently affect the Policy's values. The effect could be favorable or unfavorable depending on whether the investment performance of the subaccount(s)/Fixed Account you selected is less than or greater than the interest rate credited to the Accumulation
Value held to secure the loan.
If a partial surrender is made, the surrender will immediately reduce the values by the amount of the partial surrender, a $25 fee for each partial surrender, and any applicable surrender charge. If the Policy is surrendered, a surrender charge may be imposed and the Policyowner may receive less than the total premium paid. In the illustrations, the difference between the Accumulation Value and the Surrender
Value in any year is the surrender charge.
Upon request, we will provide a comparable illustration based upon the proposed Insured's age, sex and underwriting classification, the Specified Amount, the Death Benefit option, Planned Periodic Premium schedule, and any available riders requested.



AMERICAN NATIONAL INSURANCE COMPANY
ONE MOODY PLAZA
GALVESTON, TEXAS 77550-7999
SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE
DEATH BENEFIT OPTION A; SPECIFIED AMOUNT - $100,000
MALE ISSUE AGE 45   FEMALE ISSUE AGE 45
TOBACCO NON-USER
CURRENT SCHEDULE OF CHARGES
PLANNED PERIODIC PREMIUM OF $810 PAID AT THE BEGINNING OF EACH
POLICY YEAR
     VALUES BASED ON ASSUMED HYPOTHETICAL GROSS
     ANNUAL INVESTMENT RATES OF RETURN OF
     0%
END OF      PREMIUMS      ACCUMULATION      SURRENDER      DEATH
POLICY      ACCUMULATED      VALUE           VALUE         BENEFIT
YEAR        AT 5%
1           851              583               0           100,000
2           1,701          1,155               0           100,000
3           2,552          1,715               0           100,000
4           3,402          2,262               0           100,000
5           4,253          2,798             270           100,000
6           5,103          3,451             968           100,000
7           5,954          4,089           1,652           100,000
8           6,804          4,714           2,324           100,000
9           7,655          5,324           2,982           100,000
10          8,505          5,920           3,628           100,000
15         12,758          8,797           6,771           100,000
20         17,010         11,252          11,252           100,000
25         21,263         13,249          13,249           100,000
30         25,515         14,181          14,181           100,000
Age 65     17,010         11,252          11,252           100,000

     6%
ACCUMULATION VALUE     SURRENDER VALUE     DEATH BENEFIT
624                         0              100,000
1,273                       0              100,000
1,946                       0              100,000
2,646                      74              100,000
3,373                     845              100,000
4,261                   1,778              100,000
5,185                   2,748              100,000
6,144                   3,754              100,000
7,140                   4,798              100,000
8,174                   5,882              100,000
14,117                 12,091              100,000
21,260                 21,260              100,000
30,102                 30,102              100,000
40,478                 40,478              100,000
21,260                 21,260              100,000

     12%
ACCUMULATION VALUE     SURRENDER VALUE     DEATH BENEFIT
665                       0                 100,000
1,395                     0                 100,000
2,198                     0                 100,000
3,079                   507                 100,000
4,049                 1,521                 100,000
5,251                 2,768                 100,000
6,574                 4,137                 100,000
8,028                 5,638                 100,000
9,626                 7,284                 100,000
11,385                9,093                 100,000
23,369               21,343                 100,000
42,733               42,733                 100,000
75,211               75,211                 100,000
129,078             129,078                 136,972
42,733               42,733                 100,000

*    GUARANTEED COVERAGE PREMIUM $810
Until age 100, under Death Benefit Option A the Death Benefit is the current Specified Amount of the Policy or, if greater, the applicable corridor percentage of Accumulation Value at the end of the Valuation Period that includes the date of the Insured's death. Corridor percentages are specified in the Policy. The Death Benefit at age 100 and thereafter equals the Accumulation Value.
American National agrees to keep the Policy in force for the period stipulated under the Guaranteed Coverage Benefit so long as the Guaranteed Coverage Premium is paid and other Policy provisions are met even though, in certain instances, the minimum payment allowed by the Policy will not, after the payment of Monthly Deductions, generate positive Surrender Value at one or more points during such period.
Accumulation Value, Surrender Value and Death Benefit may be different if premiums are paid with a different frequency or timing or if of different amounts. Illustration assumes no Policy loan or partial surrender has been made. Zero values in the Death Benefit column indicate Policy lapse in the absence of sufficient additional premium payment.
THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN NOR A SUGGESTION THAT SUCH RESULTS WILL BE ACHIEVED. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICYOWNER, DIFFERENT RETURNS OF ELIGIBLE PORTFOLIOS, PREVAILING INTEREST RATES AND RATES OF INFLATION. NO REPRESENTATIONS CAN BE MADE BY AMERICAN NATIONAL THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. ALTHOUGH THE ACTUAL RATES OF RETURN MAY AVERAGE 0%, 6%, or 12% OVER A PERIOD OF YEARS, IF THEY HAVE FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS THE ACCUMULATION VALUE, DEATH BENEFIT AND SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN ABOVE.



AMERICAN NATIONAL INSURANCE COMPANY
ONE MOODY PLAZA
GALVESTON, TEXAS 77550-7999
SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE
DEATH BENEFIT OPTION A; SPECIFIED AMOUNT - $100,000
MALE ISSUE AGE 45   FEMALE ISSUE AGE 45
TOBACCO NON-USER
GUARANTEED SCHEDULE OF CHARGES
PLANNED PERIODIC PREMIUM OF $810 PAID AT THE BEGINNING OF EACH
POLICY YEAR
     VALUES BASED ON ASSUMED HYPOTHETICAL GROSS
     ANNUAL INVESTMENT RATES OF RETURN OF
     0%
END OF      PREMIUMS      ACCUMULATION      SURRENDER      DEATH
POLICY      ACCUMULATED      VALUE           VALUE         BENEFIT
YEAR        AT 5%
1             851              583              0          100,000
2           1,701            1,154              0          100,000
3           2,552            1,714              0          100,000
4           3,402            2,260              0          100,000
5           4,253            2,794            266          100,000
6           5,103            3,312            829          100,000
7           5,954            3,817          1,380          100,000
8           6,804            4,306          1,916          100,000
9           7,655            4,779          2,437          100,000
10          8,505            5,232          2,940          100,000
15         12,758            7,159          5,133          100,000
20         17,010            8,184          8,184          100,000
25         21,263            7,390          7,390          100,000
30         25,515            2,123          2,123          100,000
Age 65     17,010            8,184          8,184          100,000

     6%
ACCUMULATION VALUE     SURRENDER VALUE     DEATH BENEFIT
   624                     0                100,000
 1,272                     0                100,000
 1,945                     0                100,000
 2,644                    72                100,000
 3,368                   840                100,000
 4,118                 1,635                100,000
 4,895                 2,458                100,000
 5,697                 3,307                100,000
 6,525                 4,183                100,000
 7,377                 5,085                100,000
11,981                 9,955                100,000
16,892                16,892                100,000
21,498                21,498                100,000
23,312                23,312                100,000
16,892                16,892                100,000

     12%
ACCUMULATION VALUE     SURRENDER VALUE     DEATH BENEFIT
   665                      0               100,000
 1,394                      0               100,000
 2,197                      0               100,000
 3,077                    505               100,000
 4,043                  1,515               100,000
 5,103                  2,620               100,000
 6,265                  3,828               100,000
 7,539                  5,149               100,000
 8,935                  6,593               100,000
10,463                  8,171               100,000
20,555                 18,529               100,000
36,309                 36,309               100,000
61,874                 61,874               100,000
104,384               104,384               110,792
36,309                 36,309               100,000


*    GUARANTEED COVERAGE PREMIUM $810
Until age 100, under Death Benefit Option A the Death Benefit is the current Specified Amount of the Policy or, if greater, the applicable corridor percentage of Accumulation Value at the end of the Valuation Period that includes the date of the Insured's death. Corridor percentages are specified in the Policy. The Death Benefit at age 100 and thereafter equals the Accumulation Value.
American National agrees to keep the Policy in force for the period stipulated under the Guaranteed Coverage Benefit so long as the Guaranteed Coverage Premium is paid and other Policy provisions are met even though, in certain instances, the minimum payment allowed by the Policy will not, after the payment of Monthly Deductions, generate positive Surrender Value at one or more points during such period.
Accumulation Value, Surrender Value and Death Benefit may be different if premiums are paid with a different frequency or timing or if of different amounts. Illustration assumes no Policy loan or partial surrender has been made. Zero values in the Death Benefit column indicate Policy lapse in the absence of sufficient additional premium payment.
THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN NOR A SUGGESTION THAT SUCH RESULTS WILL BE ACHIEVED. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICYOWNER, DIFFERENT RETURNS OF ELIGIBLE PORTFOLIOS, PREVAILING INTEREST RATES AND RATES OF INFLATION. NO REPRESENTATIONS CAN BE MADE BY AMERICAN NATIONAL THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. ALTHOUGH THE ACTUAL RATES OF RETURN MAY AVERAGE 0%, 6%, or 12% OVER A PERIOD OF YEARS, IF THEY HAVE FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS THE ACCUMULATION VALUE, DEATH BENEFIT AND SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN ABOVE.



AMERICAN NATIONAL INSURANCE COMPANY
ONE MOODY PLAZA
GALVESTON, TEXAS 77550-7999
SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE
DEATH BENEFIT OPTION B; SPECIFIED AMOUNT - $100,000
MALE ISSUE AGE 45   FEMALE ISSUE AGE 45
TOBACCO NON-USER
CURRENT SCHEDULE OF CHARGES
PLANNED PERIODIC PREMIUM OF $810 PAID AT THE BEGINNING OF EACH
POLICY YEAR
     VALUES BASED ON ASSUMED HYPOTHETICAL GROSS
     ANNUAL INVESTMENT RATES OF RETURN OF
                               0%

END OF      PREMIUMS      ACCUMULATION      SURRENDER      DEATH
POLICY      ACCUMULATED      VALUE           VALUE         BENEFIT
YEAR        AT 5%
   1          851              583             0            100,583
   2        1,701            1,155             0            101,155
   3        2,552            1,715             0            101,715
   4        3,402            2,262             0            102,262
   5        4,253            2,798           270            102,798
   6        5,103            3,449           966            103,449
   7        5,954            4,088         1,651            104,088
   8        6,804            4,711         2,321            104,711
   9        7,655            5,320         2,978            105,320
  10        8,505            5,914         3,622            105,914
  15       12,758            8,773         6,747            108,773
  20       17,010           11,182        11,182            111,182
  25       21,263           13,057        13,057            113,057
  30       25,515           13,703        13,703            113,703
Age 65     17,010           11,182        11,182            111,182

       6%
ACCUMULATION VALUE     SURRENDER VALUE     DEATH BENEFIT
   624                     0                 100,624
 1,273                     0                 101,273
 1,946                     0                 101,946
 2,646                    74                 102,646
 3,373                   845                 103,373
 4,260                 1,777                 104,260
 5,182                 2,745                 105,182
 6,140                 3,750                 106,140
 7,134                 4,792                 107,134
 8,166                 5,874                 108,166
14,075                12,049                 114,075
21,114                21,114                 121,114
29,625                29,625                 129,625
39,023                39,023                 139,023
21,114                21,114                 121,114

       12%
ACCUMULATION VALUE     SURRENDER VALUE     DEATH BENEFIT
    665                     0               100,665
  1,395                     0               101,395
  2,198                     0               102,198
  3,079                   507               103,079
  4,048                 1,520               104,048
  5,249                 2,766               105,249
  6,570                 4,133               106,570
  8,022                 5,632               108,022
  9,618                 7,276               109,618
 11,372                 9,080               111,372
 23,296                21,270               123,296
 42,419                42,419               142,419
 73,945                73,945               173,945
124,603               124,603               224,603
 42,419                42,419               142,419


     *    GUARANTEED COVERAGE PREMIUM $810
Until age 100, under Death Benefit Option B the Death Benefit is the current Specified Amount plus the Accumulation Value of the Policy or, if greater, the applicable corridor percentage of Accumulation Value at the end of the Valuation Period that includes the date of the Insured's death. Corridor percentages are specified in the Policy. The Death Benefit at age 100 and thereafter equals the Accumulation Value.
American National agrees to keep the Policy in force for the period stipulated under the Guaranteed Coverage Benefit so long as the Guaranteed Coverage Premium is paid and other Policy provisions are met even though, in certain instances, the minimum payment allowed by the Policy will not, after the payment of Monthly Deductions, generate positive Surrender Value at one or more points during such period.
Accumulation Value, Surrender Value and Death Benefit may be different if premiums are paid with a different frequency or timing or if of different amounts. Illustration assumes no Policy loan or partial surrender has been made. Zero values in the Death Benefit column indicate Policy lapse in the absence of sufficient additional premium payment.
THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN NOR A SUGGESTION THAT SUCH RESULTS WILL BE ACHIEVED. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICYOWNER, DIFFERENT RETURNS OF ELIGIBLE PORTFOLIOS, PREVAILING INTEREST RATES AND RATES OF INFLATION. NO REPRESENTATIONS CAN BE MADE BY AMERICAN NATIONAL THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. ALTHOUGH THE ACTUAL RATES OF RETURN MAY AVERAGE 0%, 6%, or 12% OVER A PERIOD OF YEARS, IF THEY HAVE FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS THE ACCUMULATION VALUE, DEATH BENEFIT AND SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN ABOVE.




AMERICAN NATIONAL INSURANCE COMPANY
ONE MOODY PLAZA
GALVESTON, TEXAS 77550-7999
SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE
DEATH BENEFIT OPTION B; SPECIFIED AMOUNT - $100,000
MALE ISSUE AGE 45   FEMALE ISSUE AGE 45
TOBACCO NON-USER
GUARANTEED SCHEDULE OF CHARGES
PLANNED PERIODIC PREMIUM OF $810 PAID AT THE BEGINNING OF EACH
POLICY YEAR
     VALUES BASED ON ASSUMED HYPOTHETICAL GROSS
     ANNUAL INVESTMENT RATES OF RETURN OF
                               0%
END OF      PREMIUMS      ACCUMULATION      SURRENDER      DEATH
POLICY      ACCUMULATED      VALUE           VALUE         BENEFIT
YEAR        AT 5%
  1           851             583              0           100,583
  2         1,701           1,154              0           101,154
  3         2,552           1,714              0           101,714
  4         3,402           2,260              0           102,260
  5         4,253           2,793            265           102,793
  6         5,103           3,311            828           103,311
  7         5,954           3,815          1,378           103,815
  8         6,804           4,302          1,912           104,302
  9         7,655           4,773          2,431           104,773
 10         8,505           5,223          2,931           105,223
 15        12,758           7,116          5,090           107,116
 20        17,010           8,033          8,033           108,033
 25        21,263           6,966          6,966           106,966
 30        25,515           1,292          1,292           101,292
Age 65     17,010           8,033          8,033           108,033

     6%
ACCUMULATION VALUE     SURRENDER VALUE     DEATH BENEFIT
   624                      0               100,624
 1,272                      0               101,272
 1,945                      0               101,945
 2,643                     71               102,643
 3,367                    839               103,367
 4,116                  1,633               104,116
 4,891                  2,454               104,891
 5,691                  3,301               105,691
 6,516                  4,174               106,516
 7,364                  5,072               107,364
11,905                  9,879               111,905
16,568                 16,568               116,568
20,323                 20,323               120,323
19,698                 19,698               119,698
16,568                 16,568               116,568

     12%
ACCUMULATION VALUE     SURRENDER VALUE     DEATH BENEFIT
   665                    0                  100,665
 1,394                    0                  101,394
 2,197                    0                  102,197
 3,077                  505                  103,077
 4,042                1,514                  104,042
 5,101                2,618                  105,101
 6,261                3,824                  106,261
 7,532                5,142                  107,532
 8,923                6,581                  108,923
10,444                8,152                  110,444
20,419               18,393                  120,419
35,591               35,591                  135,591
58,532               58,532                  158,532
90,376               90,376                  190,376
35,591               35,591                  135,591

     *    GUARANTEED COVERAGE PREMIUM $810
Until age 100, under Death Benefit Option B the Death Benefit is the current Specified Amount plus the Accumulation Value of the Policy or, if greater, the applicable corridor percentage of Accumulation Value at the end of the Valuation Period that includes the date of the Insured's death. Corridor percentages are specified in the Policy. The Death Benefit at age 100 and thereafter equals the Accumulation Value.
American National agrees to keep the Policy in force for the period stipulated under the Guaranteed Coverage Benefit so long as the Guaranteed Coverage Premium is paid and other Policy provisions are met even though, in certain instances, the minimum payment allowed by the Policy will not, after the payment of Monthly Deductions, generate positive Surrender Value at one or more points during such period.
Accumulation Value, Surrender Value and Death Benefit may be different if premiums are paid with a different frequency or timing or if of different amounts. Illustration assumes no Policy loan or partial surrender has been made. Zero values in the Death Benefit column indicate Policy lapse in the absence of sufficient additional premium payment.
THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN NOR A SUGGESTION THAT SUCH RESULTS WILL BE ACHIEVED. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICYOWNER, DIFFERENT RETURNS OF ELIGIBLE PORTFOLIOS, PREVAILING INTEREST RATES AND RATES OF INFLATION. NO REPRESENTATIONS CAN BE MADE BY AMERICAN NATIONAL THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. ALTHOUGH THE ACTUAL RATES OF RETURN MAY AVERAGE 0%, 6%, or 12% OVER A PERIOD OF YEARS, IF THEY HAVE FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS THE ACCUMULATION VALUE, DEATH BENEFIT AND SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN ABOVE.
FINANCIAL STATEMENTS

Our financial statements which are included in this prospectus should be considered only as bearing on our ability to meet our obligations under the Policy. Our financial statements should not be considered as bearing on the investment performance of the assets held in the Separate Account.

INDEPENDENT AUDITORS' REPORT
To The Board of Directors of American National Insurance Company and Policy Owners of American National Variable Life Separate Account:
We have audited the accompanying statements of net assets of the American National Variable Life Separate Account (comprised of American National (AN) Growth, AN Money Market, AN Equity Income, T. Rowe Price (TRP) Equity Income, TRP Mid-Cap Growth, Fidelity Investment Grade Bond, Fidelity Asset Manager, Fidelity Growth & Income, Fidelity Index 500, Fidelity Contrafund, Fidelity Growth Opportunities, Fidelity Mid-Cap, Fidelity Growth, Fidelity Overseas, Fidelity Equity-Income Portfolio Subaccounts) (collectively, the Account) as of December 31, 2000, and the related statements of operations and changes in net assets for the year then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Account as of December 31, 2000 and the results of its operations and changes in net assets for the year then ended, in conformity with accounting principles generally accepted in the United States of America.
KPMG LLP
Houston, Texas
April 11, 2001




AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF NET ASSETS
As of December 31, 2000

                                                             AN          AN
                                                    AN      Money      Equity
                                                  Growth    Market     Income
                                                 Portfolio  Portfolio
Portfolio
Assets:
Investment in shares of mutual funds, at market  $1,672    $--         $2,312

Liabilities:
Policy owner reserves                            $1,672    $--         $2,312
Investment Portfolio Information:
  Number of shares                                  867    $--          1,169
  Cost                                           $1,849    $--         $2,352

See accompanying notes to financial statements.


                                                    TRP     TRP
                                                    Equity  Mid-Cap
                                                    Income  Growth
Assets:
Investment in shares of mutual funds, at market    $473    $2,270

Liabilities:
Policy owner reserves                              $473    $2,270
Investment Portfolio Information:
  Number of shares                                   24       123
  Cost                                             $460    $2,434

See accompanying notes to financial statements.


AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF NET ASSETS
As of December 31, 2000


                                                  Fidelity
                                                 Investment Fidelity  Fidelity
                                                 Grade      Asset     Growth &
                                                  Bond      Manager   Income
Assets:
Investment in shares of mutual funds, at market   $5,446    $3,777    $7,905

Liabilities:
Policy owner reserves                             $5,446    $3,777    $7,905
Investment Portfolio Information:
  Number of shares                                   433       236       519
  Cost                                            $5,191    $4,045    $8,650

See accompanying notes to financial statements.


                                                      Fidelity
                                                      Index      Fidelity
                                                      500        Contrafund
Assets:
Investment in shares of mutual funds, at market       $36,930    $27,725

Liabilities:
Policy owner reserves                                 $36,930    $27,725
Investment Portfolio Information:
  Number of shares                                       246       1,165
  Cost                                               $40,529     $28,619

See accompanying notes to financial statements.


AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF NET ASSETS
As of December 31, 2000

                                                   Fidelity
                                                   Growth    Fidelity
                                                   Opport-   Mid-      Fidelity
                                                   unities   Cap       Growth
Assets:
Investment in shares of mutual funds, at market    $9,581    $33,824    $40,099

Liabilities:
Policy owner reserves                              $9,581    $33,824    $40,099

Investment Portfolio Information:
  Number of shares                                    536     1,677         919
  Cost                                            $11,054    $32,326    $44,894

See accompanying notes to financial statements.


                                                               Fidelity
                                                    Fidelity   Equity-
                                                    Overseas   Income
Assets:
Investment in shares of mutual funds, at market    $19,575    $958

Liabilities:
Policy owner reserves                              $19,575    $958

Investment Portfolio Information:
  Number of shares                                     980      38
  Cost                                             $22,261    $930

See accompanying notes to financial statements.



AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
Year ended December 31, 2000

                                               AN Money    AN Equity
                                   AN Growth   Market      Income
                                   Portfolio   Portfolio   Portfolio
Investment income
   Dividend from mutual funds          $24         $4          $41
Expenses
 Charges to policy owners for assuming
 mortality and expense risks           (5)         (4)          2

Net investment income (loss)           $19         $--          $43

Net realized and unrealized gain (loss)
   on investments
   Net realized gain
   (loss) on sale of investments      $(43)         --            2
   Capital gains distributions
   from mutual funds                    27          --           97
   Net unrealized appreciation (depreciation)
   of investments during the period   (177)         --          (40)
Net realized and unrealized gain (loss)
   on investments                    $(193)        $--          $59
Net increase (decrease) in net assets
    resulting from operations        $(174)        $--         $102


   See accompanying notes to financial statements.



AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
Year ended December 31, 2000

                                         TRP Equity      TRP Mid-Cap
                                         Income          Growth
                                         Portfolio       Portfolio
Investment income
   Dividend from mutual funds            $--              $--
Expenses
   Charges to policy owners for assuming
    mortality and expense risks           (1)              (7)

Net investment income (loss)             $(1)             $(7)

Net realized and unrealized gain (loss)
   on investments
   Net realized gain (loss)
   on sale of investments                $2               $19
   Capital gains distributions
   from mutual funds                      --               --
   Net unrealized appreciation
   (depreciation) of investments
    during the period                    13              (164)
Net realized and unrealized gain (loss)
   on investments                       $15             $(145)
Net increase (decrease) in net assets
    resulting from operations           $14             $(152)


   See accompanying notes to financial statements.




AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
Year ended December 31, 2000

                                        Fidelity    Fidelity    Fidelity
                                        Investment  Asset       Growth
                                        Grade Bond  Manager     & Income
Investment income
   Dividend from mutual funds            $--         $--         $--
Expenses
   Charges to policy owners for assuming
    mortality and expense risks          (76)         (14)         (71)

Net investment income (loss)            $(76)        $(14)       $(71)

Net realized and unrealized gain (loss)
   on investments
   Net realized gain (loss)
   on sale of investments               $28          $(71)       $(61)
   Capital gains distributions
   from mutual funds                     --            --          --
   Net unrealized appreciation
   (depreciation) of investments
   during the period                    255          (268)       (745)
Net realized and unrealized
 gain (loss) on investments            $283          $(339)     $(806)
Net increase (decrease) in net
 assets resulting  from operations     $207          $(353)     $(877)


   See accompanying notes to financial statements.




AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
Year ended December 31, 2000

                                                                  Fidelity
                                                                  Growth
                                           Fidelity   Fidelity    Opportunities
                                           Index 500  Contrafund  Fund
Investment income
   Dividend from mutual funds              $--        $--         $--
Expenses
   Charges to policy owners for assuming
    mortality and expense risks            (284)       (63)        (36)

Net investment income (loss)              $(284)      $(63)       $(36)

Net realized and unrealized gain (loss)
   on investments
   Net realized gain (loss)
on sale of investments                    $(49)       $(97)       $(110)
   Capital gains distributions
   from mutual funds                        --          --           --
   Net unrealized appreciation
   (depreciation) of investments
   during the period                    (3,599)       (894)      (1,473)
Net realized and unrealized
gain (loss) on investments             $(3,648)      $(991)     $(1,583)
Net increase (decrease) in net assets
    resulting from operations          $(3,932)      $(1,054)   $(1,619)


   See accompanying notes to financial statements.




AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
Year ended December 31, 2000

                                                                     Fidelity
                                      Fidelity  Fidelity  Fidelity   Equity
                                      Mid-Cap   Growth    Overseas   -Income
Investment income
   Dividend from mutual funds         $134      $--         $--      $--
Expenses
   Charges to policy owners for assuming
    mortality and expense risks       (118)     (232)        (87)     (4)

Net investment income (loss)          $16       $(232)      $(87)    $(4)

Net realized and unrealized gain (loss)
   on investments
   Net realized gain (loss)
   on sale of investments            $857       $37        $(365)     $5
   Capital gains distributions
   from mutual funds                   --        --          --       --
   Net unrealized appreciation
   (depreciation) of investments
    during the period               1,498      (4,795)    (2,686)     28
Net realized and unrealized gain
(loss) on investments              $2,355     $(4,758)    $(3,051)   $33
Net increase (decrease) in net assets
    resulting from operations      $2,371     $(4,990)    $(3,138)   $29


   See accompanying notes to financial statements.




AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
Year ended December 31, 2000

                                                       AN Money  AN Equity
                                            AN Growth  Market    Income
                                            Portfolio  Portfolio Portfolio
Increase in net assets
resulting from operations:
   Net investment income (loss)             $19        $-         $43
   Net realized gain (loss) on investments  (43)        -           2
   Capital gains distributions
   from mutual funds                         27         -          97
   Net unrealized appreciation
   (depreciation) of investments
   during the period                       (177)        -         (40)
  Net increase (decrease) in net assets
   resulting from operations              $(174)       $-        $102
From policy related transactions:
   Purchase payments and
   other transfers, net                   $2,652       $7,843  $2,657
   Surrenders of accumulation
   units by terminations, withdrawals,
   and maintenance fees                     (806)      (7,843)   (447)
   Net increase (decrease) in net assets
     resulting from policy
     related transactions                 $1,846       $-      $2,210

Total increase (decrease) in net assets   $1,672       $-      $2,312

Net assets, beginning of period                -        -           -
Net assets, end of period                 $1,672       $-      $2,312


Change in units outstanding:
   Accumulation units beginning of year        -        -           -
   Purchase payments                      1,235        20,940   2,233
   Policy withdrawals and charges          (396)      (20,940) (1,098)
   Accumulation units end of year           839          -      1,135


   Accumulation unit value               $1.992       $-       $2.037

   See accompanying notes to financial statements.





AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
Year ended December 31, 2000


                                           TRP Equity   TRP Mid-Cap
                                           Income       Growth
                                           Portfolio    Portfolio
Increase in net assets
resulting from operations:
   Net investment income (loss)            $(1)          $(7)
   Net realized gain (loss) on investments   2            19
   Capital gains distributions
   from mutual funds                         -              -
   Net unrealized appreciation
   (depreciation) of investments
   during the period                        13          (164)
  Net increase (decrease) in
   net assets resulting from operations    $14         $(152)

From policy related transactions:
   Purchase payments and other
   transfers, net                         $506        $2,565
   Surrenders of accumulation
   units by terminations, withdrawals,
   and maintenance fees                   (47)          (143)
   Net increase (decrease) in net assets
    resulting from policy
    related transactions                 $459         $2,422

Total increase (decrease) in net assets  $473         $2,270

Net assets, beginning of period             -              -
Net assets, end of period                $473         $2,270


Change in units outstanding:
   Accumulation units beginning of year     -              -
   Purchase payments                       26            137
   Policy withdrawals and charges         (2)            (12)
   Accumulation units end of year          24            125


   Accumulation unit value            $19.902        $18.254

   See accompanying notes to financial statements.





AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
Year ended December 31, 2000


                                          Fidelity    Fidelity   Fidelity
                                          Investment  Asset      Growth
                                          Grade Bond  Manager    & Income
Increase in net assets resulting
from operations:
   Net investment income (loss)             $(76)      $(14)       $(71)
   Net realized gain (loss)
   on investments                             28        (71)        (61)
   Capital gains
   from mutual funds                           -          -           -
   Net unrealized appreciation
   (depreciation) of investments
   during the period                         255       (268)       (745)
  Net increase (decrease) in net
   assets resulting from operations         $207      $(353)      $(877)

From policy related transactions:
   Purchase payments and other
   transfers, net                         $6,165     $5,513     $10,476
   Surrenders of accumulation
   units by terminations, withdrawals,
   and maintenance fees                     (926)    (1,383)     (1,694)
   Net increase (decrease) in
   net assets resulting from policy
   related transactions                   $5,239     $4,130      $8,782

Total increase (decrease) in net assets   $5,446     $3,777      $7,905

Net assets, beginning of period              -          -           -
Net assets, end of period                 $5,446     $3,777      $7,905


Change in units outstanding:
   Accumulation units beginning of year      -     -
-
   Purchase payments                       2,448        289       2,744
   Policy withdrawals and charges         (2,041)       (76)     (2,265)
   Accumulation units end of year            407        213         479


   Accumulation unit value               $13.395     $17.765    $16.515

   See accompanying notes to financial statements.





AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
Year ended December 31, 2000

                                                                Fidelity Growth
                                          Fidelity   Fidelity   Opportunities
                                          Index 500  Contrafund Fund
Increase in net assets
resulting from operations:
   Net investment income (loss)           $(284)     $(63)      $(36)
   Net realized gain (loss)
   on investments                           (49)      (97)      (110)
   Capital gains distributions
   from mutual funds                         -         -       -
   Net unrealized appreciation
   (depreciation) of investments
   during the period                     (3,599)     (894)    (1,473)
  Net increase (decrease) in net assets
   resulting from operations            $(3,932)  $(1,054)   $(1,619)

From policy related transactions:
   Purchase payments and other
   transfers, net                       $49,747   $31,229    $14,924
   Surrenders of accumulation
   units by terminations, withdrawals,
   and maintenance fees                  (8,885)   (2,450)    (3,724)
   Net increase (decrease) in net
   assets resulting from policy
   related transactions                 $40,862   $28,779    $11,200

Total increase (decrease)
in net assets                           $36,930   $27,725     $9,581

Net assets, beginning of period              -        -           -
Net assets, end of period               $36,930   $27,725     $9,581


Change in units outstanding:
   Accumulation units beginning of year     -         -           -
   Purchase payments                        964     1,269        677
   Policy withdrawals and charges          (719)     (240)      (176)
   Accumulation units end of year           245     1,029        501


   Accumulation unit value             $150.381   $26.959    $19.015

   See accompanying notes to financial statements.





AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
Year ended December 31, 2000

                                                                     Fidelity
                                      Fidelity  Fidelity  Fidelity   Equity
                                      Mid-Cap   Growth    Overseas   -Income
Increase in net assets
resulting from operations:
   Net investment income (loss)       $16       $(232)     $(87)      $(4)
   Net realized gain (loss)
   on investments                     857          37      (365)        5
   Capital gains distributions
   from mutual funds                   -           -         -          -
   Net unrealized appreciation
   (depreciation) of investments
   during the period                1,498     (4,795)    (2,686)       28
  Net increase (decrease)
  in net assets resulting
  from operations                  $2,371    $(4,990)   $(3,138)      $29

From policy related transactions:
   Purchase payments and other
   transfers, net                 $32,693    $54,154    $25,444    $1,022
   Surrenders of accumulation
   units by terminations, withdrawals,
   and maintenance fees            (1,240)    (9,065)     2,731)      (93)
   Net increase (decrease) in net assets
     resulting from policy
     related transactions         $31,453    $45,089    $22,713      $929

Total increase (decrease)
in net assets                     $33,824    $40,099    $19,575      $958

Net assets, beginning of period       -           -         -          -
Net assets, end of period         $33,824    $40,099    $19,575      $958


Change in units outstanding:
   Accumulation units beginning of year      -     -
-   -
   Purchase payments                1,792      2,095      2,024        42
   Policy withdrawals and charges    (112)    (1,267)    (1,131)       (7)
   Accumulation units end of year   1,680        828        893        35


   Accumulation unit value        $20.116    $48.430    $21.984   $27.608

   See accompanying notes to financial statements.










American National Variable Life Separate Account
NOTES TO FINANCIAL STATEMENTS
December 31, 2000
(1)     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
General ... American National Variable Life Separate Account (Separate Account) was established on July 30,1987 under Texas law as a separate investment account of American National Insurance Company (the Sponsor). The Separate Account began operations on February 20, 1991. The assets of the Separate Account are segregated from the Sponsor's other assets and are used only to support variable life products issued by the Sponsor. The Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.
These financial statements report the results of the subaccounts for the Survivorship Advantage Variable Universal Life product. There are currently 15 subaccounts within the Separate Account. Each of the subaccounts is invested only in a corresponding portfolio of the American National Fund (AN), Fidelity Funds or T. Rowe Price (TRP) Funds. The American National Funds were organized and are managed for a fee by Securities Management & Research, Inc. (SM&R) which is a wholly-owned subsidiary of the Sponsor.
Basis of Presentation ... The financial statements of the Separate Account have been prepared on an accrual basis in accordance with accounting principles generally accepted in the United States of America.
Investments ... Investments in shares of the separate investment portfolios are stated at market value which is the net asset value per share as determined by the respective portfolios. Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the basis of identified cost. Capital gain distributions and dividends from mutual funds are recorded and reinvested upon receipt.
Federal Taxes ... The operations of the Separate Account form a part of, and are taxed with, the operations of the Sponsor. Under the Internal Revenue Code, all ordinary income and capital gains allocated to the contract owners are not taxed to the Sponsor. As a result, the net asset values of the subaccounts are not affected by federal income taxes on distributions received by the subaccounts. Accordingly, no provision for income taxes is required in the accompanying financial statements.
Use of Estimates ... The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates. Reporting Periods ... The financial statements reflect the activity of the product for the period May 1, 2000 (date operations commenced) through December 31, 2000.

(2)     SECURITY PURCHASES AND SALES
For the year ended December 31, 2000, the aggregate cost of
purchases (including reinvestment of dividend distributions
and transfers between funds) and proceeds from sales of
investments in the mutual fund portfolios were as follows:
                                    Purchases     Sales
AN Growth                           $ 2,702         $ 810
AN Money Market                       3,533         3,533
AN Equity Income                      2,547           197
TRP Equity Income                     1,007           549
TRP Mid-Cap Growth                    3,151           736
Fidelity Investment Grade Bond        6,239         1,076
Fidelity Asset Manager                5,510         1,394
Fidelity Growth and Income            9,773         1,062
Fidelity Index 500                   44,138         3,560
Fidelity Contrafund                  32,361         3,645
Fidelity Growth Opportunities        13,126         1,963
Fidelity Mid-Cap                     45,042        13,573
Fidelity Growth                      48,944         4,086
Fidelity Overseas                    24,555         1,929
Fidelity Equity-Income                2,103         1,178
TOTALS                            $ 244,731       $39,291

(3)     POLICY CHARGES AND DEDUCTIONS
Mortality and Expense Risk Charges ... The mortality risk and expense risk charges, at an effective annual rate of up to 0.90%, are applied daily against the net assets representing equity of contract owners held in each subaccount.
Monthly Expense Charge and Monthly Expense Fee ... A monthly expense fee will be a maximum of $5.00. The monthly expense charge, which will vary by Age at Issue, risk class, and Policy Year, will be a maximum of $0.125 per $1,000 of Specified Amount.
Surrender Charge ... A surrender charge is imposed upon the surrender of variable life insurance contracts to compensate the Sponsor for sales and other marketing expenses. The amount of any surrender charge will depend on the number of years that have elapsed since the contract was issued. No surrender charge will be imposed on death benefits. An additional $25 fee is imposed for partial surrenders.
Transfer Charge ... A $10 transfer charge is imposed after the first twelve transfers in any one policy year for transfers made among the subaccounts.
Premium Charges ... Premiums paid will be reduced by a maximum of 3% sales charge to compensate the Sponsor for expenses associated with distributing the policy

Independent Auditors' Report
To the Stockholders and Board of Directors
American National Insurance Company:
We have audited the accompanying consolidated statement of financial position of American National Insurance Company and subsidiaries as of December 31, 2000, and the related consolidated statements of income and comprehensive income, changes in stockholders' equity and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of American National Insurance Company and subsidiaries as of December 31, 2000, and the results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.
KPMG LLP
February 5, 2001, except for note 17,
which is February 27, 2001
Houston, Texas

Report of Independent Public Accountants
To the Stockholders and Board of Directors,
American National Insurance Company
We have audited the accompanying consolidated statements of financial position of American National Insurance Company and subsidiaries (the Company) as of December 31, 1999, and the related consolidated statements of income, changes in stockholders' equity, comprehensive income and cash flows for the years ended December 31, 1999 and 1998. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of American National Insurance Company and subsidiaries as of December 31, 1999, and the results of their operations and their cash flows for the years ended December 31, 1999 and 1998 in conformity with accounting principles generally accepted in the United States.
ARTHUR ANDERSEN LLP
Houston, Texas
February 11, 2000


CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except for per share data)
                                        2000            1999            1998

Premiums and other revenue
     Premiums
Life                                 $301,440        $300,326      $295,207
Annuity                                55,504          41,704        45,079
Accident and health                   404,973         396,072       393,602
Property and casualty                 426,786         392,576       354,820
Other policy revenues                 103,323         100,258       105,041
Net investment income                 479,089         473,949       475,242
Gain from sale of investments, net     22,571         149,061        49,768
Other income                           40,795          35,668        25,906
        Total revenues              1,834,481       1,889,614     1,744,665

Benefits and expenses
     Death and other benefits:
Life                                  218,652         218,109       217,122
Annuity                                53,180          45,464        41,888
Accident and health                   316,965         290,846       289,553
Property and casualty                 374,671         311,723       280,036
Increase (decrease) in liability
for future policy benefits:
Life                                   15,539          15,546        13,304
Annuity                                18,991           9,748        21,831
Accident and health                     2,127           4,787          (262)
Interest credited to
policy account balances               107,358         117,411       126,914
Commissions for acquiring and
servicing policies                    256,146         264,808       247,015
Other operating costs and expenses    222,458         210,877       199,294
Decrease (increase) in deferred
policy acquisition costs,
net of amortization                     7,807          (2,188)        9,795
Taxes, licenses and fees               36,694          33,744        32,334

  Total benefits and expenses       1,630,588       1,520,875     1,478,824


Income from operations before equity
  in earnings of unconsolidated affiliates
  and federal income taxes            203,893         368,739       265,841
Equity in earnings of unconsolidated
affiliates                              3,049          19,942         8,048
Income from operations before
federal income taxes                  206,942         388,681       273,889


Provision (benefit) for federal income taxes
     Current                           83,255         132,128        77,707
     Deferred                         (16,487)        (10,060)       (1,216)
Net income                           $140,174        $266,613      $197,398

Net income per common share
 - basic and diluted                    $5.29          $10.07         $7.45


See accompanying notes to consolidated financial statements.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
(In thousands)
     December 31,

                                                         2000          1999

Assets
     Investments, other than investments in unconsolidated
affiliates
     Debt securities:
Bonds held-to-maturity, at amortized cost          $ 3,534,465  $ 3,636,786
Bonds available-for-sale, at market                    749,268      838,161
Marketable equity securities, at market:
Preferred stocks                                        24,113       39,752
Common stocks                                          844,852      963,337
Mortgage loans on real estate                        1,024,312    1,033,330
Policy loans                                           294,313      293,287
Investment real estate, net of accumulated
 depreciation of $103,807 and $110,658                 243,263      251,529
Short-term investments                                 140,518       95,352
Other invested assets                                  134,857      102,001

Total investments                                    6,989,961    7,253,535
Cash                                                   156,785       14,376
Investments in unconsolidated affiliates               158,229      119,372
Accrued investment income                              107,573      110,161
Reinsurance ceded receivables                          228,062      104,216
Prepaid reinsurance premiums                           191,899      194,969
Premiums due and other receivables                     152,218       96,703
Deferred policy acquisition costs                      747,884      758,796
Property and equipment, net                             51,194       50,132
Other assets                                           183,992      103,443
Separate account assets                                302,590      284,823

     Total assets                                 $ 9,270,387   $ 9,090,526


Liabilities
     Policyholder funds
     Future policy benefits:
Life                                               $1,890,103    $1,872,066
Annuity                                               203,948       186,650
Accident and health                                    67,026        64,901
Policy account balances                             2,206,888     2,283,428
Policy and contract claims                            573,742       403,984
Other policyholder funds                              647,911       557,103

Total policyholder liabilities                      5,589,618     5,368,132
Current federal income taxes                          (21,818)        9,218
Deferred federal income taxes                         148,691       221,341
Other liabilities                                     227,649       143,866
Separate account liabilities                          302,590       284,823

     Total Liabilities                              6,246,730     6,027,380

Stockholders' equity
Capital stock                                          30,832        30,832
Additional paid-in capital                              2,850           211
Accumulated other comprehensive income                150,402       254,820
Retained earnings                                   2,944,453     2,880,010
Treasury stock, at cost                              (100,862)     (102,727)
Restricted stock                                       (4,018)            -

Total stockholders' equity                          3,023,657     3,063,146

Total liabilities and stockholders' equity        $ 9,270,387   $ 9,090,526


See accompanying notes to consolidated financial statements.

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
(In thousands, except for per share data)
                                                  2000        1999       1998

Common
stock            Balance at beginning
                 and end of year                 $30,832   $30,832     $30,832
Additional       Balance at beginning of year        211       211         211
paid-in capital  Issuance of treasury
                 shares as restricted stock        2,639         -           -
                 Balance at end of year            2,850        211        211
Accumulated      Balance at beginning of year    254,820    299,176    215,883
other            Change in unrealized gains on
comprehensive      marketable securities, net   (104,313)   (44,328)    83,293
income           Foreign exchange adjustments       (105)       (28)         -
                 Balance at end of year          150,402    254,820    299,176


Retained         Balance at beginning of year  2,880,010  2,687,120  2,561,218
earnings         Net income                      140,174    266,613    197,398
                 Cash dividends to stockholders
                 ($2.86, $2.78, $2.70 per share) (75,731)   (73,723)   (71,496)
                 Balance at end of year        2,944,453  2,880,010  2,687,120
Treasury         Balance at beginning of year   (102,727)  (102,727)  (102,727)
stock            Issuance of treasury shares
                 as restricted stock               1,865          -          -
                 Balance at end of year         (100,862)  (102,727)  (102,727)
Restricted       Balance at beginning of year          -          -          -
stock            Issuance of treasury shares
                 as restricted stock              (4,504)         -          -
                 Amortization of restrictions        486          -          -
                 Balance at end of year           (4,018)         -          -

Stockholders'
equity            Balance at end of year      $3,023,657  $3,063,146 $2,914,612


CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(In thousands)
                                               2000      1999        1998

Net income                                  $140,174   $266,613    $197,398

Other comprehensive income
  Change in unrealized gains on
marketable securities, net                 (104,313)    (44,328)     83,293
  Foreign exchange adjustments                 (105)        (28)          -
    Total                                  (104,418)    (44,356)     83,293
Comprehensive income                        $35,756    $222,257    $280,691


See accompanying notes to consolidated financial statements.

CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
                                             2000        1999        1998

Operating activities
     Net income                           $140,174     $266,613    $197,398
     Adjustments to reconcile net income to net cash
       provided by operating activities:
Increase in liabilities for
policyholders' funds                       298,026      125,112     120,343
Charges to policy account balances        (100,422)    (101,739)   (105,111)
Interest credited to policy
  account balances                         107,358      117,411     126,914
Deferral of policy acquisition costs      (229,171)    (141,450)   (140,707)
Amortization of deferred policy
acquisition costs                          236,789      135,385     149,116
Deferred federal income tax benefit        (16,487)     (10,060)     (1,216)
Depreciation                                21,564       19,598      17,351
Accrual and amortization of discounts
and premiums                               (17,319)     (15,183)    (13,993)
Gain from sale of investments, net         (22,571)    (149,061)    (49,768)
Equity in earnings of unconsolidated
affiliates                                  (3,049)     (19,942)     (8,048)
Increase in premiums receivable            (55,515)      (5,185)     (7,243)
Decrease (increase) in accrued
investment income                            2,588       (5,756)     (2,044)
Capitalization of interest on policy
and mortgage loans                         (14,395)     (17,099)     (15,365)
Other changes, net                        (152,092)     (25,883)     (98,634)

Net cash provided by operating activities  195,478      172,761      168,993

Investing activities
Proceeds from sale or maturity of investments:
Bonds                                      243,016      257,398     316,067
Stocks                                     198,901      374,615     247,951
Real estate                                 18,766       32,921      33,186
Other invested assets                       18,146       96,670         171
Principal payments received on:
Mortgage loans                              89,585      176,394     154,333
Policy loans                                36,940       37,594      42,093
Purchases of investments:
Bonds                                      (99,701)    (508,205)   (373,401)
Stocks                                    (143,828)    (160,465)   (237,868)
Real estate                                 (2,039)     (29,124)     (7,462)
Mortgage loans                             (34,095)    (146,513)    (35,420)
Policy loans                               (24,217)     (22,461)    (24,034)
Other invested assets                      (99,023)    (137,683)    (79,081)
Decrease (increase) in short-term
 investments, net                          (45,166)      (4,984)     36,418
Decrease (increase) in investment
in unconsolidated affiliates, net          (38,857)         726     (19,210)
Increase in property and equipment, net    (12,291)     (17,219)    (14,188)

Net cash provided by (used in) investing
activities                                 106,137      (50,336)     39,555

Financing activities
Policyholders' deposits to policy
account balances                           324,881      309,885     289,654
Policyholders' withdrawals from
 policy account balances                  (408,356)    (366,439)   (409,975)
Dividends to stockholders                  (75,731)     (73,723)    (71,496)
Net cash used in financing activities     (159,206)    (130,277)   (191,817)

Net increase (decrease) in cash            142,409       (7,852)     16,731
Cash:
Beginning of the year                       14,376       22,228       5,497
End of the year                           $156,785      $14,376     $22,228

START HERE
See accompanying notes to consolidated financial statements.

(1)     NATURE OF OPERATIONS
American National Insurance Company and its consolidated subsidiaries (collectively "American National") operate primarily in the insurance industry. Operating on a multiple line basis, American National offers a broad line of insurance coverages, including individual and group life, health, and annuities; personal lines property and casualty; and credit insurance. In addition, through non-insurance subsidiaries, American National offers mutual funds and invests in real estate. The majority (99%) of revenues is generated by the insurance business. Business is conducted in all states, as well as Puerto Rico, Guam and American Samoa. American
National is also authorized to sell its products to American military personnel in Western Europe and, through subsidiaries, business is conducted in Mexico. Various distribution systems are utilized, including home service, multiple line ordinary, group brokerage, credit, independent third party marketing organizations and direct sales to the public.
(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES Principles of consolidation and basis of presentation-The consolidated financial statements include the accounts of American National Insurance Company and its wholly owned subsidiaries. All significant intercompany transactions have been eliminated in consolidation. Investments in unconsolidated affiliates are shown at cost plus equity in undistributed earnings since the dates of acquisition.
The consolidated financial statements have been prepared on the basis of Generally Accepted Accounting Principles (GAAP) which, for the insurance companies, differs from the basis of accounting followed in reporting to insurance regulatory authorities. (See Note 14.)
Certain reclassifications have been made to the 1998 and 1999 financial information to conform to the 2000 presentation.
Use of estimates-The preparation of consolidated financial statements in conformity with Generally Accepted Accounting Principles requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes.
Actual results could differ from reported results using those estimates.
Accounting changes
Accounting for derivative instruments-FAS No. 133, "Accounting for Derivative Instruments and Hedging
Activities," as amended by FAS No. 137 and FAS No. 138, is effective for all quarters beginning after June 15, 2000. This statement establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. The statement requires that entities recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value.
American National adopted FAS No. 133, as amended, on January
1, 2001. The adoption of FAS No. 133 did not have a significant effect on American National's financial position or results from operations.
Investments
Debt securities-Bonds that are intended to be held-to-maturity are carried at amortized cost. The carrying value of these debt securities is expected to be realized, due to American National's ability and intent to hold these securities until maturity.
Bonds held as available-for-sale are carried at market.
Preferred stocks-All preferred stocks are classified as available-for-sale and are carried at market.
Common stocks- All common stocks are classified as available-for-sale and are carried at market.
Unrealized gains-For all investments carried at market, the unrealized gains or losses (differences between amortized cost and market value), net of applicable federal income taxes, are reflected in stockholders' equity as a component of accumulated other comprehensive income.
Mortgage loans-Mortgage loans on real estate are carried at amortized cost, less allowance for valuation impairments.
The mortgage loan portfolio is closely monitored through the review of loan and property information, such as debt service coverage, annual operating statements and property inspection reports. This information is evaluated in light of current economic conditions and other factors, such as geographic location and property type. As a result of this review, impaired loans are identified and valuation allowances are established. Impaired loans are loans where, based on current information and events, it is probable that American National will be unable to collect all amounts due according to the contractual terms of the loan agreement.
Policy loans-Policy loans are carried at cost.
Investment real estate-Investment real estate is carried at cost, less allowance for depreciation and valuation impairments. Depreciation is provided over the estimated useful lives of the properties (15 to 50 years) using straight-line and accelerated methods.
American National's real estate portfolio is closely monitored through the review of operating information and periodic inspections. This information is evaluated in light of current economic conditions and other factors, such as geographic location and property type. As a result of this review, if there is any indication of an adverse change in the economic condition of a property, a complete cash flow analysis is performed to determine whether or not an impairment allowance is necessary. If a possible impairment is indicated, the fair market value of the property is estimated using a variety of techniques, including cash flow analysis, appraisals and comparison to the values of similar properties. If the book value is greater than the estimated fair market value, an impairment allowance is established.
Short-term investments-Short-term investments (primarily commercial paper) are carried at amortized cost.
Other invested assets-Other invested assets are carried at cost, less allowance for valuation impairments. Valuation allowances for other invested assets are considered on an individual basis in accordance with the same procedures used for investment real estate.
Investment valuation allowances and impairments-Investment valuation allowances are established for other than temporary impairments of mortgage loans, real estate and other assets in accordance with the policies established for each class of asset. The increase in the valuation allowances is reflected in current period income as a realized loss in the gain from sale of investments, net.
Management believes that the valuation allowances are adequate. However, it is possible that a significant change in economic conditions in the near term could result in losses exceeding the amounts established.

Cash and cash equivalents
American National considers cash on-hand and in-banks plus amounts invested in money market funds as cash for purposes of the consolidated statements of cash flows.
Investments in unconsolidated affiliates
These assets are primarily investments in real estate and equity fund joint ventures, and are accounted for under the equity method of accounting.
Property and equipment
These assets consist of buildings occupied by the companies, electronic data processing equipment and furniture and equipment. These assets are carried at cost, less accumulated depreciation. Depreciation is provided using straight-line and accelerated methods over the estimated useful lives of the assets (3 to 50 years).
Foreign currencies
Assets and liabilities recorded in foreign currencies are translated at the exchange rate on the balance sheet date. Revenue and expenses are translated at average rates of exchange prevailing during the year. Translation adjustments resulting from this process are charged or credited to other accumulated comprehensive income.
Insurance specific assets and liabilities
Deferred policy acquisition costs-Certain costs of acquiring new insurance business have been deferred. For life, annuity and accident and health business, such costs consist of inspection report and medical examination fees, commissions, related fringe benefit costs and the cost of insurance in force gained through acquisitions. The amount of commissions deferred includes first-year commissions and certain subsequent year commissions that are in excess of ultimate level commission rates.
The deferred policy acquisition costs on traditional life and health products are amortized with interest over the anticipated premium-paying period of the related policies, in proportion to the ratio of annual premium revenue to be received over the life of the policies. Expected premium revenue is estimated by using the same mortality and withdrawal assumptions used in computing liabilities for future policy benefits. The amount of deferred policy acquisition costs is reduced by a provision for possible inflation of maintenance and settlement expenses in the determination of such amounts by means of grading interest rates.
Costs deferred on universal life, limited pay and investment type contracts are amortized as a level percentage of the present value of anticipated gross profits from investment yields, mortality and surrender charges. The effect on the deferred policy acquisition costs that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated other comprehensive income in consolidated stockholders' equity as of the balance sheet date. It is possible that a change in interest rates could have a significant impact on the deferred policy acquisition costs calculated for these contracts.
Deferred policy acquisition costs associated with property and casualty insurance business consist principally of commissions, underwriting and issue costs. These costs are amortized over the coverage period of the related policies, in relation to premium revenue recognized.
Future policy benefits-For traditional products, liabilities for future policy benefits have been provided on a net level premium method based on estimated investment yields, withdrawals, mortality and other assumptions that were appropriate at the time that the policies were issued. Estimates used are based on the companies' experience, as adjusted to provide for possible adverse deviation. These estimates are periodically reviewed and compared with actual experience. When it is determined that future expected experience differs significantly from existing assumptions, the estimates are revised for current and future issues. Future policy benefits for universal life and investment-type contracts reflect the current account value before applicable surrender charges.
Recognition of premium revenue and policy benefits
Traditional ordinary life and health-Life and accident and health premiums are recognized as revenue when due. Benefits and expenses are associated with earned premiums to result in recognition of profits over the life of the policy contracts. This association is accomplished by means of the provision for liabilities for future policy benefits and the amortization of deferred policy acquisition costs.
Annuities-Revenues from annuity contracts represent amounts assessed against contract holders. Such assessments are principally surrender charges and, in the case of variable annuities, administrative fees. Policy account balances for annuities represent the deposits received plus accumulated interest less applicable accumulated administrative fees. Universal life and single premium whole life-Revenues from universal life policies and single premium whole-life policies represent amounts assessed against policyholders. Included in such assessments are mortality charges, surrender charges actually paid and earned policy service fees. Policyholder account balances consist of the premiums received plus credited interest, less accumulated policyholder assessments. Amounts included in expense represent benefits in excess of account balances returned to policyholders.
Property and casualty-Property and casualty premiums are recognized as revenue proportionately over the contract period. Policy benefits consist of actual claims and the change in reserves for losses and loss adjustment expenses. The reserves for losses and loss adjustment expenses are estimates of future payments of reported and unreported claims and the related expenses with respect to insured events that have occurred. These reserves are calculated using case basis estimates for reported losses and experience for claims incurred but not reported. These loss reserves are reported net of an allowance for salvage and subrogation. Management believes that American National's reserves have been appropriately calculated, based on available information as of December 31, 2000. However, it is possible that the ultimate liabilities may vary significantly from these estimated amounts.
Participating insurance policies-The allocation of dividends to participating policyowners is based upon a comparison of experienced rates of mortality, interest and expenses, as determined periodically for representative plans of insurance, issue ages and policy durations, with the corresponding rates assumed in the calculation of premiums. Participating business comprised approximately 2.5% of the life insurance in force at December 31, 2000 and 5.4% of life premiums in 2000.
Federal income taxes
American National and all but one of its subsidiaries will file a consolidated life/non-life federal income tax return for 2000. Alternative Benefit Management, Inc. files a separate return.
Deferred federal income tax assets and liabilities have been recognized to reflect the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

Separate account assets and liabilities
The separate account assets and liabilities represent funds
maintained to meet the investment objectives of contract
holders who bear the investment risk. The investment income
and investment gains and losses from these separate funds
accrue directly to the contract holders of the policies
supported by the separate accounts. The assets of each
separate account are legally segregated and are not subject to claims that arise out of any other business of American
National. The assets of these accounts are carried at market value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from
revenues, and related liability increases are excluded from
benefits and expenses in this report.
(3)     INVESTMENTS
The amortized cost and estimated market values of investments in held-to-maturity and available-for-sale securities are
shown below (in thousands):
                                             Gross        Gross     Estimated
                             Amortized     Unrealized   Unrealized   Market
December 31, 2000:              Cost          Gains       Losses      Value

Debt securities
 Bonds held-to-maturity:
  U.S. Government and agencies  $58,765     $   689     $   (201)    $59,253
  States and political subdivisions
                                 49,906         591         (145)     50,352
  Foreign governments           108,541       3,854            -     112,395
  Public utilities              998,042      12,715      (19,676)    991,081
  All other corporate bonds   2,226,709      40,791      (27,481)  2,240,019
  Mortgage-backed securities     92,502       4,512           (3)     97,011

 Total bonds held-to-maturity 3,534,465      63,152      (47,506)  3,550,111

Bonds available-for-sale:
  U. S. Government and agencies  19,646         336            -      19,982
  States and political subdivisions 38,563      225          (74)     38,714
  Foreign governments            27,571       2,007            -      29,578
  Public utilities              221,886       3,809       (9,098)    216,597
  All other corporate bonds     500,045       7,501      (63,149)    444,397

 Total bonds available-for-sale 807,711      13,878      (72,321)    749,268

 Total debt securities        4,342,176      77,030     (119,827)  4,299,379

Marketable equity securities:
  Preferred stock                23,970         881         (738)     24,113
  Common stock                  549,721     372,866      (77,735)    844,852

 Total marketable
  equity securities             573,691     373,747      (78,473)    868,965

Total investments
  in securities              $4,915,867    $450,777    $(198,300) $5,168,344


                                             Gross        Gross     Estimated
                             Amortized     Unrealized   Unrealized   Market
December 31, 1999:              Cost          Gains       Losses      Value

Debt securities
 Bonds held-to-maturity:
  U.S. Government and agencies $141,247    $    286     $(1,891)    $139,642
  States and political subdivisions 44,624       52      (3,858)      40,818
  Foreign governments           107,250       1,279        (636)     107,893
  Public utilities            1,126,456       4,833     (29,482)   1,101,807
  All other corporate bonds   2,118,267      11,476     (70,222)   2,059,521
  Mortgage-backed securities     98,942       3,570         (70)     102,442

 Total bonds held-to-maturity 3,636,786      21,496    (106,159)   3,552,123

Bonds available-for-sale:
 U.S. Government and agencies    54,506           -        (651)      53,855
 States and political
  subdivisions                   38,538           -      (3,836)      34,702
 Foreign governments             27,469       1,023         (15)      28,477
 Public utilities               184,126       1,728      (2,298)     183,556
 All other corporate bonds      552,529       5,477     (20,435)     537,571

 Total bonds available-for-sale 857,168       8,228     (27,235)     838,161

  Total debt securities       4,493,954      29,724    (133,394)   4,390,284

Marketable equity securities:
  Preferred stock                39,145       1,287        (680)      39,752
  Common stock                  551,064     413,522      (1,249)     963,337

Total marketable
  equity securities             590,209     414,809     (1,929)    1,003,089

Total investments
  in securities              $5,084,163    $444,533  $(135,323)   $5,393,373


Debt Securities-The amortized cost and estimated market
value, by contractual maturity of debt securities at December
31, 2000, are shown below (in thousands). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.
                         Bonds-Held-to-Maturity     Bonds-Available-for-Sale

                                      Estimated                    Estimated
                      Amortized         Market      Amortized         Market
                        Cost             Value        Cost            Value

Due in one year
  or less              $98,003         $97,589      $44,944         $45,014
Due after one year
  through five years
                     1,772,771       1,792,009      426,682         390,565
Due after five years
  through ten years
                     1,515,379       1,506,273      290,045         267,131
Due after ten years     55,811          57,230       46,040          46,558

                     3,441,964       3,453,101      807,711         749,268
Without single
  maturity date         92,501          97,010            -               -

                    $3,534,465      $3,550,111     $807,711        $749,268


Proceeds from sales of investments in securities classified as available-for-sale (bonds and stocks) totaled $234,477,000 for
2000. Gross gains of $68,605,000 and gross losses of
$48,761,000 were realized on those sales. Included in the
proceeds from sales of available-for-sale securities are
$8,893,000 of proceeds from the sale of bonds that had been
reclassified from bonds held-to-maturity. The bonds had been reclassified due to evidence of a significant deterioration in the issuer's creditworthiness. The net loss from the sale of these bonds was $7,941,000.
Proceeds from sales of investments in securities classified as available-for-sale (bonds and stocks) totaled $466,899,000 for
1999. Gross gains of $148,762,000 and gross losses of
$6,043,000 were realized on those sales. Included in the
proceeds from sales of available-for-sale securities are
$33,813,000 of proceeds from the sale of bonds that had been reclassified from bonds held-to-maturity. The bonds had been reclassified due to evidence of a significant deterioration in the issuer's creditworthiness. The net loss from the sale of these bonds was $5,314,000.
Proceeds from sales of investments in securities classified as available-for-sale (bonds and stocks) totaled $317,556,000 for
1998. Gross gains of $71,935,000 and gross losses of
$36,975,000 were realized on those sales. Included in the
proceeds from sales of available-for-sale securities are
$40,454,000 of proceeds from the sale of bonds that had been reclassified from bonds held-to-maturity. The bonds had been reclassified due to evidence of a significant deterioration in the issuer's creditworthiness. The net gain from the sale of these bonds was $1,073,000.
Bonds were called or otherwise redeemed by the issuers during
2000, which resulted in proceeds of $125,271,000 from the
disposal. Gross gains of $379,000 were realized on those
disposals. Bonds were called by the issuers during 1999, which resulted in proceeds of $163,596,000 from the disposal. Gross gains of $688,000 were realized on those disposals. Bonds were called by the issuers during 1998, which resulted in proceeds from the disposal of $89,205,000. Gross gains of $747,000 were realized on those disposals.
All gains and losses were determined using specific
identification of the securities sold.
Unrealized gains on securities-Unrealized gains on marketable equity securities and bonds available-for-sale, presented in the stockholder's equity section of the consolidated
statements of financial position, are net of deferred tax
liabilities of $81,060,000, $137,222,000 and $160,912,000 for
2000, 1999, and 1998, respectively.
The change in the net unrealized gains on investments for the years ended December 31 are summarized as follows (in
thousands):
                                                 2000       1999       1998
Bonds available-for-sale                     $(39,436)   $(66,800)   $10,482
Preferred stocks                                 (464)     (1,793)       969
Common stocks                                (117,142)    (20,456)   124,921
Index options                                    (139)          -          -
Amortization of deferred policy
   acquisition costs                           (3,294)     21,028     (8,229)

                                             (160,475)    (68,021)   128,143
Provision for federal income taxes             56,162      23,693    (44,850)

                                            $(104,313)   $(44,328)   $83,293


Mortgage loans-In general, mortgage loans are secured by
first liens on income-producing real estate. The loans are
expected to be repaid from the cash flows or proceeds from the sale of real estate. American National generally allows a
maximum loan-to-collateral-value ratio of 75% to 90% on newly funded mortgage loans. As of December 31, 2000, mortgage loans have both fixed rates from 6.00% to 12.25% and variable rates from 6.39% to 10.25%. The majority of the mortgage loan
contracts require periodic payments of both principal and
interest, and have amortization periods of 3 months to 32
years.
American National has investments in first lien mortgage loans on real estate with carrying values of $1,024,312,000 and
$1,033,330,000 at December 31, 2000 and 1999, respectively.
Impaired loans, on which valuation allowances were
established, totaled $42,465,000 and $41,446,000 at December
31, 2000 and 1999, respectively. The valuation allowances on those loans totaled $4,838,000 and $11,412,000 at December 31,
2000 and 1999, respectively.
Policy loans-All of the Company's policy loans carry interest rates ranging from 5% to 8% at December 31, 2000.
Investment income and realized gains (losses)-Investment
income and realized gains (losses) from disposals of
investments, before federal income taxes, for the years ended
December 31 are summarized as follows (in thousands):
                                                          Gains (Losses) from
                                Investment Income     Disposals of Investments

                      2000      1999      1998       2000       1999    1998
Bonds               $322,204  $318,898  $317,481  $(17,759)  $(5,327)  $2,614
Preferred stocks       1,879     2,599     2,584       (36)   (1,212)       1
Common stocks         14,802    16,284    16,774    38,018   149,946   33,092
Mortgage loans        94,287    98,111    97,871    (7,874)    1,206    1,248
Real estate           71,613    65,027    80,138     3,848     6,417    1,338
Other invested assets 37,832    36,819    29,123     2,015)    2,793     (564)
Investment in
 unconsolidated
  affiliates               -         -         -         -         -       29

                     542,617   537,738   543,971    14,182   153,823   37,758

Investment expenses  (63,528)  (63,789)  (68,729)        -         -        -
Decrease (increase) in
  valuation allowances     -         -         -     8,389    (4,762)  12,010

                    $479,089  $473,949  $475,242   $22,571  $149,061  $49,768


(4) OFF-BALANCE SHEET RISK AND CONCENTRATIONS OF CREDIT RISK ON INVESTMENTS American National employs a strategy to invest funds at the highest return possible commensurate with sound and prudent underwriting practices to ensure a well-diversified investment portfolio.
Bonds:
Management believes American National's bond portfolio is of investment grade and is diversified. The bond portfolio distributed by quality rating at December 31 is summarized as follows:

                                               2000                  1999
AAA                                              6%                    8%
AA                                              14%                   14%
A                                               57%                   57%
BBB                                             19%                   18%
Below BBB                                        4%                    3%

                                               100%                  100%



Common stock:
American National's stock portfolio by market sector distribution at December 31 is summarized as follows:

                                               2000                  1999

Basic materials                                  1%                    4%
Capital goods                                    9%                    7%
Consumer goods                                  18%                   20%
Energy                                           8%                    7%
Finance                                         18%                   10%
Technology                                      16%                   24%
Health care                                     13%                   10%
Miscellaneous                                   10%                   12%
Mutual funds                                     7%                    6%

                                               100%                  100%


Mortgage loans and investment real estate:
American National invests primarily in the commercial sector in areas that offer the potential for property value
appreciation. Generally, mortgage loans are secured by first liens on income-producing real estate.
Mortgage loans and investment real estate by property type
distribution at December 31 are summarized as follows:
                                              Mortgage            Investment
                                                Loans            Real Estate
                                             2000    1999       2000    1999
Office buildings                              17%     17%        15%     15%
Shopping centers                              49%     52%        41%     42%
Commercial                                     4%      4%         6%      5%
Apartments                                     1%      1%         3%      3%
Hotels/motels                                  8%      6%        13%     13%
Industrial                                    16%     16%        21%     21%
Other                                          5%      4%         1%      1%

                                             100%    100%       100%    100%


American National has a diversified portfolio of mortgage
loans and real estate properties. Mortgage loans and real
estate investments by geographic distribution at December 31 are as follows:
                                              Mortgage            Investment
                                                Loans            Real Estate
                                             2000    1999       2000    1999

New England                                    9%      9%          -       -
Middle Atlantic                               16%     16%          -       -
East North Central                             9%     10%         18%     18%
West North Central                             2%      3%         17%     17%
South Atlantic                                22%     19%          7%      7%
East South Central                             1%      1%         13%     13%
West South Central                            25%     25%         37%     36%
Mountain                                       6%      7%          2%      3%
Pacific                                       10%     10%          6%      6%

                                             100%    100%        100%    100%


For discussion of other off-balance sheet risks, see Note 5.
(5)     FAIR VALUE OF FINANCIAL INSTRUMENTS
Estimated fair values of financial instruments have been
determined using available market information and appropriate valuation methodologies. However, considerable judgment is
required in developing the estimates of fair value.
Accordingly, these estimates are not necessarily indicative of the amounts that could be realized in a current market
exchange, or the amounts that may ultimately be realized. The use of different market assumptions or estimating
methodologies could have a material effect on the estimated
fair values.
Debt securities:
The estimated fair values for bonds represent quoted market
values from published sources or bid prices obtained from
securities dealers.
Marketable equity securities:
Fair values for preferred and common stocks represent quoted market prices obtained from independent pricing services.
Mortgage loans:
The fair value for mortgage loans is estimated using
discounted cash flow analyses based on interest rates
currently being offered for comparable loans. Loans with
similar characteristics are aggregated for purposes of the
analyses.
Policy loans:
The carrying amount for policy loans approximates their fair value.
Short-term investments:
The carrying amount for short-term investments approximates
their fair value.
Investment contracts:
The fair value of investment contract liabilities is estimated using a discounted cash flow model, assuming the companies'
current interest rates on new products. The carrying value for these contracts approximates their fair value.
Investment commitments:
American National's investment commitments are all short-term in duration, and the fair value was not significant at
December 31, 2000 or 1999.
Values:
The carrying amounts and estimated fair values of financial
instruments at December 31 are as follows (in thousands):
                                          2000            1999
                                        Estimated                    Estimated
                             Carrying     Fair         Carrying        Fair
                               Amount     Value          Amount        Value

Financial assets:
 Bonds:
  Held-to-maturity        $ 3,534,465  $ 3,550,111  $ 3,636,786  $ 3,552,123
  Available-for-sale          749,268      749,268      838,161      838,161
  Preferred stock              24,113       24,113       39,752       39,752
  Common stock                844,852      844,852      963,337      963,337
  Mortgage loans on
    real estate             1,024,312    1,071,438    1,033,330    1,044,146
  Policy loans                294,313      294,313      293,287      293,287
  Short-term investments      140,518      140,518       95,352       95,352
Financial liabilities:
  Investment contracts      1,494,353    1,494,353    1,639,348    1,639,348

(6) DEFERRED POLICY ACQUISITION COSTS
Deferred policy acquisition costs and premiums for the years ended
December 31, 2000, 1999, and 1998 are summarized as
follows (in thousands):
                                Life      Accident     Property &
                            & Annuity     & Health      Casualty      Total

Balance at December 31, 1997 $633,339     $105,174       $9,828     $748,341
 Additions                     87,660       25,897       25,764      139,321
 Amortization                 (98,017)     (26,940)     (24,159)    (149,116)
 Effect of change in
  unrealized gains on
  available-for-sale
  securities                   (8,229)           -            -       (8,229)

   Net change                 (18,586)      (1,043)       1,605      (18,024)
   Acquisitions                   782          604            -        1,386

Balance at December 31, 1998  615,535      104,735       11,433      731,703
 Additions                     82,708       25,315       29,550      137,573
 Amortization                 (87,701)     (21,263)     (26,421)    (135,385)
  Effect of change in
  unrealized gains
  on available-for-sale
  securities                   21,028            -            -       21,028

  Net change                   16,035        4,052        3,129       23,216
  Acquisitions                  3,652          225            -        3,877

Balance at December 31, 1999  635,222      109,012       14,562      758,796
 Additions                    132,720       60,838       35,424      228,982
 Amortization                (141,591)     (63,518)     (31,680)    (236,789)
 Effect of change
  in unrealized gains
  on available-for-sale
  securities                   (3,294)           -            -       (3,294)

  Net change                  (12,165)      (2,680)       3,744      (11,101)
  Acquisitions                    123           66            -          189

Balance at December 31, 2000 $623,180     $106,398      $18,306     $747,884

2000 Premiums                $356,944     $404,973     $426,786   $1,188,703

1999 Premiums                $342,030     $396,072     $392,576   $1,130,678

1998 Premiums                $340,286     $393,602     $354,820   $1,088,708


Commissions comprise the majority of the additions to deferred policy acquisition costs for each year.
Acquisitions relate to the purchase of various insurance
portfolios under assumption reinsurance agreements.
(7) FUTURE POLICY BENEFITS AND POLICY ACCOUNT BALANCES
Life insurance:
Assumptions used in the calculation of future policy benefits or policy account balances for individual life policies are as follows:
                                                               Percentage of
                                                               Future Policy
Policy Issue                        Interest                        Benefits
Year                                  Rate                         So Valued

Ordinary-
1996-2000   7.5% for years 1 through 5, graded to 5.5% at the
            end of year 25, and level thereafter                          4%
1981-1995   8% for years 1 through 5, graded to 6% at the end
            of year 25, and level thereafter                             18%
1976-1981   7% for years 1 through 5, graded to 5% at the end
            of year 25, and level thereafter                             15%
1972-1975   6% for years 1 through 5, graded to 4% at the end
            of year 25, and level thereafter                              6%
1969-1971 6% for years 1 through 5, graded to 3.5% at the end
            of year 30, and level thereafter                              5%
1962-1968 4.5% for years 1 through 5, graded to 3.5% at the end
            of year 15, and level thereafter                              9%
1948-1961 4% for years 1 through 5, graded to 3.5% at the end
            of year 10, and level thereafter                              8%
1947 and
prior       Statutory rates of 3% or 3.5%                                 1%
Industrial-
1948-1967   4% for years 1 through 5, graded to 3.5% at the end
            of year 10, and level thereafter                              4%
1947 and
prior       Statutory rates of 3%                                         3%
Universal
Life        Future policy benefits for universal life
            are equal to the current account value                       27%

                                                                        100%


Future policy benefits for group life policies have been calculated using a level interest rate of 4%. Mortality and withdrawal assumptions are based on American National's experience.
Annuities:
Fixed annuities included in future policy benefits are calculated using a level interest rate of 6%. Mortality and withdrawal assumptions are based on American National's experience. Policy account balances for interest-sensitive annuities are equal to the current gross account balance. Health Insurance:
Interest assumptions used for future policy benefits on health policies are calculated using a level interest rate of 6%. Morbidity and termination assumptions are based on American National's experience.

(8) LIABILITY FOR UNPAID CLAIMS AND CLAIM ADJUSTMENT
EXPENSES
Activity in the liability for accident and health, and
property and casualty unpaid claims and claim adjustment
expenses is summarized as follows (in thousands):
                                             2000        1999         1998
Balance at January 1                     $282,138     $266,832     $247,564
  Less reinsurance recoverables             3,988           11        2,567

Net Balance at January 1                  278,150      266,821      244,997

Incurred related to:
  Current year                            703,225      654,222      598,379
  Prior years                               1,746      (16,322)      (6,324)

Total incurred                            704,971      637,900      592,055

Paid related to:
  Current year                            456,971      457,279      411,352
  Prior years                             182,662      169,292      158,879

Total paid                                639,633      626,571      570,231

Net Balance at December 31                343,488      278,150      266,821
  Plus reinsurance recoverables             8,842        3,988           11

Balance at December 31                   $352,330     $282,138     $266,832


The balances at December 31 are included in policy and contract claims on the consolidated statements of financial position.
(9) REINSURANCE
As is customary in the insurance industry, the companies reinsure portions of certain insurance policies they write, thereby providing a greater diversification of risk and managing exposure on larger risks. The maximum amount that would be retained by one company (American National) would be $700,000 individual life, $250,000 individual accidental death, $100,000 group life and $125,000 credit life (total $1,175,000). If individual, group and credit were in force in all companies at the same time, the maximum risk on any one life could be $1,875,000.
American National remains primarily liable with respect to any reinsurance ceded, and would bear the entire loss if the assuming companies were unable to meet their obligations under any reinsurance treaties.
To minimize its exposure to significant losses from reinsurer insolvencies, American National evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers. At December 31, 2000, amounts recoverable from reinsurers with a carrying value of $101,537,000 were associated with various auto dealer credit insurance program reinsurers domiciled in the Caribbean islands of Nevis or the Turks and Caicos Islands. American National holds collateral related to these credit reinsurers totaling $77,296,000. This collateral is in the form of custodial accounts controlled by the company, which can be drawn on for amounts that remain unpaid for more than 90 days. American National believes that the failure of any single reinsurer to meet its obligations would not have a significant effect on its financial position or results of operations.

Premiums, premium-related reinsurance amounts and reinsurance recoveries for the years ended December 31 are summarized as follows (in thousands):
                                              2000        1999       1998
Direct premiums                           $1,297,995  $1,268,129  $1,201,189
Reinsurance premiums assumed
 from other companies                        260,214     110,180      42,403
Reinsurance premiums
 ceded to other companies                   (369,506)   (247,631)   (154,884)

Net premiums                              $1,188,703  $1,130,678  $1,088,708

Reinsurance recoveries                      $256,731    $162,863      $88,240


Life insurance in force and related reinsurance amounts at
December 31 are summarized as follows (in thousands):
                                           2000        1999           1998
Direct life insurance in force         $47,902,590  $46,156,190  $44,134,974
Reinsurance risks assumed
 from other companies                      873,996      797,059      713,200

Total life insurance in force           48,776,586   46,953,249   44,848,174
Reinsurance risks
 ceded to other companies              (12,573,404)  (9,629,707)  (7,965,042)

Net life insurance in force            $36,203,182  $37,323,542  $36,883,132


(10) FEDERAL INCOME TAXES
The federal income tax provisions vary from the amounts
computed when applying the statutory federal income tax rate.
A reconciliation of the effective tax rate of the companies to the statutory federal income tax rate follows (in thousands, except percentages):
                            2000                1999                1998
                      Amount     Rate     Amount     Rate     Amount     Rate

Income tax on
  pre-tax income     $72,430    35.00%  $136,038    35.00%   $95,861    35.00%
Tax-exempt
  investment income   (3,956)   (1.91)    (1,691)   (0.44)%     (971)   (0.35)%
Dividend exclusion    (1,247)   (0.60)    (3,414)   (0.88)%   (5,044)   (1.84)%
Exempted losses on
 sale of assets       (2,604)   (1.26)    (4,470)   (1.15)%   (9,856)   (3.60)%
Miscellaneous
 tax credits, net     (1,467)   (0.71)    (1,467)   (0.38)%   (1,467)   (0.54)%
Other items, net       3,612     1.74     (2,928)   (0.75)%   (2,032)   (0.74)%

                     $66,768    32.26%     $122,068  31.40%  $76,491    27.93%

The tax effects of temporary differences that gave rise to
significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2000 and December 31, 1999 are as follows (in thousands):
                                                              2000     1999
Deferred tax assets:
 Investment in bonds, real estate and other
  invested assets, principally due to
  investment valuation allowances                           $10,024   $17,750
 Policyowner funds, principally due to policy
  reserve discount                                          103,866    87,650
 Policyowner funds, principally due to unearned
  premium reserve                                            12,843    11,219
  Other assets                                                5,892     4,689

     Total gross deferred tax assets                        132,625    121,308
     Less valuation allowance                                (3,000)    (3,000)

     Net deferred tax assets                               $129,625   $118,308

Deferred tax liabilities:
  Marketable equity securities, principally due to
  net unrealized gains on stock     $                       (81,060)  (131,347)
 Investment in bonds, principally due to
  accrual of discount on bonds                              (13,190)   (20,941)
 Deferred policy acquisition costs, due to
  difference between GAAP and tax                          (178,788)  (184,217)
 Property, plant and equipment, principally due to
  difference between GAAP and tax depreciation methods       (5,278)    (3,144)
     Other liabilities                                            -           -

     Net deferred tax liabilities                          (278,316)  (339,649)

Total deferred tax                                        $(148,691) $(221,341)


Management believes that a sufficient level of taxable income will be achieved to utilize the net deferred tax assets. Through 1983, under the provision of the Life Insurance Company Income Tax Act of 1959, life insurance companies were permitted to defer from taxation a portion of their income (within certain limitations) until and unless it is distributed to stockholders, at which time it was taxed at regular corporate tax rates. No provision for deferred federal income taxes applicable to such untaxed income has been made, because management is of the opinion that no distributions of such untaxed income (designated by federal law as "policyholders' surplus") will be made in the foreseeable future. There was no change in the "policyholders' surplus" between December 31, 1999 and December 31, 2000, and the cumulative balance was approximately $63,000,000 at both dates.
Federal income taxes totaling approximately $114,415,000, $108,060,000 and $111,465,000 were paid to the Internal Revenue Service in 2000, 1999 and 1998, respectively. The statute of limitations for the examination of federal income tax returns through 1996 for American National and its subsidiaries by the Internal Revenue Service has expired. All prior year deficiencies have been paid or provided for, and American National has filed appropriate claims for refunds through 1996. In the opinion of management, adequate provision has been made for any tax deficiencies that may be sustained.

(11) COMPONENTS OF COMPREHENSIVE INCOME
The items included in comprehensive income, other than net
income, are unrealized gains on available-for-sale securities, net of deferred acquisition costs, and foreign exchange
adjustments.
The details on the unrealized gains included in comprehensive income, and the related tax effects thereon are as follows (in thousands):
                                           Before      Federal        Net of
                                         Federal      Income Tax     Federal
                                        Income Tax     Expense      Income Tax

December 31, 2000
Unrealized Losses                       $(139,180)    $(48,709)     $(90,471)
Less: reclassification adjustment for
  gains realized in net income            (21,295)      (7,453)      (13,842)

Net unrealized loss component
  of comprehensive income               $(160,475)    $(56,162)    $(104,313)


December 31, 1999
Unrealized Gains/(Losses)                 $80,700      $28,359       $52,341
Less: reclassification adjustment for
  gains realized in net income           (148,721)     (52,052)      (96,669)

Net unrealized loss component
  of comprehensive income                $(68,021)    $(23,693)     $(44,328)


December 31, 1998
Unrealized Gains/(Losses)                $163,103      $57,086      $106,017
Less: reclassification adjustment for
  gains realized in net income            (34,960)     (12,236)      (22,724)

Net unrealized gains component
  of comprehensive income                $128,143      $44,850       $83,293


(12) COMMON STOCK AND EARNINGS PER SHARE
American National has only one class of common stock and no
preferred stock. At December 31, 2000, 1999 and 1998, American
National had 50,000,000 authorized shares of $1.00 par value common stock with 30,832,449 shares issued. At December 31,
2000 and 1999, treasury shares were 4,274,284, restricted
shares were 79,000 and unrestricted shares outstanding were
26,479,165. At December 31, 1998 there were no restricted
shares, treasury shares were 4,353,284; and total outstanding shares were 26,479,165.
Stock-Based Compensation-During 1999, American National's
stockholders approved the "1999 Stock and Incentive Plan."
Under this plan, American National can grant Non-Qualified
Stock Options, Stock Appreciation Rights, Restricted Stock
Awards, Performance Rewards, Incentive Awards and any
combination of these. The number of shares available for
grants under the plan cannot exceed 900,000 shares, and no
more than 50,000 shares may be granted to any one individual in any calendar year. During 2000, the plan was amended to
adjust the grant price of awards made during 1999.
The Plan provides for the award of Restricted Stock.
Restricted Stock Awards entitle the participant to full
dividend and voting rights. Unvested shares are restricted as to disposition and are subject to forfeiture under certain
circumstances. Compensation expense is recognized over the
vesting period. Awards of 79,000 shares were granted to
directors and board consultants on August 1, 1999, with 19,000 granted at an exercise price of $70.50 per share (subsequently amended in 2000 to $57 per share), and 60,000 granted at an
exercise price of zero. The restrictions on these awards lapse after 10 years, and feature a graded vesting schedule in the case of the retirement of an award holder. During 2000 and
1999, none of the restrictions on these shares lapsed and all of the Restricted Stock was outstanding at the end of the
year. The amount of compensation expense recorded was $486,000 in 2000.
On August 1, 1999, American National granted Stock
Appreciation Rights (SAR) on 81,500 shares to selected
officers. These SARs were granted at a stated price of $70.50 per share (subsequently amended in 2000 to $57 per share),
vest at a rate of 20% per year for 5 years and expire 5 years after the vesting period. American National uses the average of the high and low price on the last trading day of the
period to calculate the fair value and compensation expense
for SARs. The fair value and compensation expense of the SARs was $709,000 at December 31, 2000 and zero at December 31,
1999.
Stock Appreciation Right information for 2000 and 1999
follows:
                                                                     Weighted
                                                                      Average
                                                                    Price per
                                                           Shares       Share

Outstanding at December 31, 1998                               -            -
     Granted                                              81,500    $ 57.0000

Outstanding at December 31, 1999                          81,500      57.0000
     Granted                                               3,000      61.8125
     Exercised                                            (1,100)     57.0000
     Canceled                                             (1,208)     57.0000

Outstanding at December 31, 2000                          82,192     57.1757


The weighted-average contractual remaining life for the 82,192 shares outstanding as of December 31, 2000 is 8.5 years. The weighted-average exercise price for these shares is $57.18 per share. Of the shares outstanding, 15,192 are exercisable at a weighted-average exercise price of $57.00 per share
Earnings Per Share-Earnings per share for 2000, 1999, and
1998 were calculated using a weighted-average number of shares outstanding of 26,479,165. There were no potentially dilutive items outstanding in 1998. In 1999, the average market price, since the grant date of the Restricted Stock Awards, was less than the exercise price. In 2000, the incremental number of shares to be added to number of shares outstanding was approximately 7,000 shares and had no effect on the earnings per share calculation. As a result, diluted earnings per share is equal to the basic earnings per share for 2000 and 1999. Dividends-American National's payment of dividends to stockholders is restricted by statutory regulations. Generally, the restrictions require life insurance companies to maintain minimum amounts of capital and surplus, and, in the absence of special approval, limit the payment of dividends to statutory net gain from operations on an annual, non-cumulative basis. Additionally, insurance companies are not permitted to distribute the excess of stockholders' equity, as determined on a GAAP basis over that determined on a statutory basis.
Generally, the same restrictions on amounts that can transfer in the form of dividends, loans, or advances to the parent company apply to American National's insurance subsidiaries. At December 31, 2000, approximately $611,088,000 of American National's consolidated stockholders' equity represents net assets of its insurance subsidiaries. Any transfer of these net assets to American National would be subject to statutory restrictions and approval.

(13) SEGMENT INFORMATION
American National and its subsidiaries are engaged principally in the insurance business. Management organizes the business around its marketing distribution channels. Separate management of each segment is required because each business unit is subject to different marketing strategies. There are eight operating segments based on the company's marketing distribution channels.
The operating segments are as follows:
Multiple Line Marketing - This segment derives its revenues from the sale of individual life, annuity, accident and health, and property and casualty products marketed through American National, ANTEX, ANPAC, ANGIC and ANPAC Lloyds.
Home Service Division - This segment derives its revenues from the sale of individual life, annuity and accident and health insurance. In this segment, the agent collects the premiums. This segment includes business in the United States and Mexico.
Independent Marketing - This segment derives its revenues mainly from the sale of life and annuity lines marketed through independent marketing organizations.
Health Division - This segment derives its revenues primarily from the sale of accident and health insurance plus group life insurance marketed through group brokers and third party marketing organizations.
Senior Age Marketing - This segment derives its revenues primarily from the sale of Medicare supplement plans, individual life, annuities, and accident and health insurance marketed through Standard Life and Accident Insurance Company. Direct Marketing - This segment derives its revenues principally from the sale of individual life insurance, marketed through Garden State Life Insurance Company, using direct selling methods.
Credit Insurance Division - This segment derives its revenues principally from the sale of credit life and credit accident and health insurance.
Capital and Surplus - This segment derives its revenues principally from investment instruments.
All Other - This category comprises segments which are too small to show individually. This category includes non-insurance, reinsurance assumed, and retirement benefits.
All income and expense amounts specifically attributable to policy transactions are recorded directly to the appropriate line of business within each segment. Income and expenses not specifically attributable to policy transactions are allocated to the lines within each segment as follows:
     Net investment income from fixed income assets (bonds and mortgage loans on real estate) is allocated based on the funds generated by each line at the average yield available from these fixed income assets at the time such funds become available.
     Net investment income from all other assets is allocated to capital and surplus to arrive at an underwriting gain from operations. A portion of the income allocated to capital and surplus is then re-allocated to the other segments in accordance with the amount of equity invested in each segment.
     Expenses are allocated to the lines based upon various factors, including premium and commission ratios within the respective operating segments.
     Gain or loss on the sale of investments is allocated to capital and surplus.
     Equity in earnings of unconsolidated affiliates is allocated to the segment that provided the funds to invest in the affiliate.
     Federal income taxes have been applied to the net earnings of each segment based on a fixed tax rate. Any difference between the amount allocated to the segments and the total federal income tax amount is allocated to capital and surplus.
The following tables summarize net income and various components of net income by operating segment for the years ended December 31, 2000, 1999 and 1998 (in thousands):

                               Premiums       Net
                                 and       Investment
                                Other        Income        Expenses
                               Policy          and            and
                               Revenue    Realized Gains   Benefits
2000
Multiple Line
  Marketing                   $518,271      $95,629        $596,098
Home Service
  Division                     212,951      119,543         276,686
Independent Marketing           76,236      113,107         176,196
Health Division                253,820        8,779         281,837
Credit Insurance
  Division                      63,412       17,010          68,466
Senior Age Marketing           148,565       18,292         156,970
Direct Marketing                28,076        3,906          28,678
Capital & Surplus                  938       94,795            (264)
All Other                       30,553       30,599          45,922

                            $1,332,822     $501,660      $1,630,589


                                       Gain From
                                       Operations    Federal
                           Equity      Before        Income
                             in        Federal       Tax
                       Unconsolidated  Income        Expense     Net
                         Affiliates    Taxes         (Benefit)   income
2000 continued
Multiple Line
  Marketing                 $-        $17,802        $5,874      $11,928
Home Service
  Division                   -         55,808        18,417       37,391
Independent Marketing        -         13,147         4,339        8,808
Health Division               -       (19,238)       (6,349)     (12,889)
Credit Insurance
  Division                    -        11,956         3,945        8,011
Senior Age Marketing          -         9,887         3,263        6,625
Direct Marketing              -         3,304         1,090        2,214
Capital & Surplus           100        96,097        30,190       65,907
All Other                 2,949        18,179         5,999       12,180

                         $3,049      $206,942       $66,768     $140,174


                               Premiums       Net
                                 and       Investment
                                Other        Income        Expenses
                               Policy          and            and
                               Revenue    Realized Gains   Benefits
1999
Multiple Line
  Marketing                  $489,263      $95,821          $530,321
Home Service
  Division                    209,033      118,978           263,945
Independent
  Marketing                    60,574      118,960           162,052
Health Division               237,446        7,406           256,390
Credit Insurance
  Division                     63,262       16,094            65,903
Senior Age Marketing          148,368       18,013           162,209
Direct Marketing               26,857        3,734            24,823
Capital and Surplus             1,087      211,453               256
All Other                      30,714       32,551            54,976

                           $1,266,604     $623,010        $1,520,875


                                       Gain From
                                       Operations    Federal
                           Equity      Before        Income
                             in        Federal       Tax
                       Unconsolidated  Income        Expense     Net
                         Affiliates    Taxes         (Benefit)   income
1999 continued
Multiple Line
  Marketing                 $-         $54,763       $18,072     $36,691
Home Service
  Division                   -          64,066        21,142      42,924
Independent
  Marketing                  -          17,482         5,769      11,713
Health Division              -         (11,538)       (3,808)     (7,730)
Credit Insurance
  Division                   -          13,453         4,439       9,014
Senior Age Marketing         -           4,172         1,377       2,795
Direct Marketing             -           5,768         1,903       3,865
Capital and Surplus        12,249      224,533        67,900     156,633
All Other                   7,693       15,982        5,274       10,708

                          $19,942     $388,681     $122,068      $266,613


                                Premiums       Net
                                 and       Investment
                                Other        Income        Expenses
                               Policy          and            and
                               Revenue    Realized Gains   Benefits
1998
Multiple Line
  Marketing                   $452,146     $95,063         $488,842
Home Service
  Division                     203,976     122,188          252,446
Independent
  Marketing                     69,714     122,279          184,655
Health Division                211,249       7,850          240,195
Credit Insurance
  Division                      57,727      15,215           61,181
Senior Age
  Marketing                    162,161      17,760          169,929
Direct
 Marketing                      26,619       3,588           24,034
Capital and
  Surplus                          982     107,737              761
All Other                       35,081      33,330           56,781

                            $1,219,655    $525,010       $1,478,824


                                       Gain From
                                       Operations    Federal
                           Equity      Before        Income
                             in        Federal       Tax
                       Unconsolidated  Income        Expense     Net
                         Affiliates    Taxes         (Benefit)   income
1998 continued
Multiple Line
  Marketing                $-          $58,367       $19,261     $39,106
Home Service
  Division                  -           73,718        24,327      49,391
Independent
  Marketing                 -            7,338         2,422       4,916
Health Division             -          (21,096)       (6,962)    (14,134)
Credit Insurance
  Division                  -           11,761         3,881       7,880
Senior Age
  Marketing                 -            9,992         3,297       6,695
Direct
 Marketing                  -            6,173         2,037       4,136
Capital and
  Surplus                8,048         116,006        24,390      91,616
All Other                   -           11,630         3,838       7,792

                        $8,048        $273,889       $76,491    $197,398

There were no significant non-cash items to report.
Substantially all of the consolidated revenues were derived in the United States.





Most of the operating segments provide essentially the same types of products. The following table provides revenues within each segment by line of business for the years ended
December 31, 2000, 1999 and 1998 (in thousands):

Total Revenues
                                                 Accident &    Property &
                            Life     Annuity     Health        Casualty
2000
Multiple Line Marketing   $122,302   $17,392     $17,853     $450,894
Home Service Division      287,057     4,477       9,317          -
Independent Marketing       14,549   162,592          -           -
Health Division              4,055       -       253,274          -
Credit Insurance Division      -         -            -           -
Senior Age Marketing        30,487     1,675     125,541          -
Direct Marketing            31,188       -           219          -
Capital & Surplus              -         -           -            -
All Other                   29,311     1,671         937          -

                          $518,949  $187,807    $407,141     $450,894


Total Revenues- Continued
                                                     Total
                            Credit   All Other    Revenues
2000-
Multiple Line Marketing       $-       $-           $608,441
Home Service Division          -        -            300,851
Independent Marketing          -        -            177,141
Health Division                -        -            257,329
Credit Insurance Division    69,346     -             69,346
Senior Age Marketing           -        -            157,703
Direct Marketing               -        -             31,407
Capital & Surplus              -       173,478       173,478
All Other                      -        26,866        58,785

                           $69,346    $200,344     1,834,481



Total Revenues
                                                 Accident &    Property &
                            Life      Annuity     Health        Casualty
1999
Multiple Line Marketing    $121,753   $17,637    $19,736     $403,029
Home Service Division       283,566     4,576      8,778            -
Independent Marketing         8,938   157,569          -            -
Health Division               3,920         -    236,559            -
Credit Insurance Division         -         -          -            -
Senior Age Marketing         31,577     1,692    125,609            -
Direct Marketing             29,501       146        427            -
Capital and Surplus               -         -          -            -
All Other                   30,120      1,878      1,709            -

                          $509,375   $183,498    392,818     $403,029

Total Revenues- Continued
                                                     Total
                            Credit   All Other    Revenues
1999
Multiple Line Marketing       $-       $ -         $562,155
Home Service Division          -         -          296,920
Independent Marketing          -         -          166,507
Health Division                -         -          240,479
Credit Insurance Division   69,007       -           69,007
Senior Age Marketing           -         -          158,878
Direct Marketing               -         -           30,074
Capital and Surplus            -    306,797         306,797
All Other                      -     25,090          58,797

                          $69,007  $331,887      $1,889,614



Total Revenues
                                                 Accident &    Property &
                            Life       Annuity     Health        Casualty
1998
Multiple Line Marketing    $121,829   $16,826    $20,232     $365,369
Home Service Division       279,531     4,410      8,793            -
Independent Marketing         5,328   173,990          -            -
Health Division               3,802         -    210,622            -
Credit Insurance Division         -         -          -            -
Senior Age Marketing         32,821     1,583    137,889            -
Direct Marketing             29,042       165        462            -
Capital and Surplus               -         -          -            -
All Other                    31,996    18,962      1,977            -

                           $504,349   215,936   $379,975     $365,369


Total Revenues- Continued
                                                     Total
                            Credit   All Other    Revenues
1998
Multiple Line Marketing        $-       $-        $524,256
Home Service Division           -        -         292,734
Independent Marketing           -        -         179,318
Health Division                 -        -         214,424
Credit Insurance Division   63,470       -          63,470
Senior Age Marketing            -        -         172,293
Direct Marketing                -        -          29,669
Capital and Surplus             -    204,991       204,991
All Other                       -     10,575       63,510

                           $63,470  $215,566   $1,744,665


The operating segments are supported by the fixed income assets and policy loans. Equity type assets, such as stocks, real estate and other invested assets, are investments of the Capital and Surplus segment. Assets of the non-insurance companies are specifically associated with those companies in the "All Other" segment. Any assets not used in support of the operating segments are assigned to Capital and Surplus.

The following table summarizes assets by operating segment for the years ended December 31, 2000 and 1999 (in thousands):

                               2000            1999
Multiple Line Marketing    $1,687,541     $1,598,043
Home Service Division       1,815,757      1,789,073
Independent Marketing       1,650,600      1,719,508
Health Division               376,246        193,018
Credit Insurance Division     408,780        387,669
Senior Age Marketing          340,324        326,163
Direct Marketing               91,173         82,799
Capital & Surplus           2,275,332      2,400,368
All Other                     624,634        593,885

                          $9,270,387      $9,090,526


The net assets of the Capital and Surplus and All Other segments include investments in unconsolidated affiliates. Almost all of American National's assets are located in the United States of America.
The amount of each segment item reported is the measure reported to the chief operating decision-maker for purposes of making decisions about allocating resources to the segment and assessing its performance. Adjustments and eliminations are made when preparing the consolidated financial statements, and allocations of revenues, expenses and gains or losses have been included when determining reported segment profit or loss.
The reported measures are determined in accordance with the measurement principles most consistent with those used in measuring the corresponding amounts in the consolidated financial statements.
The results of the operating segments of the business are affected by economic conditions and customer demands. A portion of American National's insurance business is written through one third-party marketing organization. During 2000, approximately 10% of the total premium revenues and policy account deposits were written through that organization, which is included in the Independent Marketing operating segment. This compares with 8% and 11% in 1999 and 1998, respectively. Of the total business written by this one organization, the majority was annuities.

(14) RECONCILIATION TO STATUTORY ACCOUNTING
American National and its insurance subsidiaries are required to file statutory financial statements with state insurance regulatory authorities. Accounting principles used to prepare these statutory financial statements differ from those used to prepare financial statements on the basis of Generally Accepted Accounting Principles. Effective January 1, 2001 new codified statutory accounting principles are required to be adopted. Management believes that the adoption of these new principles will not have a material effect on the statutory capital and surplus as reported in the following tables. Reconciliations of statutory net income and capital and surplus, as determined using statutory accounting principles, to the amounts included in the accompanying consolidated financial statements, as of and for the years ended December 31, are as follows (in thousands):
     2000     1999     1998

Statutory net income of insurance companies  $132,682  $159,375  $155,368
Net gain (loss) of non-insurance companies    (17,524)   97,782    15,240

Combined net                                  115,158   257,157   170,608
Increases/(decreases):
     Deferred policy acquisition costs         (7,807)    2,188    (9,795)
     Policyholder funds                        15,851     4,288    18,702
     Deferred federal income tax benefit       16,487    10,060     1,216
     Premiums deferred and other receivables   (2,134)   (2,315)      (84)
     Gain on sale of investments                 (752)      416      (292)
     Change in interest maintenance reserve    (5,904)   (1,033)    2,773
     Asset valuation allowances                 8,388    (4,762)   12,010
Other adjustments, net                           (240)      948     2,336
Consolidating eliminations and adjustments      1,127      (334)      (76)

Net income reported herein                   $140,174  $266,613  $197,398


     2000     1999     1998

Statutory capital and
  surplus of insurance companies         $2,309,259   $2,377,589   $2,163,593
Stockholders equity
  of non-insurance companies                517,805      523,550      524,630

Combined capital and surplus              2,827,064    2,901,139    2,688,223
Increases/(decreases):
  Deferred policy acquisition costs         747,884      758,796      731,703
  Policyholder funds                        174,874      159,394      154,445
  Deferred federal income taxes            (148,691)    (221,341)    (259,243)
  Premiums deferred and other receivables   (82,583)     (80,453)     (78,139)
  Reinsurance in "unauthorized companies"    45,769       37,376       38,748
  Statutory asset valuation reserve         339,963      370,191      344,926
  Statutory interest maintenance reserve      4,308        9,729       10,762
  Asset valuation allowances                (30,062)     (38,285)     (28,489)
  Investment market value adjustments       (56,087)      (9,556)      48,656
Non-admitted assets and
     other adjustments, net                 204,393      158,876      173,877
Consolidating eliminations
 and adjustments                         (1,003,175)    (982,720)    (910,857)

Stockholders' equity reported herein    $3,023,657    $3,063,146   $2,914,612


In accordance with various government and state regulations, American National and its insurance subsidiaries had bonds with an amortized value of $74,432,000 on deposit with appropriate regulatory authorities.

(15) RETIREMENT BENEFITS
American National and its subsidiaries have one tax-qualified pension plan, which has three separate programs. One of the programs is contributory and covers home service agents and managers. The other two programs are noncontributory, with one covering salaried and management employees and the other covering home office clerical employees subject to a collective bargaining agreement. The program covering salaried and management employees provides pension benefits that are based on years of service and the employee's compensation during the five years before retirement. The programs covering hourly employees and agents generally provide benefits that are based on the employee's career average earnings and years of service.
American National also sponsors for key executives two non-tax-qualified pension plans that restore benefits that would otherwise be curtailed by statutory limits on qualified plan benefits.
The companies' funding policy for the pension plans is to make annual contributions in accordance with the minimum funding standards of the Employee Retirement Income Security Act of 1974. The unfunded plans will be funded out of general corporate assets when necessary.
Actuarial computations of pension expense (before income taxes) produced a pension debit of $4,071,000 for 2000, $3,954,000 for 1999 and $3,051,000 for 1998.
The pension debit for the years ended December 31, is made up of the following (in thousands):

                                               2000     1999     1998

Service cost-benefits earned during period    $5,212   $5,833   $5,629
Interest cost on projected benefit obligation  8,927    8,175    7,661
Expected return on plan assets                (8,940)  (8,946)  (8,887)
Amortization of past service cost                289      534      473
Amortization of transition asset              (2,619)  (2,619)  (2,619)
Amortization of actuarial loss                 1,202      977      794

           Total pension debit                $4,071   $3,954   $3,051



The following table sets forth the funded status and amounts recognized in the consolidated statements of financial
position at December 31 for the pension plans.
Actuarial present value of benefit obligation:
                                             2000               1999
                                   Assets    Accumulated   Assets  Accumulated
                                    Exceed    Benefits    Exceed     Benefits
                                Accumulated    Exceed    Accumulated   Exceed
                                   Benefits    Assets     Benefits     Assets

Vested benefit obligation        $(77,961)    $(28,064)  $(72,591)   $(24,781)

Accumulated benefit obligation   $(80,947)    $(28,064)  $(75,578)   $(24,781)

Projected benefit obligation     $(98,531)    $(29,349)  $(91,897)   $(27,189)
Plan assets at fair value
     (long term securities)       131,439            -    130,363           -
Funded status:
  Plan assets in excess of
  projected benefit obligation     32,908     (29,349)     38,466     (27,189)
  Unrecognized net loss            4,698          545       1,981       1,554
  Prior service cost not
  yet recognized in
  periodic pension cost                -          208          -          497
  Unrecognized net transition
  asset at January 1
  being recognized over 15 years  (2,619)           -      (5,239)            -

Prepaid pension cost included
in other assets
  or other liabilities           $34,987     $(28,596)    $35,208    $(25,138)


Assumptions used at December 31:                            2000     1999
Weighted-average discount rate on benefit obligation        7.40%    7.30%
Rate of increase in compensation levels                     4.80%    4.80%
Expected long-term rate of return on plan assets            7.00%    7.00%


Other Benefits
Under American National and its subsidiaries' various group benefit plans for active employees, a $2,500 paid-up life insurance certificate is provided upon retirement for eligible participants who meet certain age and length of service requirements.
American National has one health benefit plan for retirees of all companies in the consolidated group. Participation in this plan is limited to current retirees and their dependents and those employees and their dependents who met certain age and length of service requirements as of December 31, 1993. No new participants will be added to this plan in the future.
The retiree health benefit plan provides major medical benefits for participants under the age of 65 and Medicare supplemental benefits for those over 65. Prescription drug benefits are provided to both age groups. The plan is contributory, with the company's contribution limited to $80 per month for retirees and spouses under the age of 65 and $40 per month for retirees and spouses over the age of 65. All additional contributions necessary, over the amount to be contributed by American National, are to be contributed by the retirees.
The accrued post-retirement benefit obligation, included in other liabilities, was $5,888,000 and $13,221,000 at December 31, 2000 and 1999, respectively. These amounts were approximately equal to the unfunded accumulated post-retirement benefit obligation. Since American Nationals contributions to the cost of the retiree benefit plans are fixed, the health care cost trend rate will have no effect on the future expense or the accumulated post-retirement benefit obligation.

(16) COMMITMENTS AND CONTINGENCIES
Commitments-American National and its subsidiaries lease insurance sales office space in various cities. The long-term lease commitments at December 31, 2000 were approximately $5,508,000.
In the ordinary course of their operations, the companies also had commitments outstanding at December 31, 2000 to purchase, expand or improve real estate, to fund mortgage loans and to purchase other invested assets aggregating $77,626,000, all of which are expected to be funded in 2001. As of December 31, 2000, all of the mortgage loan commitments have interest rates that are fixed.
Contingencies-American National and its subsidiaries are defendants in various lawsuits concerning alleged failure to honor certain loan commitments, alleged breach of certain agency and real estate contracts, various employment matters, allegedly deceptive insurance sales and marketing practices, and other litigation arising in the ordinary course of operations. Certain of these lawsuits include claims for compensatory and punitive damages. After reviewing these matters with legal counsel, management is of the opinion that the ultimate resultant liability, if any, would not have a material adverse effect on the companies' consolidated financial position or results of operations. However, these lawsuits are in various stages of development, and future facts and circumstances could result in management changing its conclusions.
In recent years, various life insurance companies have been named as defendants in class action lawsuits relating to life insurance pricing and sales practices. A number of these lawsuits have resulted in substantial settlements across the life insurance industry. American National is a defendant in similar class action lawsuits. After reviewing these cases with legal counsel, management believes that American National has meritorious defenses against these lawsuits. Therefore, no provision for possible losses on these cases has been recorded in the consolidated financial statements. Based on information currently available, management also believes that any amounts that may be ultimately paid, if any, arising from these cases would not have a material effect on the company's results of operations and financial position. However, it should be noted that the frequency of large damage awards, that bear little or no relation to the economic damages incurred by plaintiffs in some jurisdictions, continue to create the potential for an unpredictable judgement in any given lawsuit. It is possible that, if the defenses in these lawsuits are not successful, and the judgement is greater than management can anticipate, the resulting liability could have a material impact on the consolidated financial results.
(17) SUBSEQUENT EVENT
On October 31, 2000, American National entered into a definitive merger agreement with Farm Family Holdings, Inc.
(FFH) under which American National will acquire FFH. The acquisition price was set at $44 per share for the common stock of FFH and $35.72 per share for the preferred stock outstanding plus any accrued and unpaid dividends as of the closing date.
The merger was valued at approximately $280 million to be paid in cash and funded by a combination of cash on hand and debt financing. The merger was also subject to certain closing conditions. On February 27, 2001, the stockholders of FFH approved the merger. Subsequently the only significant closing condition remaining was the approval of the New York Insurance Department. American National expects to close this acquisition by the end of the first quarter of 2001.